UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-21335

Exact name of registrant as specified in charter:	Optimum Fund Trust

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	Anthony G. Ciavarelli, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2024

Item 1. Reports to Stockholders

Annual report

Optimum Fixed Income Fund

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small-Mid Cap Growth Fund

Optimum Small-Mid Cap Value Fund

March 31, 2024

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and, if available, their summary prospectuses, which may be obtained by visiting optimummutualfunds.com/ literature or calling 800 914-0278. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the fact sheet for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Unless otherwise noted, views expressed herein are current as of March 31, 2024, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

All third-party marks cited are the property of their respective owners.

© 2024 Macquarie Management Holdings, Inc.

Portfolio management review

Optimum Fixed Income Fund	March 31, 2024 (Unaudited)

Performance review (for the year ended March 31, 2024)

Optimum Fixed Income Fund (Institutional Class shares)	1-year return	+2.43%
Optimum Fixed Income Fund (Class A shares)	1-year return	+2.15%
Bloomberg US Aggregate Index (benchmark)	1-year return	+1.70%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Fixed Income Fund, please see the table on page 19.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 21 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Fund objective

The Fund seeks a high level of income and may also seek growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisor

Pacific Investment Management Company LLC (PIMCO)

Market review

After a challenging year for fixed income markets in 2022 (when interest rates and credit spreads sold off in tandem) 2023 offered fixed income investors an overall improved market environment despite ongoing volatility. Government bond yields generally ended the Fund’s fiscal year lower, and credit spreads tightened as benign inflation reports increased investor confidence in a soft landing, resulting in a year-end rally across asset classes. Although many analysts had come into the fiscal period predicting a global recession given the manner and frequency with which central banks increased rates, the global economy remained resilient and most equity markets experienced growth. Over the course of the 12-month period, central bank policy and inflation remained a primary focus for investors, including discussions about the potential end of the rate hiking cycle and receding inflation.

Central banks largely prioritized controlling inflation in 2023. The US Federal Reserve continued its monetary policy tightening, with the upper end of the federal funds target range moving from 4.50% to 5.50% over the first half of the fiscal year. More recently, Fed communications conveyed a belief that rates have likely peaked. Having been behind the Fed in raising rates, the European Central Bank (ECB) hiked its deposit rate from 2.00% to 4.00% over the course of 2023. Other central banks across Canada, Australia, New Zealand, and the UK also raised rates. One outlier in developed markets was the Bank of Japan, which kept its key policy rate unchanged while further loosening its yield curve control policy.

In developed market sovereign bonds, yields rose in the second and third quarters of the Fund’s fiscal year, as the economy and inflation remained resilient, and central banks were hawkish in response. A rally in the last quarter of 2023 caused yields to fall. While Treasury yields generally ended the 12-month period ending March 31, 2024, flat, interest rate volatility throughout the fiscal year was high, with the 10-year US Treasury yield reaching a 16-year peak in October on rising fears of rates being higher for longer. However, November saw one of the bond market’s largest-ever rallies, as the Bloomberg Global Aggregate Index had its best month since the global financial crisis. Risk assets ended the 12-month period ended March 31, 2024, strongly, with most major equity indices returning 20% or more for the fiscal year. Credit spreads broadly tightened across corporates, securitized bonds, and emerging markets.

Inflation was the key economic indicator during the Fund’s fiscal year, as investor inflation fears returned in the fall of 2023, only to sharply reverse in December as the Fed signaled an end to the tightening cycle. By the first quarter of 2024, however, economic resilience, persistent fiscal momentum, and wealth effects reignited concern that the path to lower inflation may not be as smooth as initially hoped. The US Consumer Price Index (CPI) reached a low of 3% in June 2023 but touched 3.7% before softening again. It ended the Fund’s fiscal year at 3.5%.

The fiscal period ended with markets keenly focused on the Fed’s ability to transition from a tightening cycle to either a pause or easing. Expectations fluctuated from pricing in seven 2024 rate cuts in December 2023 to only three by the end of the fiscal year. Service sector pricing power resilience was a key focus at the end of the 12-month period ended March 31, 2024. The interest rate on 10-year Treasurys raced back from an exuberant 3.8% in December 2023 to 4.2% by the end of March 2024.

Portfolio management review

Optimum Fixed Income Fund

Risk markets took inflation in stride, focusing instead on a “no landing” narrative, with yield spreads for non-government sectors declining significantly, a reflection of increased exuberance. While interest rates remained at attractive levels, most credit risk sectors offered historically limited value, having returned to the bottom quartile of valuations. At the end of the Fund’s fiscal period, investors were evaluating the upcoming US presidential election and the fraught geopolitical backdrop as both Ukraine and the Middle East posed serious risks. Given that, investors’ optimism that inflation will be tamed and their enthusiasm for new technologies based on artificial intelligence (AI) may prove susceptible to negative exogenous surprises.

Source: Bloomberg, unless otherwise noted.

Fund performance

For the fiscal year ended March 31, 2024, Optimum Fixed Income Fund outperformed its benchmark, the Bloomberg US Aggregate Index. The following remarks describe factors that affected relative performance within these respective portions.

DMC

For the fiscal year ended March 31, 2024, DMC’s portion of the Optimum Fixed Income Fund outperformed its benchmark, the Bloomberg US Aggregate Index, on a gross of fees basis.

DMC’s portion of the Fund successfully navigated the volatile period by employing an agile, top-down sector allocation approach, with help from an overweight and subsequent reduction in its allocations to credit-related sectors, such as investment grade corporate, high yield, and emerging markets debt. DMC’s portion of the Fund also benefited from a modest and persistent allocation to non-agency residential mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS). Conversely, the late-cycle transition to a neutral and eventually long-duration (a measure of a security’s sensitivity to changes in interest rates) position detracted modestly from performance as inflation fears continued to affect interest rates. DMC’s modest overweight to financials also detracted from the Fund’s performance during the fiscal period.

The Fund’s fiscal year experienced significant volatility in credit risk valuations as well as interest rates. DMC’s decision to retain an overweight to investment grade corporates through the regional banking crisis was beneficial as was its allocation to the plus sectors of high yield and emerging markets debt. However, as spreads across credit sectors tightened materially by fiscal year end, DMC monetized the strong performance by reducing credit risk in its portion of the Fund to build its liquid capital reserve and wait for what it viewed as more compelling opportunities.

In managing the higher interest rate volatility, DMC’s portion of the Fund employed a strategic long-term approach. The significant short-term volatility detracted from returns. To minimize the impact of volatility and capture long-term trends, in the initial phases of the Fed hiking cycle, DMC maintained a strategic position intended to reduce interest rate exposure. Once the 10-year Treasury yield exceeded 4%, and the Fed, along with economic indicators, began signaling late-cycle behavior, DMC sought to manage recession risk by increasing duration when interest rates rose significantly – in particular, when reaching 5% in October 2023 – and subsequently reducing that exposure once interest rates declined below 4% on “policy pivot” exuberance.

Overall exposure to high yield corporates benefited performance in DMC’s portion of the Fund during a period of earnings resilience and balance sheet strength. Among the beneficiaries of the economic recovery were cruise ship operator Carnival Corp.’s senior unsecured bonds, which performed well during the fiscal year, aided by favorable booking activity following the COVID-19 slowdown and the return to free-cash-flow generation. Additional exposure to the cruise line industry, including Royal Caribbean Cruises Ltd., was also beneficial to performance in DMC’s portion of the Fund.

DMC’s allocation to emerging market corporate securities benefited overall performance, as risk premiums declined on economic optimism. Among the stronger performers, Mexican airline operator Grupo Aeromexico SAB de CV continued to benefit from the recovery in travel.

DMC’s modest overweights to large financials Morgan Stanley and Barclays PLC detracted from performance in its portion of the Fund, as financials lagged the recovery in other components of the credit markets following the regional banking scare of March 2023. DMC’s portion of the Fund continues to hold exposure in both positions, and DMC believes the incremental yield in financials will continue to benefit total return as market attention shifts to resilience.

An allocation to securitized assets was an important driver of returns for DMC’s portion of the Fund during the fiscal year. Generally, DMC retained or increased its allocation to non-agency securitized assets such as credit risk transfer (CRT) notes, which it thinks will benefit from a strong residential real estate market. DMC’s portion of the Fund retained an overweight allocation to CMBS, which delivered strong performance. Senior fixed-rate securities generally added to performance, while the modest allocation to subordinated securities detracted from performance under the pressure of commercial real estate headlines.

During the fiscal year, DMC’s portion of the Fund used a variety of derivatives, including futures, to manage interest rate risk, swaps and swaptions to adjust the Fund’s overall exposure to certain markets, and currency forwards to increase or decrease exposure to foreign currencies. The use of derivatives did not have a material impact on performance during the fiscal year.

PIMCO

PIMCO’s portion of the Fund outperformed its benchmark, the Bloomberg Barclays US Aggregate Index, for the fiscal year ended March 31, 2024.

Interest rate strategies contributed to performance in PIMCO’s portion of the Fund. Tactical US duration positioning, including an overweight as rates rallied during the fourth quarter of 2023, added to performance. US yield curve positioning, with an underweight to the long portion of the curve, contributed to performance as long-end rates rose more than short-end rates. Overall, non-US interest rate strategies added to performance, including overweight exposure to Australian duration in the fourth quarter of 2023 when rates rallied significantly and short exposure to UK rates at the start of the period as gilt yields rose. Lastly, emerging market local interest rate strategies contributed to performance during the Fund’s fiscal year, including an allocation to Brazilian local rates.

Spread sector strategies were positive for performance in PIMCO’s portion of the Fund. An overall overweight to agency mortgage-backed securities (MBS) added to performance as the sector outperformed like-duration Treasurys and benefited from positive carry. Holdings of select non-agency mortgages and positive security selection within AAA-rated senior collateralized loan obligations (CLOs) contributed to returns. Credit strategies contributed to performance, including an allocation to high yield corporate credit as high yield spreads tightened. Within investment grade corporate credit, an overall underweight detracted from performance for PIMCO’s portion of the Fund as the sector outperformed like-duration Treasurys. This was partially offset by positive security selection within financial names.

Currency strategies were negative for relative performance in PIMCO’s portion of the Fund, as exposure to the Japanese yen, which depreciated relative to the US dollar, and short exposure to the Polish zloty, which appreciated relative to the US dollar, detracted from performance. Long exposure to select emerging market currencies, including the Brazilian real and Mexican peso, partially offset the negative currency performance in PIMCO’s portion of the Fund.

At the end of the Fund’s fiscal year, PIMCO’s portion of the Fund was modestly underweight duration. PIMCO was neutral US duration but remains tactical given current valuations and economic fundamentals. PIMCO’s portion of the Fund maintains modest exposure to duration in dollar bloc countries as PIMCO foresees potential for faster rate normalization. It maintains short exposure to interest rates in Japan.

Regarding spread strategies, PIMCO’s portion of the Fund maintained an underweight to generic investment grade corporate credit while actively seeking compelling name and sector exposure, with a preference for senior financials. It was overweight agency MBS relative to the benchmark, favoring higher coupons that it believes are less likely to be affected by the Fed’s balance sheet unwind. PIMCO also continues to favor senior positions in securitized credit (non-agency mortgages, AAA-rated senior CLOs, and CMBS) given inherent fundamental strength and the deleveraging nature of the asset.

PIMCO remains tactical with currency positions continuing to be modest. It is long select developed market currencies and long a basket of emerging market currencies.

The use of credit default swaps, forwards, futures, interest rate swaps, options, and swaptions did not have a material impact on performance during the fiscal year within PIMCO’s portion of the Fund.

Portfolio management review

Optimum International Fund	March 31, 2024 (Unaudited)
Performance review (for the year ended March 31, 2024)
Optimum International Fund (Institutional Class shares)	1-year return	+12.69%
Optimum International Fund (Class A shares)	1-year return	+12.42%
MSCI ACWI (All Country World Index) ex USA Index (net) (benchmark)	1-year return	+13.26%
MSCI ACWI (All Country World Index) ex USA Index (gross)	1-year return	+13.83%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum International Fund, please see the table on page 22.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 23 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth of capital. The Fund may also seek income.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Acadian Asset Management LLC (Acadian)

Baillie Gifford Overseas Limited (Baillie Gifford)

Market review

International equity markets were volatile throughout the Fund’s fiscal year ended March 31, 2024, finishing the 12-month period up 13.26% as measured by the MSCI ACWI (All Country World Index) ex USA Index (net). Investors’ concerns with interest rates and inflation drove performance during the fiscal period, with global equities rising through April 2023, selling off in May, and rallying in June as falling energy prices put fear of inflation on hold.

Central banks, including the US Federal Reserve, maintained tight monetary policy as core inflation remained sticky. When oil prices surged in August, equities sagged once again. The threat of a US government shutdown in September did little to assuage investors, who were also confronting deteriorating business conditions, challenges to China’s property market, and the onset of the Israel-Hamas war in early October.

Nonetheless, international equites registered impressive gains in November and December on the back of softer inflation data, declining crude oil prices, and rising expectations for central bank rate cuts. By this time most central banks, including the Fed, had stopped raising rates, convinced that their aggressive tightening was finally yielding results. Both inflation and overseas job markets appeared to be cooling off. Just the same, all central banks maintained their interest rates unchanged.

As a result, international equities enjoyed a strong end to the Fund’s fiscal period, rising sharply in the first quarter of 2024 on the optimism generated by expectations of rate cuts, solid corporate earnings, and lower inflation.

Overall, Japanese equities stood out, outperforming the broader international market, benefiting from a weak yen and the Bank of Japan’s decision to end its negative monetary policy. In contrast, China’s fraught real estate market, high unemployment, and slowing factory output remained cause for investor concern as did increasing tension in the Middle East.

Source: Bloomberg, unless otherwise noted.

Fund performance

For the fiscal year ended March 31, 2024, Optimum International Fund had a positive return but underperformed its benchmark, the MSCI ACWI (All Country World Index) ex USA Index (net). Relative performance differed between the Acadian and Baillie Gifford portions of the Fund. Acadian’s portion outperformed the benchmark (net of fees) while Baillie Gifford’s portion had a positive return but underperformed the benchmark. Stock selection was largely responsible in both cases, contributing to performance in Acadian’s portion of the Fund and detracting in Baillie Gifford’s portion. The information technology (IT) sector, getting a boost from the commercialization of artificial intelligence (AI), significantly contributed in both Acadian’s and Baillie Gifford’s portions of the Fund.

Acadian

Acadian focuses on its disciplined, value-focused, multifactor approach and seeks to manage the Fund with consistency, objectivity, and appropriate risk controls.

A combination of stock selection and an overweight position in information technology (IT), along with advantageous stock selection and an underweight position in consumer staples, contributed to a positive return in Acadian’s portion of the Fund. IT stocks benefited from the commercial introduction of AI applications. Meanwhile, inflation continued to erode consumer confidence, contributing to underperformance in the consumer staples sector in Acadian’s portion of the Fund during the fiscal period.

Stock selection in industrials and a combination of stock selection and an underweight position in financials detracted from performance. The financials sector benefited from prolonged elevated rates, but Acadian’s model was negative on the sector. Additionally, poor stock selection hampered the model. The decline in ocean freight rates, which peaked in 2021 and early 2022, hurt industrials in Acadian’s portion of the Fund.

Novo Nordisk A/S and Industria de Diseno Textil SA were leading contributors to relative performance in Acadian’s portion of the Fund for the fiscal year. Shares of Danish pharmaceutical giant Novo Nordisk contributed to performance, as the company benefited from demand for its semaglutide prescription drug, a key component in diabetes and weight-loss medications. Acadian’s bottom-up (stock-by-stock) selection, peer, and top-down models for the stock all ended the 12-month period positive. A position in the Spanish consumer discretionary company Industria de Diseno Textil contributed to performance after the company reported record profits. At the end of the fiscal year, Acadian’s bottom-up, peer, and top-down models all yielded positive signals for the stock. (The Fund still holds positions in Novo Nordisk and Industria de Diseno Textil.)

AP Moller - Maersk A/S and Taiwan Semiconductor Manufacturing Co. Ltd. were two leading detractors from performance in Acadian’s portion of the Fund for the fiscal year. An overweight in Danish industrials company AP Moller - Maersk detracted from relative returns in Acadian’s portion of the Fund as ocean freight rates continued to decline since peaking in early 2022. Nonetheless, at the end of the Fund’s fiscal year, Acadian’s bottom-up, peer, and top-down models all indicated positive signals for the stock. An underweight to Taiwanese IT company Taiwan Semiconductor Manufacturing detracted from performance in Acadian’s portion of the Fund as shares rose sharply on investor enthusiasm for AI.

At the end of the fiscal period, Acadian’s portion of the Fund had its largest country overweight positions in Taiwan, China, and Denmark.

The leading underweight positions were in the UK, Canada, and Japan. Sector positioning focused on IT, energy, and industrials. The biggest underweight positions were in consumer staples, financials, and communication services.

Baillie Gifford

Baillie Gifford maintains its investment philosophy and process through changing market environments. It fundamentally believes in long-term investing and that share prices ultimately follow earnings growth. Baillie Gifford is focused on finding companies whose ability to generate earnings growth is independent of a particular market environment.

Baillie Gifford’s portion of the Fund generated a positive return but underperformed its benchmark during the fiscal year. Baillie Gifford cited ongoing investor concerns about long-duration growth businesses in an environment with a multidecade-high cost of capital as well as weakness in Japanese and financials-sector holdings as reasons for the underperformance.

At the sector level, financials was the largest detractor from performance in Baillie Gifford’s portion of the Fund during the fiscal year. In the short term, financials, especially banks, outperformed as perceived beneficiaries of rising interest rates. Baillie Gifford’s portion of the Fund had little exposure to banks and thus underperformed.

Consumer discretionary holdings also detracted from performance in Baillie Gifford’s portion of the Fund. Luxury goods holdings such as Kering SA and Shiseido Co. Ltd. were weak due to their Chinese consumer exposure as spending patterns have been slow to recover to pre-COVID-19 levels. Baillie Gifford continues to hold Shiseido in its portion of the Fund because Baillie Gifford is optimistic about its restructuring toward the domestic market, and also because there is a large runway for growth among Chinese consumers over a longer-term horizon, in Baillie Gifford’s view.

IT and materials were leading contributors to performance in Baillie Gifford’s portion of the Fund. Within IT, Swedish media provider Spotify Technology SA controlled costs well and improved margins in response to a challenging interest rate environment. Taiwan Semiconductor (a holding in Baillie Gifford’s portion of the Fund) is a vital cog in the increased computing power needed of AI-driven advancements.

In materials, building-materials supplier CRH PLC was the leading contributor. Aggregate materials business CRH continued to perform well. The company plans $1.8 billion in new capital expenditures and in 2023, returned $4 billion to shareholders as buybacks and dividends. Total revenues were up 7% year over year, driven by demand in its key US and European markets. CRH’s strong

Portfolio management review

Optimum International Fund

competitive position and balance sheet mean it is well-equipped to benefit from worldwide increases in infrastructure spending, in Baillie Gifford’s view.

SAP SE, a leading German enterprise software business, was buoyed by solid operational performance. Cloud-based revenue was up 23% for the year, while the order backlog increased 25% to 13.7 billion euros. Baillie Gifford believes SAP is executing well in its effort to drive more business to the cloud and thinks SAP will benefit from developments in AI.

Pan-Asian insurance business AIA Group Ltd. detracted from performance in the Baillie Gifford portion of the Fund. The company was caught up in negative sentiment for Chinese stocks generally, a trend that Baillie Gifford has noted for some time. Nonetheless, the value of AIA’s new business grew 33% over the Fund’s fiscal year, and annualized premium revenue rose 41%. Baillie Gifford expects AIA to benefit from a recovery in demand and believes it to be well positioned to take share in the protection market, owing to the strength of its sales force.

Shares of Kering – the owner of brands including Gucci, Balenciaga, Bottega Veneta, and Yves Saint Laurent – were under pressure during the reporting period. Gucci’s growth slowed, and the recent launch of new creative director Sabato De Sarno’s first collection will take time to gain traction. As patient, long-term investors, Baillie Gifford views Kering as a high-quality business with attractive growth opportunities and continues to hold it in its portion of the Fund.

Overall, Optimum International Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Portfolio management review

Optimum Large Cap Growth Fund	March 31, 2024 (Unaudited)
Performance review (for the year ended March 31, 2024)
Optimum Large Cap Growth Fund (Institutional Class shares)	1-year return	+38.66%
Optimum Large Cap Growth Fund (Class A shares)	1-year return	+38.23%
Russell 1000® Growth Index (benchmark)	1-year return	+39.00%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Growth Fund, please see the table on page 25.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 26 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Fund objective

The Fund seeks long-term growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Los Angeles Capital Management LLC (Los Angeles Capital)

American Century Investment Management Inc. (American Century)

Market review

US equity markets produced strong gains in the 12 months ended March 31, 2024. Performance throughout the fiscal period was uneven, however, as investor confidence fluctuated in the ability of the US Federal Reserve to manage the economy, rein in inflation, and engineer a soft landing. Early in the period, many economists predicted that a recession was imminent.

Global central banks, including the Fed, maintained high interest rates throughout the Fund’s fiscal year. Over the course of the 12-month period, inflation came down but stubbornly remained above the Fed’s 2.0% target. Inflation wasn’t the only challenge. Interest rates remained high. Geopolitical concerns were elevated as the war in Ukraine continued and the conflict in Gaza erupted. Relations between the US and China remained tense.

Both consumers and investors were resilient, however, and the economy and equity markets proved stronger than expected, outperforming earlier expectations. The markets’ gain, though substantial, was not broad based; instead, global equity markets were carried by a select few companies dubbed the Magnificent Seven (Microsoft Corp., Apple Inc., NVIDIA Corp., Alphabet Inc., Amazon.com Inc., Meta Platforms Inc., and Tesla Inc.). Benefiting from technological innovation, all seven companies were perceived as having little sensitivity to the ups and downs of the macroeconomic environment. The commercialization of systems based on artificial intelligence (AI) fueled investors’ enthusiasm. Index rebalancing and very strong performance by these seven stocks resulted in unprecedented levels of index concentration. As a result, larger size proved to be a key stock characteristic this year, and higher growth also produced a modest reward.

Toward the end of the Fund’s fiscal period, riskier and more economically sensitive segments of the market enjoyed brief periods of strong performance, as investor concern dissipated, and market participants anticipated accommodative monetary conditions in the future. Whether riskier stocks can sustain market leadership seems to largely depend on earnings expectations going forward.

Source: Bloomberg, unless otherwise noted.

Fund performance

Optimum Large Cap Growth Fund posted a positive return but slightly underperformed its benchmark, the Russell 1000 Growth Index, for the Fund’s fiscal year ended March 31, 2024. American Century’s portion of the Fund had a positive return but lagged the benchmark while Los Angeles Capital’s portion of the Fund outperformed the benchmark during the fiscal year.

American Century’s portion of the Fund benefited most from its investments in the consumer discretionary and consumer staples sectors, while investments in the healthcare and financials sectors detracted from performance. In Los Angeles Capital’s portion of the Fund, investments in software and services, semiconductors, and semiconductor equipment were beneficial while positions in several large technology companies detracted from relative performance.

American Century

American Century invests in what it views as innovative, well-run companies that are reimagining their markets or creating entirely new ones. American Century takes a long-term view across the corporate

Portfolio management review

Optimum Large Cap Growth Fund

life cycle, looking for companies in the early stages of growth and holds those companies over time, allowing them to compound value for shareholders.

Within American Century’s portion of the Fund, stock selection and an underweight allocation to the consumer staples sector contributed to relative performance. The underweight resulted not from a decision on top-down sector allocation; rather, American Century did not find individual stocks that it considered compelling.

Conversely, American Century’s portion of the Fund benefited from stock selection and an overweight to the consumer discretionary sector. The sector is large and diverse and home to many companies that American Century believes are innovating and transforming their markets.

The leading individual contributor to relative performance in American Century’s portion of the Fund during the fiscal year was an overweight position in chipmaker NVIDIA. The semiconductor giant consistently and dramatically beat analysts’ already-high revenue and earnings expectations. This reflects the company’s multiyear transition and investment in its datacenter business driven by graphics processing units (GPUs) for use in AI applications. The company enjoys strong margins that should trend even higher over time given the changing business mix that emphasizes datacenter revenue and NVIDIA’s emerging software business.

Fast-casual restaurant chain Wingstop Inc. was another leading contributor in American Century’s portion of the Fund. The company enjoys strong unit growth and same-store sales growth. Its digital strategy is a key driver of transaction growth. During the Fund’s fiscal period, the company reported very strong results. New menu items and delivery platforms helped Wingstop achieve revenue and earnings that were better than expected.

Stock choices in the healthcare sector detracted the most from performance relative to the benchmark in American Century’s portion of the Fund. In general, American Century’s healthcare holdings produced positive returns but gained less than the benchmark. Healthcare equipment and supplies and biotechnology stocks hurt relative performance the most. American Century was overweight the sector because it identified healthcare companies at the forefront of several long-running secular trends it believes can promote strong, sustainable growth for years. For example, in therapeutics, American Century seeks new modes of treatment, including revolutionary gene and cell therapies, as well as breakthroughs in diabetes, Alzheimer’s disease, and obesity. These are innovative treatments that are just now beginning to be commercialized and reach populations who need them. Furthermore, advancements in medical devices have the potential to create more effective treatment options for patients.

In the financials sector, positioning in financial services and capital markets companies detracted most from relative performance in American Century’s portion of the Fund. Among financial services firms, American Century prefers companies benefiting from the growth of electronic payments. In capital markets holdings, American Century prefers financial-data providers, which it believes are less susceptible to market volatility.

Lack of exposure to Broadcom Inc. detracted from performance in American Century’s portion of the Fund. Broadcom has a strong business in network semiconductors but generally lacks competitive differentiation and offers very limited opportunities to grow, in American Century’s view.

An underweight position in Meta Platforms was another notable detractor from relative performance in American Century’s portion of the Fund. American Century had some exposure to Meta, but less than the benchmark, which hurt relative returns in a period when Meta performed very well. American Century continues to hold Meta in its portion of the Fund.

Los Angeles Capital

Los Angeles Capital addresses the need for a forward-looking systematic approach to equity management that allows for true breadth of coverage, while seeking to avoid historical biases that can dictate traditional quantitative approaches. With an investment philosophy underpinned by Investor Preference Theory®, and an implementation process driven by a proprietary, dynamic model, Los Angeles Capital constructs portfolios that are designed to adapt and evolve to today’s economic environment.

Los Angeles Capital’s investment process regularly surveys the market to understand what characteristics are driving investor preferences today. During the Fund’s fiscal period, the market experienced bouts of optimism and doubts as investors remained focused on the handling of inflation, the trajectory of interest rates, corporate profits, and the health of the broader economy.

Los Angeles Capital’s portion of the Fund benefited from its preference for companies with greater fundamental momentum as well as those demonstrating superior management skill and organic growth. As investors sought secular growth opportunities, its portion of the Fund also benefited from companies exhibiting strong long-term growth prospects. Los Angeles Capital’s preference for companies with lower yields detracted from performance as investors rewarded higher-yielding stocks.

From an industry perspective, overweight allocations to software and services, semiconductors, and semiconductor equipment contributed to Los Angeles Capital’s portion of the Fund as the broader technology sector boasted one of the strongest returns among sectors within the Russell 1000 Growth Index for the fiscal period. Underweight positions in several large technology companies were penalized, however, as that portion of the market performed well.

Within Los Angeles Capital’s portion of the Fund, NVIDIA and Broadcom were two notable technology-sector contributors to performance during the fiscal period. NVIDIA established itself as an early leader in the AI space and benefited from favorable analyst support relative to the broader US large-cap equity universe. Broadcom profited from the strength of its management team and organic growth relative to its peers. Investors rewarded these fundamental attributes, along with size, during the reporting period. As a result, Los Angeles Capital’s portion of the Fund benefited from its respective positioning to these two companies.

Underweight positions in Microsoft and Apple, both of which posted strong gains in the fiscal period, detracted from performance in Los Angeles Capital’s portion of the Fund. While the portfolio held positions in both companies at the end of the fiscal year due to their favorable fundamental characteristics, the exposures were below their respective benchmark weights due to Los Angeles Capital’s risk-diversification efforts. Both companies have an elevated level of concentration in the Russell 1000 Growth Index.

Overall, Optimum Large Cap Growth Fund used foreign currency exchange contracts during the fiscal year. However, these had a minimal effect on performance.

Portfolio management review

Optimum Large Cap Value Fund	March 31, 2024 (Unaudited)
Performance review (for the year ended March 31, 2024)
Optimum Large Cap Value Fund (Institutional Class shares)	1-year return	+21.54%
Optimum Large Cap Value Fund (Class A shares)	1-year return	+21.27%
Russell 1000® Value Index (benchmark)	1-year return	+20.27%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Value Fund, please see the table on page 28.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 29 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Fund objective

The Fund seeks long-term growth of capital and may also seek income.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Massachusetts Financial Services Company (MFS)

Great Lakes Advisors, LLC (Great Lakes)

Market review

Responding to the strongest inflationary episode in four decades, global central banks tightened monetary policy significantly during the Fund’s fiscal year ended March 31, 2024. Although higher rates did help ease pressure on prices, by the end of the fiscal period, it was clear that there would be more work to do before inflation returns to the US Federal Reserve’s target level of 2.0%.

During the latter five months of the fiscal period, US equity markets reached record highs, despite investors’ growing realization that an end to high interest rates is likely further down the road than had been anticipated earlier.

Though inflation has yet to reach central banks’ targets, policymakers have telegraphed their intentions to begin cutting rates in the months ahead. The prospects for easier monetary policy along with resilient global economic growth have been supportive factors for risk assets such as equities and high yield bonds. Long-term interest rates moderated during the latter half of the 12-month period, though rising government debt levels remain a concern over the medium term.

Inflation wasn’t the only challenge investors overcame during the fiscal year. Early in the Fund’s fiscal year, investors powered through turmoil in the financials sector, triggered by the sudden collapse of Silicon Valley Bank in March 2023, just prior to the start of the fiscal year.

Geopolitical concerns also came into play with the continuation of the Russia-Ukraine war and the onset of the Israel-Hamas conflict on October 7, 2023. In addition to the humanitarian concerns arising from war in the Middle East, the hostilities resulted in trade-flow disruptions between Asia and Europe as shipping traffic was routed away from the Red Sea. Relations between China and the US remained tense as the US sought to restrict the flow of advanced technologies to China, and China looked to use its industrial overcapacity to increase exports to developed markets and bolster its slow-growing domestic economy.

Investors were buoyed, however, as the threat of recession abated, and inflationary pressures eased. Corporate profits also supported market sentiment, reflecting a more resilient economy and enthusiasm for important drivers of innovation, namely artificial intelligence (AI), clean energy, and glucagon-like peptide-1 (GLP-1) drugs.

Source: Bloomberg, unless otherwise noted.

Fund performance

Optimum Large Cap Value Fund outperformed its benchmark, the Russell 1000 Value Index, for the Fund’s fiscal year ended March 31, 2024. Both the MFS and Great Lakes portions of the Fund outperformed the benchmark return, with advantageous stock selection driving outperformance. In the Great Lakes portion of the Fund, stock selection was strong in healthcare, technology, and basic materials, but offset by weakness in real estate and utilities. In the MFS portion of the Fund, stock selection was strong in healthcare, consumer discretionary, and energy, but offset by weakness in consumer staples and communication services, where an underweight sector allocation also detracted from relative performance.

Great Lakes

Great Lakes employs an integrated approach that balances quantitative analysis, fundamental research, and risk management guidelines to identify stocks of companies it believes possess attractive relative valuation and an ability to exceed market expectations. Great Lakes’ investment process has been stable through many market cycles, maintaining a consistent approach even as economic and market environments fluctuate. Within the portfolio, turnover remains relatively low versus the historical average, which is not deliberate but rather a function of Great Lakes’ positioning and bias to larger-cap market capitalization stocks. Great Lakes continues to see evidence that the largest companies in the US have the scale and financial resources available to drive market-share gains, generate high returns on capital, and reinvest in their businesses at rates far greater than their smaller-cap peers, which in theory should widen their competitive moats.

In the information technology (IT) sector, outperformance in the Great Lakes portion of the Fund was broad based and included various industry groups, namely internet services, semiconductors, communications equipment, and software. Within these buckets, the general theme of AI was the main driver, reflecting the significant ramp-up in infrastructure spending to accommodate growth across the AI verticals. The Great Lakes portion of the Fund held broad exposure to the infrastructure theme, including investments in Microsoft Corp., Broadcom Inc., and Micron Technology Inc.

Individually, the two leading contributors in the Great Lakes portion of the Fund during the fiscal year were Meta Platforms Inc., engaged in social media and online advertising, and Broadcom, a diversified semiconductor company.

In healthcare, while relative outperformance in the Great Lakes portion of the Fund was broad based, stock selection was particularly strong in pharmaceuticals. Positive stock selection largely reflected a position in Eli Lilly & Co., which benefited from the vast success of GLP-1 drugs. Great Lakes exited the position following a robust rally in the company’s shares. Relative performance also benefited from avoiding Pfizer Inc., a large component of the Russell 1000 Value benchmark. Pfizer declined by 27% due to company-specific headwinds.

The consumer services sector detracted from performance in the Great Lakes portion of the Fund due to its position in Fox Corp. The mass-media company underperformed due to its exposure to a declining TV/cable subscriber base. Great Lakes continues to hold the shares given its belief in the stock’s attractive valuation and the company’s resilient cash flow characteristics. Relative underperformance in the sector also stemmed from underweight positioning in travel-related stocks, which rallied materially in the absence of a US recession.

In real estate, underperformance in the Great Lakes portion of the Fund stemmed from ownership positions in higher-quality, long-duration real estate companies including American Tower Corp., Public Storage, Equity Lifestyle Properties Inc., and Prologis Inc., which largely lagged more cyclical stocks within the sector over the 12-month period.

Individually, the two leading detractors from performance in the Great Lakes portion of the Fund during the fiscal period were PayPal Holdings Inc. and Air Products & Chemicals Inc. PayPal, engaged in global payments systems, underperformed on concerns about competition and margins. Air Products, a leading supplier of industrial gases, underperformed on weakness in earnings, possible project delays, and increased costs for various projects.

MFS

MFS’s overall approach of using a long-term investment time horizon by investing in high-quality companies trading at inexpensive valuations did not change during the reporting period. As was the case last year, MFS continued to assess the impact of significant changes to the global economic outlook, including inflation, interest rates, uncertain monetary policy, slowing growth, and the ongoing wars in Ukraine and Gaza. MFS works to appropriately assess the risks and opportunities of companies owned within the portfolio and in its investment universe in order to appropriately position the portfolio for the years to come.

The healthcare sector contributed to relative performance in the MFS portion of the Fund due to stock selection. Within this sector, overweight positions in global health services provider The Cigna Group and health services company McKesson Corp., as well as not holding shares of global pharmaceutical company Bristol-Myers Squibb Co., supported relative results.

In the MFS portion of the Fund, holdings in the consumer discretionary and energy sectors also benefited from advantageous stock selection. In consumer discretionary, hospitality company Marriott International Inc., an out-of-benchmark holding, contributed to relative performance. Within the energy sector, there were no individual stocks, either in the portfolio or in the benchmark, that were among the top relative contributors to the MFS portion of the Fund during the fiscal year.

Stocks in other sectors that contributed to relative performance in the MFS portion of the Fund included semiconductor firm KLA Corp. and overweight positions in insurance company The Progressive Corp., global financial services firm JPMorgan Chase & Co., diversified industrial manufacturer Eaton Corp. PLC, asset management services provider KKR & Co. Inc., and financial services company American Express Co.

Portfolio management review

Optimum Large Cap Value Fund

In the MFS portion of the Fund, the consumer staples sector detracted from performance relative to the Russell 1000 Value Index, largely due to stock selection. Within this sector, holding shares of premium drinks distributor Diageo PLC, based in the UK, and global food company Nestle SA, based in Switzerland, detracted from relative performance in the MFS portion of the Fund. Although Diageo reported strong sales and earnings growth, during the fiscal year, weak volume growth disappointed investors. Nestle frustrated investors with full-year growth that came in at the low end of expectations. Both companies were out-of-benchmark investments.

Within the communication services sector, the lack of investment in social networking provider Meta Platforms Inc., which performed well during the fiscal year, also resulted in underperformance relative to the benchmark in the MFS portion of the Fund.

An overweight position and stock selection in the utilities sector hindered relative returns in the MFS portion of the Fund. Within this sector, an overweight position in energy products and services supplier Dominion Energy Inc. dampened relative performance.

The industrials sector further detracted from relative results in the MFS portion of the Fund, again largely due to stock selection. Within this sector, the lack of investment in industrial conglomerate General Electric Co. and an overweight position in global security company Northrop Grumman Corp. weakened relative results. Elsewhere, overweight positions in pharmaceutical giant Pfizer Inc. and semiconductor company Texas Instruments Inc., and not holding shares of both insurance and investment firm Berkshire Hathaway Inc. and financial services firm Wells Fargo & Co., further weighed on relative results for the MFS portion of the Fund.

Neither Great Lakes nor MFS utilized derivatives within the Fund during the fiscal year.

Portfolio management review

Optimum Small-Mid Cap Growth Fund	March 31, 2024 (Unaudited)

Performance review (for the year ended March 31, 2024)

Optimum Small-Mid Cap Growth Fund (Institutional Class shares)	1-year return	+17.43%
Optimum Small-Mid Cap Growth Fund (Class A shares)	1-year return	+17.05%
Russell 2500™ Growth Index (benchmark)	1-year return	+21.12%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Growth Fund, please see the table on page 30.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 31 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Fund objective

The Fund seeks long-term growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Principal Global Investors, LLC (Principal)

Peregrine Capital Management, LLC (PCM)

Market review

US equities delivered robust gains for the Fund’s fiscal year ended March 31, 2024. For the 12-month period, the S&P 500® Index posted a 29.9% total return. Throughout the fiscal period, a modest number of mega-cap growth companies, primarily in the technology sector, dominated the equity market’s performance overall, giving rise to the popular moniker Magnificent Seven (comprising Apple Inc., Microsoft Corp., Alphabet Inc., Amazon.com Inc., Meta Platforms Inc., NVIDIA Corp., and Tesla Inc.). Mid-cap and small-cap markets also advanced, albeit more modestly than their mega-cap brethren. The Russell 2500™ Index posted a 21.4% total return, while Russell 2500™ Growth Index advanced 21.1%, as investment style disparity was not as pronounced outside of large-caps.

The 12-month reporting period followed a tumultuous path. In the second quarter of 2023, markets rallied, reinvigorated by a series of positive developments that inspired investor confidence. US employment, consumer spending, and cooler inflation saw resilience, with the birth of the artificial intelligence (AI) boom also increasing confidence in a potential economic “soft landing.”

In the third quarter of 2023, this optimism reversed as a sharp rise in oil prices, the resumption of student loan payments, lower savings levels, and rising credit card debt shook confidence in consumer financial health. Investor focus quickly shifted from the magnitude of financial tightening needed to quell inflation to how long the Fed would maintain its tight monetary policy stance. A 20% increase in Treasury yields during the quarter also diminished soft landing hopes and drove recession fears.

Markets rebounded sharply in the fourth quarter, however, after reaching lows in late October. A cooler-than-expected Consumer Price Index (CPI) report in November and comments from US Federal Reserve Chair Jerome Powell in December that suggested rate cuts were likely to occur in 2024 drove a “risk-on” rally to end 2023. Markets maintained forward momentum following the strong finish to the calendar year despite seemingly contradictory economic signals through the first quarter of 2024. During the first quarter, investors viewed higher inflation and a stable labor market favorably, and they continued to expect a rate cut in June.

Source: Bloomberg, unless otherwise noted.

Fund performance

Optimum Small-Mid Cap Growth Fund underperformed its benchmark, the Russell 2500 Growth Index, for the fiscal year. Principal’s portion of the Fund trailed the benchmark as it was hurt by a sharp swing in market sentiment late in 2023, in which financially weaker companies outperformed on hopes of aggressive Fed rate cuts – hopes that were dialed back in the first quarter of 2024. PCM’s portion of the Fund underperformed the benchmark as a result of negative stock selection in the consumer discretionary and healthcare sectors.

Principal

Principal’s portion of the Fund lagged the Russell 2500 Growth Index’s return for the Fund’s fiscal year. The shortfall entirely occurred in the final quarter of calendar year 2023, especially in November and December, when a change in rhetoric from Fed Chair Jerome Powell signaled a more accommodative monetary policy and the beginning of interest rate cuts potentially as early as March 2024.

Portfolio management review

Optimum Small-Mid Cap Growth Fund

This gave weaker companies a new lease on life, and numerous stocks that had lagged the market earlier in the fiscal year due to weak fundamentals – as measured by poor sales growth and weak returns on equity – significantly outperformed. However, it ran counter to Principal’s focus on investing in what it views as higher-quality companies with strong fundamentals.

There were no changes to Principal’s philosophy and process during the fiscal year. The environment over the period was characterized by a continual ebb and flow over inflation expectations and the Fed’s response. This created significant volatility. Since Principal expects this environment to continue, it favors stocks that benefit from a combination of unique secular trends and improving corporate cash flows and ones that are viewed as having the ability to weather a potential economic downturn or another bout of higher inflation.

The industrials and consumer staples sectors contributed the most to performance in Principal’s portion of the Fund relative to the benchmark. In each sector, strong stock selection drove performance based on the longer-term and company-specific nature of Principal’s holdings. Within consumer staples, holdings tied to strong company-specific product launches had the most success, while the industrial winners generally were tied to strong trends in technology, such as semiconductor manufacturing and AI.

As noted, the challenging conditions that occurred late in 2023 generally affected performance in Principal’s portion of the Fund. Results lagged the benchmark in 10 of the 11 sector groups, most notably within technology and healthcare. During late November and December of 2023, many stocks, particularly in these growth sectors that had lagged the market earlier in the year based on poor sales growth and weak returns on equity, generally outperformed.

DraftKings Inc., a digital sports entertainment and gaming company, was among the largest individual contributors to performance in Principal’s portion of the Fund. Its stock appreciated after it reported robust revenue and profitability metrics that meaningfully beat expectations. Results demonstrate continued share gains and improving profitability in the online sports betting industry.

EMCOR Group Inc., a leader in electrical and mechanical construction, also contributed to Principal’s portion of the Fund as it benefited from strong momentum in semiconductor manufacturing and data center buildouts throughout the year. In addition to favorable end markets, execution on projects drove profit margin expansion and led to favorable contract awards.

Although a large contributor to absolute performance, Super Micro Computer Inc., an IT manufacturer providing server, storage, software, and support services, detracted the most from relative performance within Principal’s portion of the Fund, given Principal’s underweight position relative to the benchmark. The portfolio owned the company as a beneficiary of the widespread adoption of AI technologies, which has increased the demand for Super Micro’s AI server and server-rack products. Super Micro is a key beneficiary of strategic relationships with NVIDIA and Advanced Micro Devices, and therefore, Principal believes the momentum in AI should sustainably drive Super Micro’s growth and market penetration. Principal continued to hold the stock in its portion of the Fund at the end of the fiscal year. As the name is a large weight in the Russell 2500 Growth Index, relative performance was negative as shares continued higher after the portfolio took profits, on concerns around competition.

Vicor Corp., a leader in modular power components and systems in advanced electronics, underperformed following disappointing commentary from management that suggested a longer path than previously anticipated to scaling production for its AI-based power systems. While Principal expected Vicor’s opportunity to support NVIDIA’s latest AI graphics processing unit (GPU), the H100, to drive material multiyear sales growth, the deferred production schedule created notable uncertainty around the sales ramp during a transition period. Given these concerns, Principal exited shares during the fiscal year.

PCM

PCM’s process focuses on rapidly growing small-cap companies that PCM believes are trading at valuations that do not yet reflect that strong growth. PCM’s portion of the Fund is most overweight industrials and financials as of the end of the Fund’s fiscal year. Conversely, it is most underweight the consumer discretionary and energy sectors at fiscal year end.

The industrial and financial sectors were the largest contributors to performance for PCM’s portion of the Fund during the fiscal year. Strong stock selection across a variety of industries within the industrials sector, particularly in distributors and building products, added to performance. Both areas benefited from a resilient domestic manufacturing backdrop and a recovery in residential housing. A favorable operating environment driven by strong pricing tailwinds and new business growth aided insurance holdings in the financial sector. Additionally, capital markets holdings were strong on resilient advisory end markets and a recovery in merger and acquisition activity.

Consumer discretionary and healthcare detracted the most from performance among sectors for PCM’s portion of the Fund. Within consumer discretionary, stock selection drove most of the underperformance. In addition to weakness in specialty retailers, a position in International Game Technology PLC weighed on performance as a potential delay in the breakup of the company prevented it from keeping up with competitors. An industry overweight and negative stock selection in healthcare equipment detracted from relative returns in healthcare along with stock selection in biotechnology.

The leading contributor to PCM’s portion of the Fund for the fiscal year was e.l.f Beauty Inc. e.l.f. sells high-end cosmetic products at affordable prices and is exposed to the ongoing demand for beauty and skin care products. e.l.f. has successfully applied a fast-fashion approach to product development and employs a digital-centric marketing strategy to retain and attract the Gen-Z cosmetic customer. e.l.f. has leveraged its superior marketing and product development strategies to gain meaningful market share. The company’s momentum continues to surprise to the upside, with shelf space gains and continued brand resonance with its key customers. This topline strength is benefiting profit margins even as it continues to invest in new products and marketing, resulting in strong fundamentals and stock performance.

Nutanix Inc., a dominant player in the enterprise infrastructure space, was another leading contributor to PCM’s portion of the Fund. Nutanix specializes in hyperconverged infrastructure, which combines storage, servers, and networking into one solution as opposed to independent silos. This approach solidified Nutanix as a key technology to adopt when enterprises use public cloud services. The heavy investment in AI and machine learning over the past year benefited Nutanix as it has further increased demand for hyperconverged infrastructure. This, paired with strong renewals and the successful transition to a subscription revenue model, reaccelerated Nutanix’s revenue growth and drove free cash flow to positive territory.

Silk Road Medical Inc. detracted the most from performance in PCM’s portion of the Fund. Silk Road develops and manufactures medical devices for the treatment of carotid artery diseases, and it generates revenue from its portfolio of products used in transcarotid artery revascularization (TCAR) procedures. TCAR is less invasive and has clinically demonstrated a reduction in risks such as long-term stroke when compared with other treatments. TCAR makes up an estimated 15-20% of the more than 170,000 carotid revascularization procedures in the US and has rapidly gained market share. In 2022 and the first half of 2023, revenue and procedures had grown by more than 35% year over year, creating a difficult comparison. Silk Road was unable to maintain its procedure momentum, however. Additionally, a decision by the Centers for Medicare & Medicaid Services to expand coverage for an alternate procedure created a new overhang on shares as investors became worried about increased competition, leading the stock to underperform. PCM no longer holds a position in Silk Road in its portion of the Fund.

Avid Bioservices Inc. also detracted from performance in PCM’s portion of the Fund. Avid Bioservices is a contract development and manufacturing organization exclusively focused on the higher-growth biologics market. The production of biologic drugs is highly complex, capital intensive, and more difficult to manufacture at scale, which makes the company an integral partner for its drug development customers. Its financial performance, however, is inevitably tied to its customers’ new biologic drug development activity and approvals, which can often be uneven. This occurred during the Fund’s fiscal year when Avid Bioservices was hurt by a slowing early-stage biotech funding environment as customers focused resources on later-stage projects over earlier-stage assets. While these later-stage products have a higher likelihood of regulatory approval, it takes longer for these projects to convert to revenue from backlog. As a result, the firm’s revenue growth slowed, with limited visibility into a sustainable recovery, causing the stock to underperform for the reporting period. Avid Bioservices is no longer a holding in PCM’s portion of the Fund.

Neither PDG nor PCM utilized derivatives within the Fund during the fiscal year.

Portfolio management review

Optimum Small-Mid Cap Value Fund	March 31, 2024 (Unaudited)

Performance review (for the year ended March 31, 2024)

Optimum Small-Mid Cap Value Fund (Institutional Class shares)	1-year return	+18.68%
Optimum Small-Mid Cap Value Fund (Class A shares)	1-year return	+18.43%
Russell 2500™ Value Index (benchmark)	1-year return	+21.33%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Value Fund, please see the table on page 33.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 34 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Fund objective

The Fund seeks long-term growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisors

LSV Asset Management (LSV)

Cardinal Capital Management LLC (Cardinal)

Market review

Small- and mid-cap value equities in the US rose during the Fund’s fiscal year ended March 31, 2024. Macroeconomic factors dominated the stock and bond markets during the fiscal period and, along with artificial intelligence (AI)-driven euphoria, created a particularly challenging investment environment.

As typically happens during periods of heightened uncertainty associated with changing monetary and fiscal policy, as well as an increasing lack of investor confidence in the government’s ability to effectively meet its responsibilities, the equity market was short-term focused with little regard for valuations. Investors paid much higher than historical valuations for businesses with near-term visibility, while stocks with less near-term visibility traded at below-average multiples, regardless of business quality.

Domestic small-to-mid-cap value stocks slightly outpaced growth stocks during the fiscal period, unlike large-cap value stocks, which significantly lagged their growth peers. The Russell 2500TM Index rose 21.43%, the Russell 2500 Value Index increased 21.33%, and the Russell 2500TM Growth Index returned 21.12%. In comparison, the rally in US large-cap stocks led the Russell 1000® Index to climb 29.87%, with the Russell 1000® Growth Index rising by 39.00% and the Russell 1000® Value Index returning only 20.27% for the period.

Despite the strong absolute returns, US small-cap equities did not keep up with large-cap stocks as the S&P 500® Index gained nearly 30%. There was no style leadership during the 12-month period within small-mid-cap equities as the Russell 2500 Value Index outperformed the Russell 2500 Growth Index by 0.2% over the fiscal period. Within the Russell 2500 Value Index, the leading sectors were industrials (+36%), energy (+30%), financials (+27%), and consumer discretionary (+24%). The laggard sectors were communications services, which was up less than 1%, and utilities, which gained 4%.

Source: Bloomberg, unless otherwise noted.

Fund performance

Optimum Small-Mid Cap Value Fund underperformed its benchmark, the Russell 2500 Value Index, for the fiscal year. LSV’s portion of the Fund significantly outperformed the benchmark for the fiscal year, benefiting from strong stock selection in a variety of sectors. Cardinal’s portion of the Fund trailed the benchmark for the fiscal year, however, primarily because of stock selection across several sectors.

LSV

LSV’s portion of the Fund appreciably outperformed the benchmark index during the period. Despite the lack of style leadership in the broad market indices, the portfolio’s deeper value positioning relative to the Russell 2500 Value Index contributed as stocks that trade at a deeper discount in the benchmark performed better than the more expensive or relative value stocks in the benchmark.

The positive impact of performance relative to the benchmark was evident in good stock selection. While selection was strong across sectors, it was particularly so in the financials, utilities, consumer discretionary, and industrials sectors, where high-quality stocks trading at big discounts to the overall market outperformed. LSV finds the most attractively valued opportunities in the consumer discretionary, financials, and consumer staples sectors and is underweight real estate, where stocks generally are more expensive. All sector bets are currently within +/- 4% relative to the benchmark sector weight in the Russell 2500 Value Index.

LSV’s portion of the Fund is broadly diversified, with 203 stocks (as of March 31, 2024), minimizing the potential of any single position to have a significant effect on relative performance. The two largest contributors to relative performance were Vistra Corp., an integrated retail electricity and power generation company, and Toll Brothers Inc., which designs, builds, markets, sells, and arranges financing for residential and commercial properties in the US. LSV’s portion of the Fund is overweight in both positions relative to the benchmark. Vistra, which owns nuclear reactors, has benefited from the emergence of AI since nuclear power is well suited to meet the electricity demands of data centers for AI. Toll Brothers has benefited from increased demand resulting from the strong economy. Both stocks remain attractively valued, and LSV held them in its portion of the Fund at the end of the fiscal year.

The two largest detractors in LSV’s portion of the Fund were Jazz Pharmaceuticals PLC, a biopharmaceutical company with a focus on oncology and neuroscience, and Atkore Inc., a leading provider of electrical, safety, and infrastructure solutions. While Jazz Pharmaceuticals recently missed earnings estimates, the company remains what LSV views as one of the most attractively priced pharmaceuticals in the small-mid-cap universe. Atkore previously had a strong run, and this stock continues to rank highly in the LSV model. LSV held Atkore in its portion of the Fund at the end of the fiscal year.

LSV’s portion of the Fund continues to own what it considers to be attractive investment opportunities across sectors and industries. LSV believes these companies are fundamentally sound, generating strong cash flows and paying solid dividends. LSV’s portion of the Fund currently trades at historically low valuations and the overall quality profile remains higher than that of the Russell 2500 Value Index. LSV continues to view the mid- to long-term prospects for its portion of the Fund as attractive and remains committed to its disciplined deep value approach regardless of market sentiment.

Cardinal

Cardinal’s investment performance did not meet the team’s expectations during the Fund’s fiscal year. However, Cardinal viewed the long-term earnings power for only one of its portfolio holdings as impaired, and that security was sold. Near-term earnings of several holdings were reduced by customers’ actions related to inventory reductions once pandemic-related supply chain disruptions normalized. The catalyst for this was the rapidly rising cost of financing as interest rates jumped. Although the number of holdings within Cardinal’s portion of the Fund experiencing earnings shortfalls was not significantly higher than usual, the magnitude of the market’s reaction was much greater than it has been historically.

The rapid increase in short-term interest rates in 2023 also detracted from relative performance in Cardinal’s portion of the Fund. This was because of the financial leverage many portfolio companies carried due to their strong free cash flow generation and the absence of an active mergers and acquisitions market for most of the fiscal period. The M&A market has historically provided a valuation floor for Cardinal’s equity holdings, but the rapidly rising cost of debt financing and sellers’ unwillingness to reduce their valuation expectations slowed activity here. As a result, several portfolio holdings traded at valuations not seen since the global financial crisis.

Although the pandemic has generally subsided, its impact is still being felt from the extreme fiscal and monetary reaction put in place to soften the disruption it caused. Cardinal believes these changes overwhelmed the typical economic cycles, and thus lower-quality stocks led the market higher during the fiscal period. For example, airlines and cruise ships have rebounded from the resurgence of travel, commodity-related businesses have benefited from pandemic-related supply shortages, and housing-related companies saw strong demand despite sharply higher rates due to a lack of supply from existing homeowners. As a result, unlike past periods of rising interest rates, Cardinal’s quality bias was a headwind to relative performance in its portion of the Fund.

From a sector perspective, the largest detractors within Cardinal’s portion of the Fund during the fiscal year were stock selection in the materials, information technology (IT), and consumer discretionary sectors, along with Cardinal’s higher weighting and stock selection within the communication services sector. In contrast, stock selection in the industrials and consumer staples sectors contributed to the performance of Cardinal’s portion of the Fund.

Materials was the weakest sector for Cardinal’s portion of the Fund relative to the benchmark. Specifically, the share price of FMC Corp. fell after the producer of agricultural chemicals reduced financial guidance despite normal usage levels by farmers as the crop protection market experienced significant inventory destocking. Cardinal continues to hold a position in FMC as the company has not lost market share, is reducing annual operating costs by $150 million, and expects revenue growth in the second half of 2024 as inventory destocking abates.

In IT, the share price of Verint Systems Inc., a provider of customer engagement software, fell after it lowered fiscal year 2024 revenue guidance due to macroeconomic-related deal slippage and the mid-year introduction of its next generation of AI bots. Although Cardinal retained a position in Verint because the company has not lost market share and has seen its pipeline grow more than 20%, the weighting was reduced as near-term visibility remains challenged.

Portfolio management review

Optimum Small-Mid Cap Value Fund

For the fiscal year, the strongest sector for Cardinal’s portion of the Fund was industrials. The most significant contributor in the sector was ESAB Corp. ESAB is a welding, cutting equipment, and gas control solutions provider. Its stock price rose throughout the year as it delivered strong results that exceeded expectations in every quarter. Management also raised its long-term revenue and operating margin goals.

Another notable contributor to relative performance for Cardinal’s portion of the Fund was BWX Technologies Inc. The share price of the specialty manufacturer of nuclear components, technologies, and services rose steadily when the company reported earnings that beat street expectations every quarter and provided guidance for 2024 that was above expectations. Management also presented a positive outlook at its recent investor day highlighting its position as the sole supplier of certain nuclear materials that enable it to capitalize on the secular growth in their use to meet increasing electrical power and medical needs.

Neither LSV nor Cardinal utilized derivatives within the Fund during the fiscal year.

Performance summaries

Optimum Fixed Income Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	+2.15%	+0.18%	+1.16%
Including sales charge	-2.48%	-0.75%	+0.69%
Class C (Est. August 1, 2003)
Excluding sales charge	+1.43%	-0.56%	+0.40%
Including sales charge	+0.43%	-0.56%	+0.40%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	+2.43%	+0.43%	+1.40%
Including sales charge	+2.43%	+0.43%	+1.40%
Bloomberg US Aggregate Index	+1.70%	+0.36%	+1.54%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 20. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to a 12b-1 fee of up to 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

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Performance summaries

Optimum Fixed Income Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.06%	1.81%	0.81%
Net expenses (including fee waivers, if any)	1.06%	1.81%	0.81%

Type of waiver	Contractual	Contractual	Contractual

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Diversification may not protect against market risk.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Portfolio turnover is a measure of how frequently the managers buy and sell assets within a fund over a particular period. It is usually reported for a 12-month time period.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
Bloomberg US Aggregate Index	$10,000	$11,657
Optimum Fixed Income Fund – Institutional Class shares	$10,000	$11,496
Optimum Fixed Income Fund – Class A shares	$ 9,550	$10,712

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2014, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 20. Please note additional details on pages 19 through 21.

The graph also assumes $10,000 invested in the Bloomberg US Aggregate Index as of March 31, 2014. The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

The Consumer Price Index (CPI), mentioned on page 1, is a measure of inflation, representing changes in prices of all goods and services purchased for consumption by households.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	OAFIX	246118681
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

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Performance summaries

Optimum International Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	+12.42%	+4.10%	+3.33%
Including sales charge	+5.91%	+2.87%	+2.71%
Class C (Est. August 1, 2003)
Excluding sales charge	+11.48%	+3.31%	+2.54%
Including sales charge	+10.48%	+3.31%	+2.54%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	+12.69%	+4.37%	+3.58%
Including sales charge	+12.69%	+4.37%	+3.58%
MSCI ACWI ex USA Index (net)	+13.26%	+5.97%	+4.25%
MSCI ACWI ex USA Index (gross)	+13.83%	+6.48%	+4.75%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table below. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to a 12b-1 fee of up to 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.39%	2.14%	1.14%
Net expenses (including fee waivers, if any)	1.34%	2.09%	1.09%

Type of waiver	Contractual	Contractual	Contractual

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
MSCI ACWI ex USA Index (gross)	$10,000	$15,902
MSCI ACWI ex USA Index (net)	$10,000	$15,167
Optimum International Fund – Institutional Class shares	$10,000	$14,219
Optimum International Fund – Class A shares	$ 9,425	$13,071

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 22. Please note additional details on pages 22 through 24.

The graph also assumes $10,000 invested in the MSCI ACWI (All Country World) ex USA Index as of March 31, 2014. The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance across developed and emerging markets worldwide, excluding the United States. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI World Index, mentioned on page 4, represents large- and mid-cap stocks across 23 developed market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

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Performance summaries

Optimum International Fund

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	OAIEX	246118731
Class C	OCIEX	246118715
Institutional Class	OOIIX	246118699

Performance summaries

Optimum Large Cap Growth Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	+38.23%	+12.82%	+12.81%
Including sales charge	+30.29%	+11.49%	+12.14%
Class C (Est. August 1, 2003)
Excluding sales charge	+37.16%	+11.98%	+11.96%
Including sales charge	+36.16%	+11.98%	+11.96%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	+38.66%	+13.11%	+13.09%
Including sales charge	+38.66%	+13.11%	+13.09%
Russell 1000 Growth Index	+39.00%	+18.52%	+15.98%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table below. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of up 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to a 12b-1 fee of up to 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.25%	2.00%	1.00%
Net expenses (including fee waivers, if any)	1.22%	1.97%	0.97%

Type of waiver	Contractual	Contractual	Contractual

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Performance summaries

Optimum Large Cap Growth Fund

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$44,042
Optimum Large Cap Growth Fund – Institutional Class shares	$10,000	$34,230
Optimum Large Cap Growth Fund – Class A shares	$ 9,425	$31,454

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 25. Please note additional details on pages 25 through 27.

The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of March 31, 2014. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	OALGX	246118707
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

Performance summaries

Optimum Large Cap Value Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	+21.27%	+10.77%	+8.08%
Including sales charge	+14.32%	+9.46%	+7.44%
Class C (Est. August 1, 2003)
Excluding sales charge	+20.34%	+9.92%	+7.26%
Including sales charge	+19.34%	+9.92%	+7.26%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	+21.54%	+11.04%	+8.35%
Including sales charge	+21.54%	+11.04%	+8.35%
Russell 1000 Value Index	+20.27%	+10.32%	+9.01%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table below. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to a 12b-1 fee of up to 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.17%	1.92%	0.92%
Net expenses (including fee waivers, if any)	1.17%	1.92%	0.92%

Type of waiver	Contractual	Contractual	Contractual

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Performance summaries

Optimum Large Cap Value Fund

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
Russell 1000 Value Index	$10,000	$23,696
Optimum Large Cap Value Fund – Institutional Class shares	$10,000	$22,296
Optimum Large Cap Value Fund – Class A shares	$ 9,425	$20,501

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 28. Please note additional details on pages 28 through 29.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of March 31, 2014. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	OALVX	246118863
Class C	OCLVX	246118848
Institutional Class	OILVX	246118830

Performance summaries

Optimum Small-Mid Cap Growth Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	+17.05%	+10.95%	+9.39%
Including sales charge	+10.32%	+9.64%	+8.75%
Class C (Est. August 1, 2003)
Excluding sales charge	+16.29%	+10.13%	+8.57%
Including sales charge	+15.29%	+10.13%	+8.57%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	+17.43%	+11.23%	+9.67%
Including sales charge	+17.43%	+11.23%	+9.67%
Russell 2500 Growth Index	+21.12%	+9.39%	+9.56%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table below. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to a 12b-1 fee of up to 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.62%	2.37%	1.37%
Net expenses (including fee waivers, if any)	1.55%	2.30%	1.30%

Type of waiver	Contractual	Contractual	Contractual

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Performance summaries

Optimum Small-Mid Cap Growth Fund

Real estate investment trust (REIT) investments are subject to many of the risks associated with direct real estate ownership, including change in economic conditions, credit risk, and interest rate fluctuations. A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults or receive rental income from real estate holdings. Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
Optimum Small-Mid Cap Growth Fund – Institutional Class shares	$10,000	$25,166
Russell 2500 Growth Index	$10,000	$24,908
Optimum Small-Mid Cap Growth Fund – Class A shares	$ 9,425	$23,132

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 30. Please note additional details on pages 30 through 32.

The graph also assumes $10,000 invested in the Russell 2500 Growth Index as of March 31, 2014. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Index, mentioned on page 13, measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The S&P 500 Index, mentioned on page 13, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	OASGX	246118822
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

(continues)                                      31

Performance summaries

Optimum Small-Mid Cap Value Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	+18.43%	+7.82%	+4.38%
Including sales charge	+11.60%	+6.55%	+3.77%
Class C (Est. August 1, 2003)
Excluding sales charge	+17.48%	+6.99%	+3.60%
Including sales charge	+16.48%	+6.99%	+3.60%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	+18.68%	+8.09%	+4.64%
Including sales charge	+18.68%	+8.09%	+4.64%
Russell 2500 Value Index	+21.33%	+9.38%	+7.68%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table below. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to a 12b-1 fee of up to 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.50%	2.25%	1.25%
Net expenses (including fee waivers, if any)	1.45%	2.20%	1.20%

Type of waiver	Contractual	Contractual	Contractual

Real estate investment trust (REIT) investments are subject to many of the risks associated with direct real estate ownership, including change in economic conditions, credit risk, and interest rate fluctuations. A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults or receive rental income from real estate holdings. Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
Russell 2500 Value Index	$10,000	$20,967
Optimum Small-Mid Cap Value Fund – Institutional Class shares	$10,000	$15,742
Optimum Small-Mid Cap Value Fund – Class A shares	$ 9,425	$14,473

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 33. Please note additional details on pages 33 through 35.

The graph also assumes $10,000 invested in the Russell 2500 Value Index as of March 31, 2014. The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Index, mentioned on page 16, measures the performance of the large-cap segment of the US equity universe.

The Russell 1000 Growth Index, mentioned on page 16, measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index, mentioned on page 16, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index, mentioned on page 16, measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

(continues)                                      33

Performance summaries

Optimum Small-Mid Cap Value Fund

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	OASVX	246118772
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

Disclosure of Fund expenses

For the six-month period from October 1, 2023 to March 31, 2024 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2023 to March 31, 2024.

Actual Expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Optimum Fixed Income Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/23 to
	10/1/23	3/31/24	Ratio	3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,064.20	1.06%	$5.47
Class C	1,000.00	1,059.60	1.81%	9.32
Institutional Class	1,000.00	1,064.50	0.81%	4.18
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.70	1.06%	$5.35
Class C	1,000.00	1,015.95	1.81%	9.12
Institutional Class	1,000.00	1,020.95	0.81%	4.09

Optimum International Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/23 to
	10/1/23	3/31/24	Ratio	3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,173.90	1.33%	$7.23
Class C	1,000.00	1,167.90	2.08%	11.27
Institutional Class	1,000.00	1,175.10	1.08%	5.87
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.35	1.33%	$6.71
Class C	1,000.00	1,014.60	2.08%	10.48
Institutional Class	1,000.00	1,019.60	1.08%	5.45

(continues)                                      35

Disclosure of Fund expenses

Optimum Large Cap Growth Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/23 to
	10/1/23	3/31/24	Ratio	3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,277.50	1.22%	$6.95
Class C	1,000.00	1,272.10	1.97%	11.19
Institutional Class	1,000.00	1,279.00	0.97%	5.53
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.90	1.22%	$6.16
Class C	1,000.00	1,015.15	1.97%	9.92
Institutional Class	1,000.00	1,020.15	0.97%	4.90

Optimum Large Cap Value Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/23 to
	10/1/23	3/31/24	Ratio	3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,197.10	1.17%	$6.43
Class C	1,000.00	1,191.60	1.92%	10.52
Institutional Class	1,000.00	1,197.90	0.92%	5.06
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.15	1.17%	$5.91
Class C	1,000.00	1,015.40	1.92%	9.67
Institutional Class	1,000.00	1,020.40	0.92%	4.65

Optimum Small-Mid Cap Growth Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/23 to
	10/1/23	3/31/24	Ratio	3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,186.40	1.54%	$8.42
Class C	1,000.00	1,183.40	2.29%	12.50
Institutional Class	1,000.00	1,188.50	1.29%	7.06
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.30	1.54%	$7.77
Class C	1,000.00	1,013.55	2.29%	11.53
Institutional Class	1,000.00	1,018.55	1.29%	6.51

Optimum Small-Mid Cap Value Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/23 to
	10/1/23	3/31/24	Ratio	3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,192.30	1.43%	$7.84
Class C	1,000.00	1,187.90	2.18%	11.92
Institutional Class	1,000.00	1,194.20	1.18%	6.47
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.85	1.43%	$7.21
Class C	1,000.00	1,014.10	2.18%	10.98
Institutional Class	1,000.00	1,019.10	1.18%	5.96

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected above and on the previous page, each Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), including exchange-traded funds, in which it invests. The tables above and on the previous page do not reflect the expenses of any Underlying Funds.

Security type / sector allocations

Optimum Fixed Income Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Agency Collateralized Mortgage Obligations	1.91%
Agency Commercial Mortgage-Backed Securities	0.05%
Agency Mortgage-Backed Securities	39.40%
Collateralized Debt Obligations	5.33%
Corporate Bonds	32.39%
Banking	12.48%
Basic Industry	0.67%
Brokerage	0.20%
Capital Goods	0.68%
Communications	2.53%
Consumer Cyclical	1.39%
Consumer Non-Cyclical	2.84%
Energy	2.69%
Finance Companies	1.79%
Healthcare	0.25%
Industrials	0.17%
Insurance	0.71%
Real Estate Investment Trusts	1.17%
Technology	1.09%
Transportation	0.64%
Utilities	3.09%
Government Agency Obligations	0.41%
Municipal Bonds	0.73%
Non-Agency Asset-Backed Securities	2.30%
Non-Agency Collateralized Mortgage Obligations	1.63%
Non-Agency Commercial Mortgage-Backed Securities	4.39%
Loan Agreements	1.06%
Sovereign Bonds	1.13%
Supranational Banks	0.02%
US Treasury Obligations	16.58%
Common Stock	0.02%
Short-Term Investments	27.92%
Total Value of Securities Before Options Written	135.27%
Options Written	0.00%
Liabilities Net of Receivables and Other Assets	(35.27)%
Total Net Assets	100.00%

(continues)                                      37

Security type / country and sector allocations

Optimum International Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / country	of net assets
Common Stocks by Country	98.58%
Australia	3.12%
Austria	0.01%
Belgium	0.01%
Brazil	2.05%
Canada	3.29%
China/Hong Kong	10.15%
Czech Republic	0.02%
Denmark	5.46%
Egypt	0.00%
Finland	0.47%
France	5.47%
Germany	6.17%
Greece	0.08%
Hungary	0.40%
India	5.24%
Indonesia	0.49%
Ireland	5.00%
Israel	1.53%
Italy	1.49%
Japan	11.14%
Malaysia	0.12%
Mexico	0.06%
Netherlands	4.95%
Norway	0.11%
Panama	0.37%
Peru	0.03%
Philippines	0.01%
Poland	0.96%
Portugal	0.00%
Republic of Korea	2.46%
Russia	0.00%
Singapore	0.82%
South Africa	0.44%
Spain	2.06%
Sweden	2.59%
Switzerland	5.63%
Taiwan	7.40%
Thailand	0.69%
Turkey	0.10%
Ukraine	0.04%
United Arab Emirates	0.78%
United Kingdom	1.91%
United States	5.46%
Preferred Stocks	0.41%
Exchange-Traded Funds	0.22%
Warrants	0.00%
Short-Term Investments	0.25%
Total Value of Securities	99.46%
Receivables and Other Assets Net of Liabilities	0.54%
Total Net Assets	100.00%
Percentage
Common stocks and preferred stocks by sector	of net assets
Communication Services	5.91%
Consumer Discretionary	13.85%
Consumer Staples	2.93%
Energy	5.55%
Financials	14.39%
Healthcare	5.75%
Industrials	18.81%
Information Technology	23.50%
Materials	6.69%
Real Estate	0.58%
Utilities	1.03%
Total	98.99%

Security type / sector allocations and top 10 equity holdings

Optimum Large Cap Growth Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	99.14%
Communication Services	11.80%
Consumer Discretionary	17.14%
Consumer Staples	2.71%
Energy	0.61%
Financials	7.10%
Healthcare	10.15%
Industrials	4.88%
Information Technology*	44.05%
Materials	0.70%
Utilities	0.00%
Exchange-Traded Fund	0.25%
Rights	0.00%
Short-Term Investments	0.51%
Total Value of Securities	99.90%
Receivables and Other Assets Net of Liabilities	0.10%
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Commercial Services, Computers, Internet, Machinery-Diversified, Semiconductors, Software, and Telecommunications. As of March 31, 2024, such amounts, as a percentage of total net assets were 0.21%, 11.27%, 0.65%, 0.40%, 14.78%, 16.13%, and 0.61%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Apple	9.93%
NVIDIA	9.85%
Microsoft	9.22%
Amazon.com	6.29%
Meta Platforms Class A	3.42%
Alphabet Class A	3.14%
Alphabet Class C	3.10%
Mastercard Class A	2.78%
Eli Lilly & Co.	2.63%
Netflix	1.87%

(continues)                                      39

Security type / sector allocations and top 10 equity holdings

Optimum Large Cap Value Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	98.46%
Communication Services	4.99%
Consumer Discretionary	3.49%
Consumer Staples	6.83%
Energy	7.42%
Financials	23.24%
Healthcare	16.47%
Industrials	16.30%
Information Technology	7.91%
Materials	3.78%
Real Estate	3.13%
Utilities	4.90%
Short-Term Investments	1.58%
Total Value of Securities	100.04%
Liabilities Net of Receivables and Other Assets	(0.04)%
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
JPMorgan Chase & Co.	4.22%
ConocoPhillips	2.30%
Merck & Co.	1.99%
Lowe’s	1.80%
Comcast Class A	1.77%
Progressive	1.67%
Honeywell International	1.66%
Duke Energy	1.64%
RTX	1.61%
Travelers	1.61%

Security type / sector allocations and top 10 equity holdings

Optimum Small-Mid Cap Growth Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	98.86%
Communication Services	0.23%
Consumer Discretionary	11.82%
Consumer Staples	4.83%
Energy	3.13%
Financials	11.21%
Healthcare	21.58%
Industrials	19.71%
Information Technology	21.19%
Materials	3.74%
Real Estate	1.42%
Convertible Preferred Stock	0.02%
Warrant	0.00%
Short-Term Investments	1.31%
Total Value of Securities	100.19%
Liabilities Net of Receivables and Other Assets	(0.19)%
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Avantor	1.81%
Matador Resources	1.65%
W R Berkley	1.44%
elf Beauty	1.39%
PennyMac Financial Services	1.25%
Charles River Laboratories International	1.21%
Freshpet	1.20%
Encompass Health	1.20%
Martin Marietta Materials	1.19%
Natera	1.12%

(continues)                                      41

Security type / sector allocations and top 10 equity holdings

Optimum Small-Mid Cap Value Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	98.20%
Communication Services	4.56%
Consumer Discretionary	12.00%
Consumer Staples	5.65%
Energy	6.64%
Financials	18.43%
Healthcare	6.40%
Industrials	21.70%
Information Technology	7.63%
Materials	7.29%
Real Estate	6.05%
Utilities	1.85%
Short-Term Investments	1.70%
Total Value of Securities	99.90%
Receivables and Other Assets Net of Liabilities	0.10%
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Nexstar Media Group	2.50%
Silgan Holdings	2.22%
BWX Technologies	2.18%
DT Midstream	1.75%
Gaming and Leisure Properties	1.72%
Esab	1.58%
Spectrum Brands Holdings	1.53%
Lithia Motors	1.52%
Axalta Coating Systems	1.49%
TechnipFMC	1.47%

Schedules of investments

Optimum Fixed Income Fund	March 31, 2024
	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 1.91%
Connecticut Avenue Securities Trust
Series 2019-R01 2M2 144A 7.885% (SOFR + 2.56%) 7/25/31 #, •	11,382	$11,410
Series 2020-R01 1M2 144A 7.485% (SOFR + 2.16%) 1/25/40 #, •	522,836	529,685
Series 2022-R01 1M2 144A 7.22% (SOFR + 1.90%) 12/25/41 #, •	1,500,000	1,510,359
Series 2022-R02 2M2 144A 8.32% (SOFR + 3.00%) 1/25/42 #, •	900,000	924,780
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 •	2,610	2,621
Series 2004-T1 1A2 6.50% 1/25/44	2,377	2,403
Fannie Mae REMIC Trust
Series 2004-W11 1A2 6.50% 5/25/44	18,453	18,613
Series 2004-W15 1A1 6.00% 8/25/44	12,072	12,234
Fannie Mae REMICs
Series 1999-19 PH 6.00% 5/25/29	15,886	15,882
Series 2001-14 Z 6.00% 5/25/31	1,029	1,019
Series 2007-30 OE 1.784% 4/25/37 Ω, ^	1,067,258	788,383
Series 2008-24 ZA 5.00% 4/25/38	3,420,234	3,375,744
Series 2009-2 AS 0.265% (5.59% minus SOFR, Cap 5.70%) 2/25/39 S, •	227,057	12,478
Series 2009-68 SA 1.315% (6.64% minus SOFR, Cap 6.75%) 9/25/39 S, •	78,579	8,049
Series 2017-40 GZ 3.50% 5/25/47	389,258	353,307
Series 2017-95 FA 5.798% (SOFR + 0.46%, Floor 0.35%) 11/25/47 •	184,374	180,838
Freddie Mac REMICs
Series 2165 PE 6.00% 6/15/29	16,356	16,375
Series 3143 BC 5.50% 2/15/36	578,785	576,624
Series 3289 SA 1.317% (6.64% minus SOFR, Cap 6.75%) 3/15/37 S, •	168,621	11,431
Series 4676 KZ 2.50% 7/15/45	341,998	293,668
Freddie Mac Structured
Agency Credit Risk REMIC Trust
Series 2021-DNA1 M2 144A 7.12% (SOFR + 1.80%) 1/25/51 #, •	4,438,275	4,472,816
Series 2021-DNA3 M2 144A 7.42% (SOFR + 2.10%) 10/25/33 #, •	2,500,000	2,543,681
Series 2021-DNA5 M2 144A 6.97% (SOFR + 1.65%) 1/25/34 #, •	2,043,798	2,051,036
Series 2021-HQA1 M2 144A 7.57% (SOFR + 2.25%) 8/25/33 #, •	6,005,335	6,140,749
Series 2021-HQA2 M2 144A 7.37% (SOFR + 2.05%) 12/25/33 #, •	4,970,957	5,033,251
Series 2022-DNA1 M2 144A 7.82% (SOFR + 2.50%) 1/25/42 #, •	3,000,000	3,050,640
Series 2022-DNA2 M2 144A 9.07% (SOFR + 3.75%) 2/25/42 #, •	1,000,000	1,051,880
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 ♦	9,025	9,167
Series T-58 2A 6.50% 9/25/43 ♦	2,919	2,921
GNMA
Series 2008-65 SB 0.557% (5.89% minus TSFR01M, Cap 6.00%) 8/20/38 S, •	206,963	4,027

Schedules of investments

Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
GNMA
Series 2009-2 SE 0.377% (5.71% minus TSFR01M, Cap 5.82%) 1/20/39 S, •	693,871	$28,764
Series 2011-H21 FT 5.50% (H15T1Y + 0.70%, Cap 15.25%, Floor 0.70%) 10/20/61 •	1,225,701	1,223,118
Series 2011-H23 FA 6.144% (TSFR01M + 0.81%, Cap 11.00%, Floor 0.70%) 10/20/61 •	1,192,618	1,194,122
Series 2012-H08 FB 6.044% (TSFR01M + 0.71%, Cap 11.00%, Floor 0.60%) 3/20/62 •	109,479	109,490
Series 2012-H18 NA 5.964% (TSFR01M + 0.63%, Cap 10.50%, Floor 0.52%) 8/20/62 •	82,998	82,852
Series 2012-H29 SA 5.959% (TSFR01M + 0.63%, Cap 12.00%, Floor 0.52%) 10/20/62 •	1,658,018	1,655,853
Series 2013-113 LY 3.00% 5/20/43	555,780	497,224
Series 2015-H10 FA 6.044% (TSFR01M + 0.71%, Cap 7.50%) 4/20/65 •	6,101,933	6,065,839
Series 2015-H11 FC 5.994% (TSFR01M + 0.66%, Cap 7.50%, Floor 0.55%) 5/20/65 •	763,474	758,806
Series 2015-H12 FB 6.044% (TSFR01M + 0.71%, Cap 7.50%, Floor 0.60%) 5/20/65 •	2,931,189	2,916,598
Series 2015-H20 FB 6.044% (TSFR01M + 0.71%, Cap 7.50%, Floor 0.60%) 8/20/65 •	804,413	800,057
Series 2015-H30 FD 6.044% (TSFR01M + 0.71%, Cap 11.00%, Floor 0.60%) 10/20/65 •	33,467	33,469
Series 2016-H06 FD 6.364% (TSFR01M + 1.03%, Cap 7.50%, Floor 0.92%) 7/20/65 •	779,756	778,991
Series 2017-163 ZK 3.50% 11/20/47	2,557,343	2,335,696
Total Agency Collateralized Mortgage Obligations
(cost $51,781,180)		51,486,950

Agency Commercial Mortgage-Backed Securities — 0.05%
Freddie Mac Multifamily Structured Pass Through Certificates Series X3FX A2FX 3.00% 6/25/27 ♦	1,070,000	1,024,357
FREMF Mortgage Trust Series 2017-K71 B 144A 3.752% 11/25/50 #, •	470,000	444,157
Total Agency Commercial Mortgage-Backed Securities
(cost $1,525,132)		1,468,514

Agency Mortgage-Backed Securities — 39.40%
Fannie Mae 5.50% 3/1/37	4,424	4,402
Fannie Mae S.F. 15 yr
2.00% 3/1/37	6,504,720	5,806,255
2.50% 7/1/36	5,108,317	4,655,473
2.50% 8/1/36	754,462	687,584
4.50% 9/1/37	816,491	803,799
Fannie Mae S.F. 20 yr
2.00% 3/1/41	2,991,824	2,525,742
2.00% 5/1/41	2,435,677	2,055,488
3.00% 9/1/37	1,112,000	1,031,692
4.00% 8/1/42	600,172	564,995
5.50% 8/1/43	1,695,139	1,704,108
Fannie Mae S.F. 30 yr
2.00% 12/1/50	5,306,987	4,248,216
2.00% 1/1/51	898,532	724,953
2.00% 2/1/51	3,384,592	2,722,982
2.00% 3/1/51	113,941	90,513
2.00% 5/1/51	4,920,957	3,895,608
2.00% 8/1/51	1,277,102	1,024,796

	Principal
	amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
2.00% 9/1/51	7,761,384	$6,163,464
2.00% 1/1/52	3,492,626	2,807,564
2.50% 8/1/50	3,074,163	2,595,686
2.50% 1/1/51	2,551,991	2,127,655
2.50% 7/1/51	1,160,947	967,549
2.50% 8/1/51	6,538,176	5,479,866
2.50% 2/1/52	20,556,878	17,116,056
2.50% 4/1/52	60,907	50,655
3.00% 10/1/42	1,076,385	961,563
3.00% 4/1/43	374,719	334,548
3.00% 1/1/47	1,484,903	1,325,878
3.00% 11/1/48	586,144	515,594
3.00% 12/1/49	3,213,464	2,808,019
3.00% 3/1/50	1,442,351	1,265,389
3.00% 5/1/51	469,117	410,236
3.00% 7/1/51	3,876,636	3,376,811
3.00% 12/1/51	7,071,501	6,151,280
3.00% 6/1/52	5,971,888	5,178,003
3.50% 2/1/47	8,663,122	7,960,140
3.50% 7/1/47	1,592,465	1,464,649
3.50% 1/1/48	2,132,764	1,951,065
3.50% 2/1/48	1,393,663	1,269,631
3.50% 1/1/50	1,726,979	1,577,899
3.50% 3/1/50	536,064	492,013
3.50% 7/1/50	3,361,556	3,054,030
3.50% 8/1/50	4,495,803	4,098,148
3.50% 1/1/52	888,025	796,002
3.50% 3/1/52	2,884,196	2,617,365
3.50% 5/1/52	3,086,948	2,799,838
3.50% 6/1/52	5,677,845	5,084,450
3.50% 9/1/52	5,898,000	5,324,197
4.00% 10/1/40	7,568	7,170
4.00% 11/1/40	31,421	29,625
4.00% 3/1/46	52,444	49,688
4.00% 3/1/47	2,776,753	2,628,356
4.00% 4/1/47	417,080	395,202
4.00% 6/1/48	2,000,341	1,890,884
4.00% 9/1/48	2,448,319	2,298,685
4.00% 10/1/48	2,125,953	2,014,458
4.00% 1/1/49	37,700	35,403
4.00% 3/1/49	106,097	99,371
4.00% 6/1/49	483,204	457,848
4.00% 5/1/51	2,613,760	2,461,008
4.00% 9/1/52	4,631,344	4,295,318
4.50% 5/1/35	22,241	21,677
4.50% 8/1/35	37,183	36,330
4.50% 9/1/35	46,906	45,830
4.50% 5/1/39	153,632	150,672
4.50% 7/1/40	141,285	137,402
4.50% 4/1/41	12,007	11,776
4.50% 5/1/46	99,906	97,980
4.50% 4/1/48	570,309	561,775
4.50% 9/1/48	192,021	185,385
4.50% 12/1/48	159,229	153,808
4.50% 1/1/49	4,370,094	4,242,475
4.50% 1/1/50	7,890,481	7,727,700
4.50% 4/1/50	605,988	587,731
4.50% 10/1/52	11,805,904	11,241,932
4.50% 12/1/52	1,958,172	1,864,635
4.50% 2/1/53	13,875,733	13,212,874
5.00% 3/1/34	681	685
5.00% 4/1/34	3,795	3,815
5.00% 8/1/34	6,465	6,499
5.00% 4/1/35	1,553	1,561
5.00% 12/1/37	636	640
5.00% 3/1/38	39,168	39,365
5.00% 5/1/40	61,754	61,622
5.00% 7/1/47	282,262	282,356
5.00% 1/1/51	3,065,387	3,033,453
5.50% 12/1/33	6,939	7,083
5.50% 2/1/35	105,377	108,181
5.50% 5/1/44	3,722,175	3,799,567
5.50% 10/1/52	8,067,171	8,044,450
5.50% 11/1/52	4,346,278	4,359,808
5.50% 7/1/53	3,645,302	3,626,923
6.00% 9/1/36	5,790	5,918
6.00% 8/1/38	12,082	12,317
6.00% 12/1/38	2,309	2,392
6.00% 1/1/42	3,126,543	3,239,173
6.50% 11/1/33	972	1,006
6.50% 2/1/36	20,093	21,066
6.50% 3/1/36	42,473	43,973
6.50% 6/1/36	21,405	22,379
6.50% 2/1/38	4,153	4,285
6.50% 11/1/38	1,807	1,869
Fannie Mae S.F. 30 yr TBA
2.00% 5/1/54	50,200,000	39,772,299
2.50% 5/1/54	49,200,000	40,715,662
3.00% 5/1/54	135,800,000	116,943,994
3.50% 4/1/54	72,100,000	64,520,661
4.00% 4/1/54	70,500,000	65,283,113
4.50% 4/1/54	49,700,000	47,325,453
5.00% 4/1/54	110,400,000	107,713,217
5.50% 4/1/54	31,100,000	30,945,629
5.50% 5/1/54	111,000,000	110,449,029
6.00% 5/15/54	32,300,000	32,587,748
6.50% 4/1/54	28,600,000	29,218,281

Schedules of investments

Optimum Fixed Income Fund

	Principal
	amount°		Value (US $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac ARM
5.555% (RFUCCT1Y + 2.18%, Cap 10.461%, Floor 2.18%) 5/1/37 •		27,609	$27,471
6.00% (RFUCCT1Y + 1.625%, Cap 10.50%, Floor 1.625%) 2/1/38 •		11,376	11,367
Freddie Mac S.F. 15 yr 3.00% 3/1/35		5,831,597	5,461,784
Freddie Mac S.F. 20 yr
2.00% 3/1/41		3,034,539	2,562,206
2.00% 5/1/42		974,981	817,691
2.50% 6/1/41		5,379,445	4,688,823
3.00% 4/1/42		1,575,788	1,407,828
3.00% 6/1/42		1,978,857	1,767,529
5.00% 11/1/42		2,873,117	2,843,579
5.50% 8/1/24		154	153
Freddie Mac S.F. 30 yr
2.00% 9/1/51		4,429,169	3,531,951
2.00% 3/1/52		2,318,451	1,836,249
2.50% 11/1/50		2,125,648	1,783,513
2.50% 10/1/51		6,650,694	5,576,582
2.50% 12/1/51		2,890,649	2,427,944
3.00% 11/1/46		2,053,248	1,811,344
3.00% 1/1/47		1,519,612	1,335,881
3.00% 11/1/49		2,011,046	1,749,649
3.00% 1/1/50		519,160	455,745
3.00% 7/1/50		817,554	718,086
3.00% 12/1/50		155,317	136,254
3.00% 5/1/51		4,987,424	4,382,834
3.00% 8/1/51		211,674	183,918
3.00% 8/1/52		3,840,166	3,346,326
3.50% 8/1/48		16,350	14,921
3.50% 9/1/48		1,516,803	1,381,478
3.50% 11/1/48		3,928,504	3,596,597
3.50% 4/1/52		1,876,117	1,688,523
4.00% 10/1/47		1,208,815	1,133,533
4.00% 9/1/52		10,998,559	10,228,971
4.50% 8/1/48		697,852	677,467
4.50% 1/1/49		2,409,382	2,328,737
4.50% 3/1/49		148,313	143,523
4.50% 8/1/49		1,310,044	1,272,996
4.50% 7/1/52		1,824,865	1,739,385
4.50% 10/1/52		12,269,270	11,683,162
5.00% 7/1/52		2,965,752	2,917,554
5.00% 9/1/52		4,727,275	4,652,899
5.00% 6/1/53		19,407,880	18,973,282
5.50% 9/1/41		1,070,519	1,094,117
5.50% 9/1/52		4,991,863	4,995,463
5.50% 11/1/52		3,192,704	3,195,050
5.50% 2/1/53		3,769,544	3,779,665
5.50% 3/1/53		4,734,212	4,752,700
5.50% 9/1/53		5,579,437	5,588,298
6.00% 1/1/53		1,003,787	1,029,183
6.00% 5/1/53		3,430,273	3,476,698
6.50% 11/1/33		10,980	11,430
6.50% 1/1/35		36,835	38,754
7.00% 1/1/38		4,757	4,910
GNMA I S.F. 30 yr
3.00% 8/15/45		4,092,762	3,652,378
3.00% 3/15/50		336,555	297,347
5.50% 10/15/42		1,854,631	1,900,712
GNMA II S.F. 30 yr
3.00% 8/20/50		671,448	603,999
3.00% 12/20/51		1,627,571	1,435,858
5.00% 9/20/52		1,545,780	1,520,103
5.50% 6/20/49		2,978,156	3,015,011
6.00% 4/20/34		1,166	1,154
6.00% 2/20/54		6,718,687	6,781,375
GNMA II S.F. 30 yr TBA 4.00% 2/10/54		6,000,000	5,614,135
Total Agency Mortgage-Backed Securities
(cost $1,087,418,285)			1,063,906,394

Collateralized Debt Obligations — 5.33%
522 Funding CLO Series 2018-3A AR 144A 6.619% (TSFR03M + 1.30%, Floor 1.04%) 10/20/31 #, •		1,162,611	1,162,867
Adagio V CLO DAC Series V-A ARR 144A 4.662% (EUR003M + 0.72%, Floor 0.72%) 10/15/31 #, •	EUR	1,092,729	1,166,145
Anchorage Capital CLO 6 Series 2015-6A AR3 144A 6.77% (TSFR03M + 1.44%, Floor 1.44%) 4/22/34 #, •		4,000,000	4,000,000
Anchorage Capital CLO 9 Series 2016-9A AR2 144A 6.716% (TSFR03M + 1.40%, Floor 1.14%) 7/15/32 #, •		1,800,000	1,802,536

		Principal
		amount°	Value (US $)
Collateralized Debt Obligations (continued)
Anchorage Capital CLO 11 Series 2019-11A AR 144A 6.719% (TSFR03M + 1.40%, Floor 1.14%) 7/22/32 #, •		1,200,000	$1,200,809
Apex Credit CLO Series 2018-1A A2 144A 6.616% (TSFR03M + 1.29%) 4/25/31 #, •		2,252,669	2,251,471
Apidos CLO XXIV Series 2016-24A A1AL 144A 6.529% (TSFR03M + 1.21%, Floor 0.95%) 10/20/30 #, •		1,346,023	1,348,537
Aqueduct European CLO DAC Series 2017-1A AR 144A 4.61% (EUR003M + 0.64%, Floor 0.64%) 7/20/30 #, •	EUR	909,389	977,583
Ares European CLO Series 7A A1RR 144A 4.602% (EUR003M + 0.66%, Floor 0.66%) 10/15/30 #, •	EUR	940,256	1,007,249
Ares European CLO X DAC Series 10A AR 144A 4.722% (EUR003M + 0.78%, Floor 0.78%) 10/15/31 #, •	EUR	2,437,368	2,618,371
Ares European CLO XII DAC Series 12A AR 144A 4.82% (EUR003M + 0.85%, Floor 0.85%) 4/20/32 #, •	EUR	300,000	321,145
Ares European CLO XIV DAC Series 14A A 144A 5.09% (EUR003M + 1.12%, Floor 1.12%) 10/21/33 #, •	EUR	3,748,690	4,033,946
Ares XL CLO Series 2016-40A A1RR 144A 6.446% (TSFR03M + 1.13%, Floor 0.87%) 1/15/29 #, •		945,618	945,881
Ares XXXIV CLO Series 2015-2A AR3 144A 6.637% (TSFR03M + 1.32%, Floor 1.32%) 4/17/33 #, •		2,600,000	2,599,041
Ares XXXIX CLO Series 2016-39A A1R2 144A 6.61% (TSFR03M + 1.31%, Floor 1.05%) 4/18/31 #, •		1,500,000	1,500,320
Aurium CLO IV DAC Series 4A AR 144A 4.672% (EUR003M + 0.73%, Floor 0.73%) 1/16/31 #, •	EUR	2,991,086	3,200,895
Bain Capital Euro CLO DAC Series 2018-2A AR 144A 4.71% (EUR003M + 0.74%, Floor 0.74%) 1/20/32 #, •	EUR	1,255,614	1,341,138
Benefit Street Partners CLO XII Series 2017-12A A1R 144A 6.526% (TSFR03M + 1.21%, Floor 0.95%) 10/15/30 #, •		339,597	339,628
Benefit Street Partners CLO XVII Series 2019-17A AR 144A 6.656% (TSFR03M + 1.34%, Floor 1.08%) 7/15/32 #, •		700,000	700,842
Black Diamond CLO DAC Series 2019-1A A1R 144A 4.881% (EUR003M + 0.98%, Floor 0.98%) 5/15/32 #, •	EUR	279,502	298,909

Schedules of investments

Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Collateralized Debt Obligations (continued)
Blackrock European CLO VII DAC Series 7A AR 144A 4.562% (EUR003M + 0.62%, Floor 0.62%) 10/15/31 #, •	EUR	2,159,353	$2,306,970
BlueMountain Fuji EUR CLO III DAC Series 3A A1R 144A 4.662% (EUR003M + 0.72%, Floor 0.72%) 1/15/31 #, •	EUR	1,390,047	1,488,869
BNPP AM Euro CLO DAC
Series 2018-1A AR 144A 4.542% (EUR003M + 0.60%, Floor 0.60%) 4/15/31 #, •	EUR	250,000	265,917
Series 2019-1A AR 144A 4.79% (EUR003M + 0.82%, Floor 0.82%) 7/22/32 #, •	EUR	1,000,000	1,067,633
Cairn CLO IV DAC Series 2014-4A ARRR 144A 4.487% (EUR003M + 0.60%, Floor 0.60%) 4/30/31 #, •	EUR	1,300,752	1,392,226
Cairn CLO X DAC Series 2018-10A AR 144A 4.722% (EUR003M + 0.78%, Floor 0.78%) 10/15/31 #, •	EUR	1,398,683	1,493,940
Carlyle Euro CLO DAC
Series 2017-3A A1R 144A 4.642% (EUR003M + 0.70%, Floor 0.70%) 1/15/31 #, •	EUR	1,735,748	1,854,631
Series 2019-2A A1R 144A 4.791% (EUR003M + 0.89%, Floor 0.89%) 8/15/32 #, •	EUR	600,000	642,038
Carlyle Global Market Strategies CLO Series 2013-1A A1RR 144A 6.518% (TSFR03M + 1.21%, Floor 0.95%) 8/14/30 #, •		1,246,573	1,246,300
Carlyle Global Market Strategies Euro CLO Series 2014-2A AR1 144A 4.651% (EUR003M + 0.75%, Floor 0.75%) 11/15/31 #, •	EUR	1,496,726	1,597,891
CARLYLE US CLO Series 2017-1A A1R 144A 6.579% (TSFR03M + 1.26%, Floor 1.00%) 4/20/31 #, •		1,201,858	1,203,802
CVC Cordatus Loan Fund VII DAC Series 7A ARR 144A 4.57% (EUR003M + 0.63%, Floor 0.63%) 9/15/31 #, •	EUR	1,156,118	1,234,451
Dryden 27 R Euro CLO DAC Series 2017-27A AR 144A 4.602% (EUR003M + 0.66%, Floor 0.66%) 4/15/33 #, •	EUR	2,183,097	2,326,224
Dryden 36 Senior Loan Fund Series 2014-36A AR3 144A 6.596% (TSFR03M + 1.28%, Floor 1.02%) 4/15/29 #, •		2,157,877	2,160,337
Dryden 52 Euro CLO DAC Series 2017-52A AR 144A 4.761% (EUR003M + 0.86%, Floor 0.86%) 5/15/34 #, •	EUR	2,167,051	2,316,877
Dryden 54 Senior Loan Fund Series 2017-54A AR 144A 6.479% (TSFR03M + 1.15%, Floor 1.15%) 10/19/29 #, •		2,800,000	2,800,000
Euro-Galaxy III CLO DAC Series 2013-3A ARRR 144A 4.565% (EUR003M + 0.62%, Floor 0.62%) 4/24/34 #, •	EUR	3,993,927	4,257,797

		Principal amount°	Value (US $)
Collateralized Debt Obligations (continued)
FS Rialto Series 2022-FL4 A 144A 7.219% (SOFR + 1.90%, Floor 1.90%) 1/19/39 #, •		3,500,000	$3,498,589
Galaxy XXI CLO Series 2015-21A AR 144A 6.599% (TSFR03M + 1.28%) 4/20/31 #, •		1,401,570	1,402,729
GoldenTree Loan Management EUR CLO DAC Series 3A AR 144A 4.87% (EUR003M + 0.90%, Floor 0.90%) 1/20/32 #, •	EUR	300,000	320,982
Goldentree Loan Management US CLO 2 Series 2017-2A AR 144A 6.489% (TSFR03M + 1.17%, Floor 0.91%) 11/20/30 #, •		1,987,562	1,987,813
Harvest CLO XI DAC Series 11A ARR 144A 4.553% (EUR003M + 0.65%, Floor 0.65%) 6/26/30 #, •	EUR	936,922	1,000,764
Harvest CLO XVI DAC Series 16A ARR 144A 4.582% (EUR003M + 0.64%, Floor 0.64%) 10/15/31 #, •	EUR	1,925,553	2,058,699
Harvest CLO XXI DAC Series 21A A2R 144A 1.04% 7/15/31 #	EUR	250,000	253,184
HGI CRE CLO Series 2022-FL3 A 144A 7.019% (SOFR + 1.70%, Floor 1.70%) 4/20/37 #, •		3,000,000	2,969,526
Invesco Euro CLO I DAC Series 1A A1R 144A 4.592% (EUR003M + 0.65%, Floor 0.65%) 7/15/31 #, •	EUR	250,000	265,889
Jubilee CLO DAC Series 2014-11A ARR 144A 4.552% (EUR003M + 0.61%, Floor 0.61%) 4/15/30 #, •	EUR	974,849	1,046,286
Jubilee CLO DAC
Series 2014-12A ARRR 144A 4.542% (EUR003M + 0.60%, Floor 0.60%) 4/15/30 #, •	EUR	449,523	480,834
Series 2016-17A A1RR 144A 4.592% (EUR003M + 0.65%, Floor 0.65%) 4/15/31 #, •	EUR	1,400,000	1,493,153
Series 2016-17A A2RR 144A 4.592% (EUR003M + 0.65%, Floor 0.65%) 4/15/31 #, •	EUR	500,000	532,150
KKR CLO 18 Series 18 AR 144A 6.50% (TSFR03M + 1.20%, Floor 0.94%) 7/18/30 #, •		302,842	302,891
Laurelin DAC Series 2016-1A ARR 144A 4.69% (EUR003M + 0.72%, Floor 0.72%) 10/20/31 #, •	EUR	1,595,090	1,705,055
LCM XIII Series 13A AR3 144A 6.441% (TSFR03M + 1.13%, Floor 0.87%) 7/19/27 #, •		24,697	24,693
LCM XV Series 15A AR2 144A 6.579% (TSFR03M + 1.26%, Floor 1.00%) 7/20/30 #, •		1,672,394	1,673,247
Man GLG Euro CLO III DAC Series 3A AR 144A 4.622% (EUR003M + 0.68%, Floor 0.68%) 10/15/30 #, •	EUR	462,370	495,513
Man GLG Euro CLO V DAC Series 5A A1R 144A 4.63% (EUR003M + 0.69%, Floor 0.69%) 12/15/31 #, •	EUR	1,750,564	1,867,646
Man GLG US CLO Series 2018-1A A1R 144A 6.719% (TSFR03M + 1.40%) 4/22/30 #, •		2,468,271	2,470,631

Schedules of investments

Optimum Fixed Income Fund

		Principal amount°	Value (US $)
Collateralized Debt Obligations (continued)
Marathon CLO Series 2021-16A A1A 144A 6.776% (TSFR03M + 1.46%, Floor 1.20%) 4/15/34 #, •		1,250,000	$1,250,099
Marathon Static CLO Series 2022-18A A1R2 144A 6.483% (SOFR + 1.15%, Floor 1.15%) 7/20/30 #, •		2,500,000	2,500,000
MF1 Series 2024-FL14 A 144A 7.063% (TSFR01M + 1.74%, Floor 1.74%) 3/19/39 #, •		900,000	899,690
Oak Hill European Credit Partners IV DAC Series 2015-4A A1RE 144A 4.70% (EUR003M + 0.73%, Floor 0.73%) 1/20/32 #, •	EUR	257,101	274,747
Oaktree CLO Series 2019-4A A1R 144A 6.699% (TSFR03M + 1.38%, Floor 1.12%) 10/20/32 #, •		500,000	500,373
OCP Euro CLO DAC Series 2020-4A AR 144A 4.85% (EUR003M + 0.88%, Floor 0.88%) 9/22/34 #, •	EUR	1,900,000	2,026,172
OZLM IX Series 2014-9A A1A4 144A 6.521% (TSFR03M + 1.20%, Floor 1.20%) 10/20/31 #, •		940,000	939,750
OZLM XXIV Series 2019-24A A1AR 144A 6.739% (TSFR03M + 1.42%, Floor 1.42%) 7/20/32 #, •		2,100,000	2,100,218
Palmer Square European Loan Funding DAC Series 2021-1A A 144A 4.722% (EUR003M + 0.78%, Floor 0.78%) 4/15/31 #, •	EUR	1,341,515	1,431,489
Palmer Square Loan Funding
Series 2021-3A A1 144A 6.379% (TSFR03M + 1.06%, Floor 1.06%) 7/20/29 #, •		330,925	331,033
Series 2021-4A A1 144A 6.376% (TSFR03M + 1.06%, Floor 1.06%) 10/15/29 #, •		1,455,472	1,453,135
Sculptor European CLO V DAC Series 5A AR 144A 4.732% (EUR003M + 0.79%, Floor 0.79%) 1/14/32 #, •	EUR	3,292,810	3,512,952
Segovia European CLO DAC Series 2019-6A AR 144A 4.85% (EUR003M + 0.88%, Floor 0.88%) 7/20/32 #, •	EUR	1,599,282	1,709,287
Signal Peak CLO 5 Series 2018-5A A1R 144A 6.876% (TSFR03M + 1.55%, Floor 1.55%) 4/25/37 #, •		1,800,000	1,799,111
Sound Point CLO IX Series 2015-2A ARRR 144A 6.789% (TSFR03M + 1.47%, Floor 1.21%) 7/20/32 #, •		2,600,000	2,598,809
Sound Point CLO XVI Series 2017-2A AR 144A 6.566% (TSFR03M + 1.24%) 7/25/30 #, •		1,987,740	1,987,463
Stratus CLO Series 2021-3A A 144A 6.529% (TSFR03M + 1.21%, Floor 1.21%) 12/29/29 #, •		1,242,454	1,243,794
Symphony CLO XXIV Series 2020-24A AR 144A 6.522% (TSFR03M + 1.20%, Floor 1.20%) 1/23/32 #, •		1,800,000	1,799,518

		Principal amount°	Value (US $)
Collateralized Debt Obligations (continued)
Symphony Static CLO I Series 2021-1A A 144A 6.416% (TSFR03M + 1.09%, Floor 0.83%) 10/25/29 #, •		338,636	$338,761
TCI-Symphony CLO Series 2017-1A AR 144A 6.506% (TSFR03M + 1.19%, Floor 0.93%) 7/15/30 #, •		849,058	849,793
THL Credit Wind River CLO Series 2019-3A AR 144A 6.656% (TSFR03M + 1.34%, Floor 1.08%) 7/15/31 #, •		3,100,000	3,101,817
Tikehau CLO DAC Series 2015-1A ARR 144A 4.754% (EUR003M + 0.87%, Floor 0.87%) 8/4/34 #, •	EUR	2,000,000	2,140,963
Toro European CLO 6 DAC Series 6A AR 144A 4.856% (EUR003M + 0.92%, Floor 0.92%) 1/12/32 #, •	EUR	300,000	320,029
Toro European CLO 7 DAC Series 7A ARE 144A 4.711% (EUR003M + 0.81%, Floor 0.81%) 2/15/34 #, •	EUR	1,900,000	2,029,729
Venture 32 CLO Series 2018-32A A1 144A 6.66% (TSFR03M + 1.36%, Floor 1.10%) 7/18/31 #, •		494,871	493,258
Venture 34 CLO Series 2018-34A A 144A 6.806% (TSFR03M + 1.49%, Floor 1.23%) 10/15/31 #, •		2,493,436	2,491,291
Venture 38 CLO Series 2019-38A A1R 144A 6.739% (TSFR03M + 1.42%, Floor 1.16%) 7/30/32 #, •		2,900,000	2,903,964
Venture 42 CLO Series 2021-42A A1A 144A 6.706% (TSFR03M + 1.39%, Floor 1.13%) 4/15/34 #, •		1,300,000	1,290,765
Venture XVII CLO Series 2014-17A ARR 144A 6.456% (TSFR03M + 1.14%) 4/15/27 #, •		59,760	59,744
Venture XXIV CLO Series 2016-24A ARR 144A 6.479% (TSFR03M + 1.16%, Floor 0.90%) 10/20/28 #, •		160,053	159,986
Venture XXIX CLO Series 2017-29A AR 144A 6.559% (TSFR03M + 1.25%, Floor 0.99%) 9/7/30 #, •		2,732,787	2,733,530
Venture XXVI CLO Series 2017-26A AR 144A 6.679% (TSFR03M + 1.36%, Floor 1.10%) 1/20/29 #, •		1,502,765	1,503,154
Vibrant CLO IV Series 2016-4A A1RR 144A 6.699% (TSFR03M + 1.38%, Floor 1.12%) 7/20/32 #, •		1,300,000	1,301,763
Vibrant CLO VI Series 2017-6A AR 144A 6.544% (TSFR03M + 1.21%) 6/20/29 #, •		20,714	20,711
Vibrant CLO VII Series 2017-7A A1R 144A 6.619% (TSFR03M + 1.30%, Floor 1.04%) 9/15/30 #, •		2,302,338	2,302,315
Vibrant CLO XI Series 2019-11A A1R1 144A 6.699% (TSFR03M + 1.38%, Floor 1.12%) 7/20/32 #, •		1,500,000	1,500,407

Schedules of investments

Optimum Fixed Income Fund

		Principal amount°	Value (US $)
Collateralized Debt Obligations (continued)
Voya Series 2012-4A A1R3 144A 6.576% (TSFR03M + 1.26%) 10/15/30 #, •		986,471	$986,774
Voya CLO Series 2014-4A A1RA 144A 6.676% (TSFR03M + 1.36%) 7/14/31 #, •		720,781	722,103
Total Collateralized Debt Obligations
(cost $151,154,718)			143,931,987

Corporate Bonds — 32.39%
Banking — 12.48%
ABN AMRO Bank 144A 2.47% 12/13/29 #, μ		4,000,000	3,505,352
Access Bank 144A 6.125% 9/21/26 #		300,000	278,640
Akbank TAS
144A 6.80% 2/6/26 #		200,000	201,116
6.80% 6/22/31 μ		200,000	196,605
Banco BBVA Peru 144A 6.20% 6/7/34 #, μ		335,000	334,707
Banco Continental 144A 2.75% 12/10/25 #		245,000	231,159
Banco de Credito del Peru 144A 5.85% 1/11/29 #		330,000	334,041
Banco de Credito e Inversiones
144A 3.50% 10/12/27 #		200,000	189,137
144A 8.75% 2/8/29 #, μ, y		350,000	361,156
Banco GNB Sudameris 144A 7.50% 4/16/31 #, μ		370,000	322,670
Banco Industrial 144A 4.875% 1/29/31 #, μ		170,000	162,986
Banco Internacional del Peru 144A 7.625% 1/16/34 #, μ		295,000	307,468
Banco Mercantil del Norte 144A 8.375% 10/14/30 #, μ, y		200,000	205,383
Banco Nacional de Panama 144A 2.50% 8/11/30 #		200,000	157,105
Banco Santander
3.496% 3/24/25		1,000,000	982,006
3.892% 5/24/24		1,400,000	1,396,658
4.175% 3/24/28 μ		1,200,000	1,157,085
4.875% 10/18/31	EUR	800,000	920,168
Banco Santander
5.538% 3/14/30 μ		1,200,000	1,200,311
5.588% 8/8/28		1,000,000	1,014,697
Banco Santander Mexico 144A 7.525% 10/1/28 #, μ		215,000	223,771
Bangkok Bank 144A 5.00% 9/23/25 #, μ, y		280,000	273,354
Bank Leumi Le-Israel 144A 7.129% 7/18/33 #, μ		265,000	261,975
Bank of America
2.482% 9/21/36 μ		5,625,000	4,502,141
3.384% 4/2/26 μ		500,000	489,174
3.974% 2/7/30 μ		6,900,000	6,541,543
4.30% 1/28/25 μ, y		900,000	877,850
5.202% 4/25/29 μ		700,000	700,878
5.288% 4/25/34 μ		5,000,000	4,986,840
5.468% 1/23/35 μ		1,760,000	1,772,139
5.819% 9/15/29 μ		2,639,000	2,706,844
6.204% 11/10/28 μ		3,670,000	3,798,166
Bank of Montreal 7.70% 5/26/84 μ		1,570,000	1,592,374
Bank of New York Mellon
4.70% 9/20/25 μ, y		4,835,000	4,756,351
5.802% 10/25/28 μ		581,000	596,848
Barclays
3.33% 11/24/42 μ		1,300,000	954,029
3.375% 4/2/25 μ	EUR	500,000	539,425
4.972% 5/16/29 μ		3,000,000	2,940,989
5.501% 8/9/28 μ		1,600,000	1,595,825
6.224% 5/9/34 μ		812,000	837,939
6.375% 12/15/25 μ, y	GBP	500,000	608,805
7.125% 6/15/25 μ, y	GBP	1,800,000	2,239,503
7.385% 11/2/28 μ		1,989,000	2,110,183
7.437% 11/2/33 μ		3,000,000	3,334,962
BBVA Bancomer
144A 5.875%
9/13/34 #, μ		200,000	189,398
144A 8.125%
1/8/39 #, μ		230,000	238,440
BNP Paribas
144A 1.904%
9/30/28 #, μ		1,800,000	1,603,222
144A 2.159%
9/15/29 #, μ		600,000	524,482
144A 2.871%
4/19/32 #, μ		300,000	254,464
144A 3.052%
1/13/31 #, μ		2,600,000	2,288,846

		Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
BNP Paribas
144A 7.375% 8/19/25 #, μ, y		700,000	$703,410
7.375% 8/19/25 μ, y		500,000	502,436
BPCE
144A 5.748% 7/19/33 #, μ		5,000,000	5,015,596
144A 6.612% 10/19/27 #, μ		3,350,000	3,422,202
Citibank 5.488% 12/4/26		2,545,000	2,572,863
Citigroup
3.20% 10/21/26		1,000,000	952,646
4.075% 4/23/29 μ		2,400,000	2,298,423
5.174% 2/13/30 μ		4,445,000	4,425,566
5.61% 9/29/26 μ		897,000	898,650
Citizens Bank 6.064% 10/24/25 μ		2,130,000	2,121,776
Cooperatieve Rabobank
3.75% 7/21/26		1,350,000	1,297,734
4.375% 8/4/25		2,000,000	1,966,040
144A 5.447% 3/5/30 #, μ		3,300,000	3,316,009
Credit Agricole
144A 5.365% 3/11/34 #		1,960,000	1,966,691
144A 6.316% 10/3/29 #, μ		3,280,000	3,402,113
Credit Suisse Group
144A 6.25% #, μ, w		2,000,000	230,000
144A 6.375% #, μ, w		1,900,000	218,500
144A 6.442% 8/11/28 #, μ		1,750,000	1,802,400
7.50% μ, w		400,000	46,000
Danske Bank 144A 5.705% 3/1/30 #, μ		3,400,000	3,423,058
Deutsche Bank
2.129% 11/24/26 μ		700,000	660,389
3.547% 9/18/31 μ		1,500,000	1,321,851
3.729% 1/14/32 μ		2,331,000	1,964,899
3.961% 11/26/25 μ		5,700,000	5,623,190
6.119% 7/14/26 μ		3,000,000	3,012,417
6.72% 1/18/29 μ		2,030,000	2,100,607
6.819% 11/20/29 μ		1,559,000	1,630,674
7.146% 7/13/27 μ		1,130,000	1,161,711
Fifth Third Bancorp
2.55% 5/5/27		1,000	922
3.95% 3/14/28		4,000	3,823
Fifth Third Bank 5.852% 10/27/25 μ		1,575,000	1,573,947
Goldman Sachs Bank USA 5.283% 3/18/27 μ		2,030,000	2,029,577
Goldman Sachs Group
1.431% 3/9/27 μ		2,000,000	1,852,894
1.542% 9/10/27 μ		3,993,000	3,649,595
3.615% 3/15/28 μ		3,400,000	3,253,103
4.223% 5/1/29 μ		6,100,000	5,872,990
6.484% 10/24/29 μ		5,195,000	5,467,440
Hana Bank 144A 1.25% 12/16/26 #		200,000	179,936
HSBC Holdings
1.589% 5/24/27 μ		2,200,000	2,024,870
2.013% 9/22/28 μ		3,800,000	3,398,604
2.848% 6/4/31 μ		2,700,000	2,330,404
2.871% 11/22/32 μ		2,000,000	1,671,437
4.70% 3/9/31 μ, y		500,000	421,734
5.21% 8/11/28 μ		500,000	498,727
5.546% 3/4/30 μ		1,800,000	1,811,334
5.875% 9/28/26 μ, y	GBP	500,000	607,401
6.254% 3/9/34 μ		1,100,000	1,159,864
Huntington Bancshares 6.208% 8/21/29 μ		1,770,000	1,812,734
Huntington National Bank
4.552% 5/17/28 μ		395,000	383,150
5.65% 1/10/30		855,000	860,178
ICICI Bank 144A 4.00% 3/18/26 #		200,000	194,352
ING Groep
3.875% 5/16/27 μ, y		3,000,000	2,522,699
5.55% 3/19/35 μ		4,000,000	3,971,442
6.083% 9/11/27 μ		840,000	850,670
Intesa Sanpaolo
144A 4.00% 9/23/29 #		1,300,000	1,202,342
144A 6.625% 6/20/33 #		2,600,000	2,700,046
144A 7.20% 11/28/33 #		800,000	862,292
7.75% 1/11/27 μ, y	EUR	200,000	224,158
JPMorgan Chase & Co.
1.953% 2/4/32 μ		1,170,000	953,676
2.522% 4/22/31 μ		5,500,000	4,755,393
2.595% 2/24/26 μ		1,500,000	1,461,572
2.947% 2/24/28 μ		1,100,000	1,033,883
2.963% 1/25/33 μ		500,000	427,059
3.109% 4/22/51 μ		455,000	316,436
4.005% 4/23/29 μ		900,000	862,917
4.452% 12/5/29 μ		1,500,000	1,462,764
4.851% 7/25/28 μ		1,400,000	1,388,649
5.00% 8/1/24 μ, y		400,000	398,943
5.012% 1/23/30 μ		1,290,000	1,285,248
5.336% 1/23/35 μ		1,955,000	1,963,382
6.254% 10/23/34 μ		910,000	972,652
JPMorgan Chase Bank 5.11% 12/8/26		4,000,000	4,012,514

Schedules of investments

Optimum Fixed Income Fund

		Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
KeyBank
4.15% 8/8/25		890,000	$865,412
5.85% 11/15/27		995,000	987,286
KeyCorp 6.401% 3/6/35 μ		1,010,000	1,032,039
Lloyds Banking Group
2.438% 2/5/26 μ		300,000	291,722
3.50% 4/1/26 μ	EUR	200,000	215,113
3.75% 3/18/28 μ		1,400,000	1,340,613
5.462% 1/5/28 μ		3,600,000	3,601,956
Mitsubishi UFJ Financial Group
2.193% 2/25/25		1,700,000	1,650,740
2.559% 2/25/30		1,800,000	1,571,096
Mizuho Financial Group
2.226% 5/25/26 μ		1,600,000	1,542,962
2.564% 9/13/31		1,400,000	1,147,181
2.591% 5/25/31 μ		2,000,000	1,721,778
3.261% 5/22/30 μ		3,100,000	2,832,675
Morgan Stanley
0.495% 10/26/29 μ	EUR	2,000,000	1,883,523
2.484% 9/16/36 μ		4,730,000	3,743,019
3.625% 1/20/27		4,000,000	3,864,756
3.79% 3/21/30 μ	EUR	4,400,000	4,789,587
4.21% 4/20/28 μ		1,400,000	1,360,919
5.123% 2/1/29 μ		4,100,000	4,091,607
5.173% 1/16/30 μ		1,055,000	1,056,230
5.25% 4/21/34 μ		447,000	443,664
5.466% 1/18/35 μ		2,585,000	2,609,087
6.138% 10/16/26 μ		865,000	875,184
6.296% 10/18/28 μ		1,717,000	1,776,986
6.407% 11/1/29 μ		1,160,000	1,216,838
6.627% 11/1/34 μ		1,625,000	1,778,822
Nationwide Building Society
144A 2.972% 2/16/28 #, μ		800,000	746,415
144A 4.302% 3/8/29 #, μ		5,200,000	4,979,569
NatWest Group 4.80% 4/5/26		5,000,000	4,943,671
5.125% 5/12/27 μ, y	GBP	500,000	583,438
5.778% 3/1/35 μ		3,800,000	3,854,982
NBK SPC 144A 1.625% 9/15/27 #, μ		600,000	547,455
Nykredit Realkredit 2.00% 10/1/53	DKK	1	0
Oversea-Chinese Banking 144A 1.832% 9/10/30 #, μ		225,000	212,748
PNC Bank 4.05% 7/26/28		2,400,000	2,287,899
PNC Financial Services Group
5.676% 1/22/35 μ		1,090,000	1,100,420
6.875% 10/20/34 μ		1,645,000	1,802,262
Popular 7.25% 3/13/28		855,000	876,783
Rizal Commercial Banking 6.50% 8/27/25 μ, y		305,000	298,893
Santander UK Group Holdings
3.823% 11/3/28 μ		3,200,000	3,010,770
6.534% 1/10/29 μ		3,350,000	3,464,864
Shinhan Bank 3.875% 3/24/26		345,000	333,984
Shinhan Financial Group 144A 5.00% 7/24/28 #		200,000	198,540
Standard Chartered 144A 6.301% 1/9/29 #, μ		385,000	396,142
State Street 4.993% 3/18/27		1,550,000	1,553,459
Sumitomo Mitsui Financial Group
1.474% 7/8/25		2,600,000	2,476,021
2.222% 9/17/31		2,300,000	1,882,936
Sumitomo Mitsui Trust Bank 144A 5.20% 3/7/27 #		2,700,000	2,703,329
SVB Financial Group
1.80% 2/2/31 ‡		775,000	483,891
4.00% 5/15/26 μ, ‡, y		2,110,000	38,244
4.57% 4/29/33 μ, ‡		2,164,000	1,372,788
Toronto-Dominion Bank 4.108% 6/8/27		786,000	765,416
Truist Bank 2.636% 9/17/29 μ		5,182,000	4,983,057
Truist Financial
1.887% 6/7/29 μ		3,485,000	3,026,602
4.95% 9/1/25 μ, y		1,465,000	1,440,950
Turkiye Garanti Bankasi
144A 7.177%
5/24/27 #, μ		205,000	203,325
144A 8.375%
2/28/34 #, μ		320,000	320,221
UBS 5.125% 5/15/24		200,000	199,601
UBS Group
0.25% 11/5/28 μ	EUR	1,000,000	954,746
144A 3.126% 8/13/30 #, μ		2,000,000	1,780,023
144A 4.194% 4/1/31 #, μ		2,500,000	2,322,925

		Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
UBS Group 144A 5.699% 2/8/35 #, μ		4,525,000	$4,549,955
UniCredit 7.50% 6/3/26 μ, y	EUR	600,000	671,486
US Bancorp
2.491% 11/3/36 μ		3,400,000	2,677,008
3.60% 9/11/24		1,275,000	1,263,709
3.95% 11/17/25		2,820,000	2,764,020
4.653% 2/1/29 μ		1,136,000	1,113,906
5.384% 1/23/30 μ		495,000	497,315
5.678% 1/23/35 μ		1,115,000	1,126,319
5.727% 10/21/26 μ		194,000	195,105
6.787% 10/26/27 μ		720,000	745,771
Wells Fargo & Co.
3.196% 6/17/27 μ		900,000	859,593
3.584% 5/22/28 μ		5,300,000	5,040,409
3.90% 3/15/26 μ, y		1,000,000	952,051
5.198% 1/23/30 μ		2,200,000	2,196,000
5.389% 4/24/34 μ		5,000,000	4,970,625
Wells Fargo Bank 5.254% 12/11/26		2,100,000	2,108,714
Yapi ve Kredi Bankasi 144A 9.25% 1/17/34 #, μ		310,000	319,337
			337,033,301
Basic Industry — 0.67%
Anglo American Capital 144A 5.50% 5/2/33 #		295,000	293,456
BHP Billiton Finance USA 5.25% 9/8/30		764,000	777,333
Celanese US Holdings
6.05% 3/15/25		160,000	160,348
6.165% 7/15/27		2,095,000	2,134,700
CSN Resources 144A 8.875% 12/5/30 #		310,000	320,024
First Quantum Minerals
144A 6.875% 10/15/27 #		200,000	191,984
144A 9.375% 3/1/29 #		275,000	285,220
FMG Resources August 2006 144A 6.125% 4/15/32 #		4,985,000	4,934,374
Freeport-McMoRan 5.45% 3/15/43		660,000	632,435
INEOS Styrolution Group 2.25% 1/16/27	EUR	300,000	300,090
LYB International Finance III 3.625% 4/1/51		1,275,000	904,044
LYB International Finance III 5.50% 3/1/34		2,255,000	2,260,076
Metinvest 144A 7.75% 10/17/29 #		367,000	257,689
Novelis 144A 4.75% 1/30/30 #		570,000	526,371
Samarco Mineracao PIK, 144A 9.50% 6/30/31 #, «		386,217	348,811
Sasol Financing USA 144A 8.75% 5/3/29 #		340,000	346,864
Sherwin-Williams 3.30% 5/15/50		3,495,000	2,473,427
Sociedad Quimica y Minera de Chile 144A 6.50% 11/7/33 #		420,000	439,802
Vale Overseas 6.125% 6/12/33		315,000	318,265
WE Soda Investments Holding 144A 9.375% 2/14/31 #		250,000	257,400
			18,162,713
Brokerage — 0.20%
Jefferies Financial Group
2.625% 10/15/31		2,925,000	2,411,324
5.875% 7/21/28		1,761,000	1,793,660
6.45% 6/8/27		331,000	341,703
6.50% 1/20/43		880,000	923,873
			5,470,560
Capital Goods — 0.68%
Aeropuerto Internacional de Tocumen 144A 5.125% 8/11/61 #		200,000	146,739
Aeropuertos Argentina 2000 144A 8.50% 8/1/31 #		265,724	264,810
Ardagh Metal Packaging Finance USA 144A 3.25% 9/1/28 #		3,140,000	2,715,728
Boeing 2.196% 2/4/26		2,930,000	2,744,315
Caterpillar 2.60% 4/9/30		25,000	22,364
Cellnex Finance 144A 3.875% 7/7/41 #		4,299,000	3,376,948
Foxconn Far East 2.50% 10/28/30		270,000	229,761
IHS Holding
144A 5.625% 11/29/26 #		240,000	223,781
5.625% 11/29/26		200,000	186,484

Schedules of investments

Optimum Fixed Income Fund

		Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Northrop Grumman 5.20% 6/1/54		2,015,000	$1,964,018
Rolls-Royce 144A 5.75% 10/15/27 #		1,000,000	1,003,606
SAN Miguel Industrias 144A 3.50% 8/2/28 #		355,000	308,500
Standard Industries 144A 3.375% 1/15/31 #		1,073,000	900,830
Summit Digitel Infrastructure 144A 2.875% 8/12/31 #		335,000	280,260
TAV Havalimanlari Holding 144A 8.50% 12/7/28 #		615,000	635,433
Teledyne Technologies
2.25% 4/1/28		1,980,000	1,781,328
2.75% 4/1/31		1,730,000	1,482,594
UltraTech Cement 144A 2.80% 2/16/31 #		220,000	186,295
			18,453,794
Communications — 2.53%
Alibaba Group Holding 2.70% 2/9/41		265,000	186,183
Altice France
2.125% 2/15/25	EUR	780,000	756,553
144A 5.50% 10/15/29 #		940,000	639,001
Amazon.com 1.50% 6/3/30		1,000,000	835,084
America Movil 4.70% 7/21/32		320,000	309,607
AT&T
2.55% 12/1/33		2,673,000	2,141,899
3.50% 6/1/41		1,345,000	1,050,538
3.50% 9/15/53		8,615,000	6,082,919
C&W Senior Financing 144A 6.875% 9/15/27 #		235,000	222,161
CCO Holdings 144A 4.25% 1/15/34 #		3,895,000	2,943,564
Charter Communications Operating
2.80% 4/1/31		4,000,000	3,279,370
3.85% 4/1/61		4,755,000	2,824,471
4.40% 12/1/61		4,252,000	2,779,947
5.05% 3/30/29		3,800,000	3,665,993
Comcast
2.80% 1/15/51		475,000	304,177
4.55% 1/15/29		3,640,000	3,612,500
Connect Finco 144A 6.75% 10/1/26 #		1,935,000	1,898,148
CSC Holdings 144A 4.625% 12/1/30 #		610,000	310,252
CT Trust 144A 5.125% 2/3/32 #		285,000	252,870
Directv Financing 144A 5.875% 8/15/27 #		1,460,000	1,382,125
Discovery Communications 4.00% 9/15/55		4,980,000	3,410,906
Frontier Communications Holdings
144A 5.00% 5/1/28 #		1,480,000	1,374,828
144A 5.875% 10/15/27 #		795,000	770,297
Millicom International Cellular 144A 7.375% 4/2/32 #		286,000	287,164
Prosus 144A 4.193% 1/19/32 #		395,000	343,887
Rogers Communications
5.00% 2/15/29		1,865,000	1,852,827
5.30% 2/15/34		2,075,000	2,057,271
Silknet JSC 144A 8.375% 1/31/27 #		250,000	253,125
Sprint 7.625% 3/1/26		200,000	206,760
Sprint Capital 6.875% 11/15/28		3,275,000	3,492,565
Sprint Spectrum 144A 4.738% 3/20/25 #		366,250	364,294
Tencent Holdings
144A 2.88% 4/22/31 #		200,000	174,335
144A 3.68% 4/22/41 #		200,000	160,097
Time Warner Cable 7.30% 7/1/38		2,120,000	2,143,040
T-Mobile USA
1.50% 2/15/26		2,100,000	1,961,313
3.00% 2/15/41		3,445,000	2,538,970
3.30% 2/15/51		1,500,000	1,049,669
3.375% 4/15/29		2,305,000	2,133,590
3.75% 4/15/27		2,150,000	2,071,174
3.875% 4/15/30		1,400,000	1,311,908
5.75% 1/15/34		755,000	786,652
Turkcell Iletisim Hizmetleri 144A 5.80% 4/11/28 #		200,000	192,390
Verizon Communications
2.10% 3/22/28		1,100,000	990,667
2.55% 3/21/31		537,000	458,913
2.875% 11/20/50		1,100,000	719,074
5.50% 2/23/54		760,000	768,762
Vmed O2 UK Financing I 144A 4.25% 1/31/31 #		1,290,000	1,093,406
			68,445,246

		Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical — 1.39%
Alsea 144A 7.75% 12/14/26 #		200,000	$204,676
Carnival
144A 4.00% 8/1/28 #		500,000	466,085
144A 7.625% 3/1/26 #		1,063,000	1,076,223
CK Hutchison International 23
144A 4.75% 4/21/28 #		200,000	198,676
144A 4.875% 4/21/33 #		350,000	347,076
Ford Motor Credit
1.744% 7/19/24	EUR	300,000	321,374
2.33% 11/25/25	EUR	200,000	210,085
2.386% 2/17/26	EUR	500,000	524,629
2.70% 8/10/26		700,000	652,726
2.748% 6/14/24	GBP	100,000	125,473
2.90% 2/16/28		525,000	474,882
2.90% 2/10/29		300,000	264,687
3.25% 9/15/25	EUR	1,000,000	1,067,341
4.535% 3/6/25	GBP	1,100,000	1,374,840
4.542% 8/1/26		1,034,000	1,004,150
5.125% 6/16/25		600,000	594,804
5.80% 3/5/27		6,190,000	6,215,529
5.80% 3/8/29		1,080,000	1,084,798
6.798% 11/7/28		535,000	558,735
Future Retail 144A 5.60% 1/22/25 #, ‡		565,000	4,238
General Motors
5.40% 4/1/48		1,300,000	1,193,579
5.95% 4/1/49		433,000	427,354
General Motors Financial 5.75% 2/8/31		5,825,000	5,890,188
Hilton Domestic Operating
144A 3.625% 2/15/32 #		700,000	603,380
144A 4.00% 5/1/31 #		700,000	626,319
Hilton Grand Vacations Borrower Escrow 144A 5.00% 6/1/29 #		900,000	840,021
Hyatt Hotels 1.80% 10/1/24		300,000	293,732
InRetail Consumer 144A 3.25% 3/22/28 #		235,000	211,278
Jollibee Worldwide 4.125% 1/24/26		200,000	193,994
Marriott International 3.50% 10/15/32		900,000	789,386
Melco Resorts Finance
144A 5.375% 12/4/29 #		200,000	183,330
5.75% 7/21/28		200,000	189,878
MGM China Holdings
144A 4.75% 2/1/27 #		495,000	471,982
144A 5.25% 6/18/25 #		400,000	394,901
Nissan Motor
144A 4.345% 9/17/27 #		1,400,000	1,331,730
144A 4.81% 9/17/30 #		600,000	560,672
Nissan Motor Acceptance 144A 2.45% 9/15/28 #		300,000	258,945
Royal Caribbean Cruises 144A 5.50% 4/1/28 #		640,000	632,979
Sands China
2.30% 3/8/27		200,000	181,263
2.85% 3/8/29		400,000	347,915
3.25% 8/8/31		425,000	356,137
4.625% 6/18/30		300,000	275,342
5.40% 8/8/28		1,800,000	1,766,408
Studio City Finance 144A 5.00% 1/15/29 #		475,000	418,316
Warnermedia Holdings
3.638% 3/15/25		400,000	392,120
3.755% 3/15/27		400,000	381,838
5.05% 3/15/42		800,000	687,978
5.141% 3/15/52		500,000	415,323
Wynn Macau
5.50% 1/15/26		200,000	195,121
5.50% 10/1/27		200,000	191,601
			37,474,037
Consumer Non-Cyclical — 2.84%
AbbVie
4.05% 11/21/39		3,193,000	2,844,857
4.95% 3/15/31		6,230,000	6,277,579
5.35% 3/15/44		735,000	749,937
Adani Ports & Special Economic Zone 144A 4.375% 7/3/29 #		235,000	209,749
Amgen
2.20% 2/21/27		3,300,000	3,056,773
5.15% 3/2/28		730,000	735,031
5.25% 3/2/30		720,000	731,216
5.25% 3/2/33		6,940,000	7,001,520
Ashtead Capital 144A 1.50% 8/12/26 #		3,710,000	3,381,097
Astrazeneca Finance 1.75% 5/28/28		4,600,000	4,085,996
Bacardi 144A 4.45% 5/15/25 #		500,000	493,214
Bausch Health 144A 11.00% 9/30/28 #		607,000	406,690
Becton Dickinson Euro Finance 1.336% 8/13/41	EUR	700,000	525,963
Bidvest Group UK 144A 3.625% 9/23/26 #		215,000	200,654

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Bimbo Bakeries USA 144A 6.40% 1/15/34 #	310,000	$332,481
Campbell Soup 5.20% 3/19/27	5,395,000	5,409,773
Cardinal Health 5.125% 2/15/29	3,365,000	3,373,036
Central American Bottling 144A 5.25% 4/27/29 #	335,000	319,559
Coty 144A 5.00% 4/15/26 #	1,500,000	1,478,712
CVS Pass Through Trust 144A 5.773% 1/10/33 #,♦	55,423	54,905
DaVita
144A 3.75% 2/15/31 #	580,000	486,111
144A 4.625% 6/1/30 #	550,000	492,769
Global Payments 3.20% 8/15/29	2,150,000	1,932,573
Haleon UK Capital 3.125% 3/24/25	500,000	488,296
Haleon US Capital 3.375% 3/24/29	500,000	465,246
HCA
3.50% 9/1/30	4,500,000	4,071,058
3.50% 7/15/51	1,062,000	734,178
4.125% 6/15/29	3,400,000	3,220,861
5.45% 4/1/31	2,555,000	2,569,213
Indofood CBP Sukses Makmur
3.541% 4/27/32	265,000	230,095
4.805% 4/27/52	200,000	164,388
International Container Terminal Services 4.75% 6/17/30	445,000	431,981
JBS USA LUX 5.50% 1/15/30	300,000	295,842
MHP Lux 144A 6.95% 4/3/26 #	365,000	306,439
Minerva Luxembourg 144A 8.875% 9/13/33 #	415,000	436,904
Regeneron Pharmaceuticals 2.80% 9/15/50	18,000	11,352
Royalty Pharma
1.75% 9/2/27	5,920,000	5,288,511
3.35% 9/2/51	1,568,000	1,032,260
3.55% 9/2/50	1,250,000	861,913
Tenet Healthcare
4.25% 6/1/29	2,680,000	2,493,605
6.125% 10/1/28	1,240,000	1,236,591
Teva Pharmaceutical Finance Netherlands III
5.125% 5/9/29	200,000	192,388
6.75% 3/1/28	265,000	271,657
United Rentals North America 3.875% 2/15/31	594,000	532,809
UnitedHealth Group
3.70% 5/15/27	600,000	581,924
4.50% 4/15/33	5,899,000	5,712,100
Zoetis 5.40% 11/14/25	420,000	420,690
		76,630,496
Energy — 2.69%
3R Lux 144A 9.75% 2/5/31 #	410,000	429,416
Acu Petroleo Luxembourg 144A 7.50% 1/13/32 #	242,425	236,132
BP Capital Markets 4.875% 3/22/30 μ, y	2,750,000	2,632,150
BP Capital Markets America
2.721% 1/12/32	1,465,000	1,262,814
4.812% 2/13/33	1,305,000	1,288,598
Canacol Energy 144A 5.75% 11/24/28 #	500,000	221,685
Cheniere Energy Partners 4.50% 10/1/29	6,250,000	5,954,543
Continuum Energy Aura 144A 9.50% 2/24/27 #	260,000	270,823
Diamondback Energy
3.125% 3/24/31	3,265,000	2,894,184
4.25% 3/15/52	3,678,000	2,980,789
EIG Pearl Holdings 144A 4.387% 11/30/46 #	345,000	270,830
Enbridge
5.70% 3/8/33	5,000,000	5,122,723
6.70% 11/15/53	805,000	910,580
Energean Israel Finance 144A 4.875% 3/30/26 #	140,000	133,184
Energy Transfer
4.95% 5/15/28	700,000	694,399
5.50% 6/1/27	3,200,000	3,220,931
5.95% 5/15/54	1,095,000	1,093,435
6.10% 12/1/28	2,655,000	2,754,828
6.25% 4/15/49	4,420,000	4,540,810
6.50% 11/15/26 μ, y	3,380,000	3,321,330
Enterprise Products Operating
3.30% 2/15/53	3,560,000	2,529,542
5.35% 1/31/33	2,695,000	2,752,256
EQT 6.125% 2/1/25	609,000	610,136

		Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Galaxy Pipeline Assets Bidco 144A 2.94% 9/30/40 #		265,939	$213,886
Geopark 144A 5.50% 1/17/27 #		320,000	290,896
Greensaif Pipelines Bidco 144A 6.51% 2/23/42 #		450,000	468,000
Kinder Morgan
5.00% 2/1/29		525,000	523,166
5.20% 6/1/33		1,010,000	995,200
Kosmos Energy 144A 7.75% 5/1/27 #		425,000	419,941
Medco Maple Tree 144A 8.96% 4/27/29 #		400,000	416,841
MPLX 1.75% 3/1/26		685,000	640,719
Murphy Oil 5.875% 12/1/27		1,180,000	1,171,363
NuStar Logistics
5.625% 4/28/27		140,000	138,709
6.375% 10/1/30		1,597,000	1,608,795
Occidental Petroleum 6.125% 1/1/31		2,042,000	2,116,676
ONEOK
4.35% 3/15/29		1,500,000	1,454,261
5.65% 11/1/28		1,240,000	1,268,243
5.80% 11/1/30		725,000	747,473
6.05% 9/1/33		489,000	510,241
PDC Energy 5.75% 5/15/26		825,000	824,131
Pertamina Persero 144A 3.65% 7/30/29 #		197,000	183,309
Raizen Fuels Finance
144A 6.45% 3/5/34 #		200,000	205,323
144A 6.95% 3/5/54 #		430,000	442,955
Sabine Pass Liquefaction 5.75% 5/15/24		500,000	489,040
Santos Finance 144A 3.649% 4/29/31 #		1,700,000	1,482,387
SierraCol Energy Andina 144A 6.00% 6/15/28 #		380,000	334,190
Southern Gas Corridor CJSC 6.875% 3/24/26		200,000	202,396
Targa Resources 4.20% 2/1/33		300,000	273,666
Targa Resources Partners 5.00% 1/15/28		2,525,000	2,490,723
Tennessee Gas Pipeline 144A 2.90% 3/1/30 #		6,275,000	5,498,353
Thaioil Treasury Center 144A 2.50% 6/18/30 #		210,000	177,491
TMS Issuer 144A 5.78% 8/23/32 #		200,000	206,438
Transportadora de Gas del Sur 144A 6.75% 5/2/25 #		220,000	215,770
Woodside Finance 144A 3.70% 9/15/26 #		400,000	383,029
			72,519,729
Finance Companies — 1.79%
AerCap Ireland Capital DAC
1.65% 10/29/24		500,000	487,890
2.45% 10/29/26		1,445,000	1,342,420
3.00% 10/29/28		4,503,000	4,076,784
3.50% 1/15/25		300,000	294,946
4.45% 10/1/25		1,200,000	1,181,305
4.45% 4/3/26		150,000	147,581
6.50% 7/15/25		1,350,000	1,363,488
Air Lease
2.875% 1/15/26		2,050,000	1,961,487
3.00% 2/1/30		7,215,000	6,382,599
3.375% 7/1/25		670,000	653,170
4.125% 12/15/26 μ, y		715,000	621,243
4.625% 10/1/28		1,884,000	1,834,626
5.10% 3/1/29		1,363,000	1,355,038
Aircastle 4.125% 5/1/24		2,500,000	2,496,039
Aviation Capital Group 144A 3.50% 11/1/27 #		3,905,000	3,636,192
Avolon Holdings Funding 144A 2.528% 11/18/27 #		116,000	103,230
Brookfield Capital Finance 6.087% 6/14/33		3,800,000	3,982,749
Cantor Fitzgerald 144A 7.20% 12/12/28 #		2,800,000	2,898,498
DAE Funding 3.375% 3/20/28		2,700,000	2,496,263
GE Capital UK Funding Unlimited 5.875% 1/18/33	GBP	300,000	399,396
Goodman HK Finance 4.375% 6/19/24		550,000	547,735
Indigo Group 1.625% 4/19/28	EUR	1,700,000	1,704,552
Jefferies Financial Group 6.05% 3/12/25		1,580,000	1,581,775
Jyske Realkredit 1.50% 10/1/53	DKK	1	0
Logicor Financing 3.25% 11/13/28	EUR	3,400,000	3,525,291

Schedules of investments

Optimum Fixed Income Fund

		Principal amount°	Value (US $)
Corporate Bonds (continued)
Finance Companies (continued)
MAF Global Securities 7.875% 6/30/27 μ, y		215,000	$225,589
Owl Rock Capital 2.875% 6/11/28		500,000	442,239
Realkredit Danmark
1.00% 10/1/50	DKK	1	0
1.50% 10/1/53	DKK	1	0
2.00% 10/1/53	DKK	1	0
RKPF Overseas 2020 A 5.125% 7/26/26		245,000	58,714
Sirius Real Estate 1.125% 6/22/26	EUR	2,400,000	2,400,728
			48,201,567
Healthcare — 0.25%
CVS Health 3.75% 4/1/30		4,400,000	4,101,868
UnitedHealth Group
4.90% 4/15/31		1,405,000	1,406,278
5.375% 4/15/54		1,335,000	1,358,774
			6,866,920
Industrials — 0.17%
Burlington Northern Santa Fe 2.875% 6/15/52		1,615,000	1,059,038
Cemex 144A 9.125% 3/14/28 #, μ, y		220,000	239,135
Holcim Finance
Luxembourg
0.50% 4/23/31	EUR	1,100,000	962,370
0.625% 4/6/30	EUR	1,000,000	914,378
Mauser Packaging
Solutions Holding 144A 7.875% 8/15/26 #		1,290,000	1,315,156
West China Cement 4.95% 7/8/26		260,000	219,620
			4,709,697
Insurance — 0.71%
AIA Group
144A 3.375% 4/7/30 #		200,000	183,454
144A 3.90% 4/6/28 #		1,000,000	963,871
Aon
2.90% 8/23/51		4,930,000	3,143,698
5.00% 9/12/32		1,005,000	996,669
Aon North America
5.30% 3/1/31		2,295,000	2,313,767
5.75% 3/1/54		375,000	384,804
Athene Holding
3.45% 5/15/52		2,510,000	1,649,270
3.95% 5/25/51		1,120,000	824,007
6.25% 4/1/54		760,000	772,223
Athora Netherlands 2.375% 5/17/24	EUR	2,100,000	2,257,868
Fairfax Financial Holdings 4.625% 4/29/30		1,000,000	953,902
Jones Deslauriers Insurance Management 144A 8.50% 3/15/30 #		2,190,000	2,284,728
New York Life Global Funding 144A 5.45% 9/18/26 #		2,020,000	2,037,206
Sagicor Financial 144A 5.30% 5/13/28 #		330,000	314,770
			19,080,237
Real Estate Investment Trusts — 1.17%
American Tower
2.30% 9/15/31		5,975,000	4,880,100
3.375% 5/15/24		500,000	498,522
3.65% 3/15/27		300,000	287,679
3.95% 3/15/29		2,150,000	2,032,002
5.20% 2/15/29		1,610,000	1,610,011
5.45% 2/15/34		885,000	886,777
CIBANCO Institucion de Banca Multiple Trust 144A 4.375% 7/22/31 #		380,000	310,280
Cromwell Ereit Lux Finco 2.125% 11/19/25	EUR	600,000	619,815
Crown Castle
1.05% 7/15/26		1,380,000	1,254,992
2.25% 1/15/31		5,000,000	4,116,936
EPR Properties 4.50% 6/1/27		1,700,000	1,618,668
Extra Space Storage 5.40% 2/1/34		2,340,000	2,330,588
GLP Capital 4.00% 1/15/30		2,600,000	2,375,314
Iron Mountain 144A 5.25% 7/15/30 #		661,000	626,015
Iron Mountain Information Management Services 144A 5.00% 7/15/32 #		2,105,000	1,924,540
Starwood Property Trust 144A 7.25% 4/1/29 #		3,315,000	3,345,528
Sunac China Holdings
PIK, 144A 6.00% 9/30/25 #, «		455,000	52,325
PIK, 144A 6.25% 9/30/26 #, «		265,000	28,236
Trust Fibra Uno 144A 7.375% 2/13/34 #		305,000	304,720
VICI Properties
4.75% 2/15/28		100,000	97,610
4.95% 2/15/30		2,440,000	2,361,407

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
VICI Properties 144A 5.75% 2/1/27 #	145,000	$144,926
		31,706,991
Technology — 1.09%
Apple 1.40% 8/5/28	1,030,000	905,721
Autodesk 2.40% 12/15/31	4,040,000	3,385,297
Broadcom
144A 3.137%
11/15/35 #	2,789,000	2,254,288
144A 3.419% 4/15/33 #	1,600,000	1,387,562
144A 3.469% 4/15/34 #	3,907,000	3,349,316
144A 4.926% 5/15/37 #	115,000	109,200
CDW
2.67% 12/1/26	2,450,000	2,277,502
3.276% 12/1/28	4,143,000	3,783,864
Entegris 144A 4.75% 4/15/29 #	1,230,000	1,180,137
Fiserv 3.50% 7/1/29	3,500,000	3,260,427
NXP 3.875% 6/18/26	3,250,000	3,155,861
Oracle
3.60% 4/1/50	1,952,000	1,411,389
4.65% 5/6/30	455,000	446,351
SK Hynix 144A 1.50% 1/19/26 #	200,000	186,384
TD SYNNEX
2.375% 8/9/28	800,000	707,128
2.65% 8/9/31	1,200,000	969,487
TSMC Global
144A 2.25% 4/23/31 #	245,000	208,220
144A 4.625% 7/22/32 #	400,000	400,599
		29,378,733
Transportation — 0.64%
Air Canada 144A 3.875% 8/15/26 #	300,000	286,635
American Airlines 144A 5.50% 4/20/26 #	375,000	372,681
American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27 t	1,035,472	978,051
American Airlines 2016-1 Class AA Pass Through Trust 3.575% 1/15/28 t	450,205	421,524
American Airlines 2016-3 Class AA Pass Through Trust 3.00% 10/15/28 t	873,908	797,286
American Airlines 2019-1 Class AA Pass Through Trust 3.15% 2/15/32 t	156,600	139,907
American Airlines 2021-1 Class A Pass Through Trust 2.875% 7/11/34 t	91,957	78,082
Azul Secured Finance 144A 11.93% 8/28/28 #	200,000	205,169
British Airways 2018-1 Class AA Pass Through Trust 144A 3.80% 9/20/31 #, t	930,806	875,391
British Airways 2019-1 Class AA Pass Through Trust 144A 3.30% 12/15/32 #, t	246,776	221,441
Delta Air Lines 7.375% 1/15/26	900,000	928,815
ERAC USA Finance
144A 4.90% 5/1/33 #	710,000	696,391
144A 5.00% 2/15/29 #	730,000	731,644
Grupo Aeromexico 144A 8.50% 3/17/27 #	395,000	392,375
Lima Metro Line 2 Finance 144A 4.35% 4/5/36 #	426,542	395,686
Mileage Plus Holdings 144A 6.50% 6/20/27 #	455,000	457,869
Penske Truck Leasing
144A 3.95% 3/10/25 #	1,000,000	984,344
144A 4.45% 1/29/26 #	2,100,000	2,057,937
Singapore Airlines 3.00% 7/20/26	335,000	318,144
United Airlines
144A 4.375% 4/15/26 #	1,370,000	1,325,356
144A 4.625% 4/15/29 #	3,486,000	3,245,867
United Airlines 2020-1 Class A Pass Through Trust 5.875% 10/15/27 t	1,138,045	1,134,198
US Airways 2012-2 Class A Pass Through Trust 4.625% 6/3/25 t	270,423	265,942
US Airways 2013-A Class A Pass Through Trust 3.95% 11/15/25 t	37,919	37,009
		17,347,744
Utilities — 3.09%
Adani Green Energy 144A 4.375% 9/8/24 #	315,000	311,577

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
AEP Texas 5.40% 6/1/33	2,805,000	$2,800,546
AES Andes 144A 6.30% 3/15/29 #	315,000	318,437
Alfa Desarrollo 144A 4.55% 9/27/51 #	298,129	228,046
Appalachian Power 4.50% 8/1/32	2,045,000	1,919,820
Berkshire Hathaway Energy 2.85% 5/15/51	4,385,000	2,827,134
Boston Gas 144A 3.757% 3/16/32 #	500,000	439,855
Calpine
144A 4.50% 2/15/28 #	308,000	292,370
144A 5.00% 2/1/31 #	1,050,000	964,244
144A 5.125% 3/15/28 #	309,000	296,822
Cikarang Listrindo 144A 4.95% 9/14/26 #	340,000	327,593
Constellation Energy Generation 5.75% 3/15/54	1,595,000	1,598,805
DTE Energy 5.10% 3/1/29	1,415,000	1,409,939
Duke Energy 4.875% 9/16/24 μ, y	1,630,000	1,619,863
Duke Energy Carolinas 4.95% 1/15/33	4,950,000	4,926,426
Duke Energy Indiana 3.25% 10/1/49	1,265,000	891,480
ENN Energy Holdings 144A 2.625% 9/17/30 #	405,000	347,836
Entergy Arkansas 4.20% 4/1/49	870,000	722,525
Entergy Louisiana 4.95% 1/15/45	235,000	217,616
Entergy Texas 3.55% 9/30/49	700,000	512,593
Essential Utilities 2.704% 4/15/30	695,000	600,958
Exelon 5.30% 3/15/33	645,000	647,291
Fells Point Funding Trust 144A 3.046% 1/31/27 #	2,935,000	2,754,527
FirstEnergy Transmission 144A 4.55% 4/1/49 #	5,000	4,236
Georgia Power 4.70% 5/15/32	3,200,000	3,129,315
Grupo Energia Bogota 144A 7.85% 11/9/33 #	305,000	337,931
Infraestructura Energetica Nova 144A 4.75% 1/15/51 #	300,000	232,685
JSW Hydro Energy 144A 4.125% 5/18/31 #	265,650	235,676
Louisville Gas and Electric 4.25% 4/1/49	2,685,000	2,254,500
Minejesa Capital 144A 5.625% 8/10/37 #	200,000	182,113
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	461,145	441,212
Nevada Power 5.90% 5/1/53	1,670,000	1,742,574
NextEra Energy Capital Holdings
1.90% 6/15/28	4,500,000	3,987,756
3.00% 1/15/52	1,105,000	715,224
5.55% 3/15/54	1,590,000	1,580,834
5.749% 9/1/25	3,395,000	3,410,699
Oglethorpe Power
3.75% 8/1/50	1,620,000	1,175,155
144A 6.20% 12/1/53 #	355,000	373,514
Pacific Gas & Electric
2.10% 8/1/27	1,400,000	1,261,100
3.00% 6/15/28	800,000	731,058
3.30% 3/15/27	700,000	663,379
3.30% 8/1/40	7,168,000	5,268,496
3.50% 6/15/25	400,000	389,780
3.50% 8/1/50	1,100,000	752,557
4.20% 3/1/29	3,200,000	3,039,553
4.40% 3/1/32	1,300,000	1,200,924
4.50% 7/1/40	1,100,000	940,150
PacifiCorp
5.10% 2/15/29	360,000	362,869
5.45% 2/15/34	610,000	612,274
5.80% 1/15/55	560,000	552,770
Pedernales Electric Cooperative 144A 6.202% 11/15/32 #	520,000	515,974
PG&E 5.25% 7/1/30	1,110,000	1,055,931
Sempra 4.875% 10/15/25 μ, y	575,000	564,043
Southern California Edison
4.00% 4/1/47	880,000	697,278
5.20% 6/1/34	1,340,000	1,327,175
Southern California Gas 2.95% 4/15/27	2,600,000	2,454,040
Star Energy Geothermal Wayang Windu 144A 6.75% 4/24/33 #	263,510	265,395
System Energy Resources 2.14% 12/9/25	800,000	752,042

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
Virginia Electric and Power 5.00% 4/1/33	4,000,000	$3,948,783
Vistra 144A 7.00% 12/15/26 #, μ, y	1,500,000	1,486,711
Vistra Operations
144A 5.125% 5/13/25 #	1,910,000	1,894,921
144A 6.95% 10/15/33 #	5,420,000	5,790,116
		83,307,046
Total Corporate Bonds
(cost $920,715,298)		874,788,811

Government Agency Obligations — 0.41%
Abu Dhabi National Energy PJSC 144A 2.00% 4/29/28 #	200,000	178,460
Bapco Energies 7.50% 10/25/27	200,000	205,657
BOC Aviation USA 144A 4.875% 5/3/33 #	490,000	480,759
CIMB Bank 144A 2.125% 7/20/27 #	350,000	318,758
Consorcio Transmantaro 144A 5.20% 4/11/38 #	280,000	265,942
Corp Nacional del Cobre de Chile
144A 3.70% 1/30/50 #	225,000	155,791
144A 4.25% 7/17/42 #	200,000	159,230
Ecopetrol
5.875% 11/2/51	220,000	158,510
8.375% 1/19/36	250,000	252,511
Emirates NBD Bank PJSC 2.625% 2/18/25	295,000	287,163
First Abu Dhabi Bank 4.50% 4/5/26 μ, y	325,000	313,905
Freeport Indonesia
144A 5.315% 4/14/32 #	235,000	230,109
144A 6.20% 4/14/52 #	200,000	198,980
Gaci First Investment 4.875% 2/14/35	264,000	252,259
Georgian Railway JSC 4.00% 6/17/28	595,000	543,651
Greenko Power II 144A 4.30% 12/13/28 #	243,000	223,297
Huarong Finance 2017 4.75% 4/27/27	295,000	279,144
Hutama Karya Persero 144A 3.75% 5/11/30 #	454,000	418,682
KazMunayGas National 144A 4.75% 4/19/27 #	200,000	195,139
KazMunayGas National 144A 5.375% 4/24/30 #	270,000	265,397
MISC Capital Two Labuan 144A 3.75% 4/6/27 #	315,000	301,098
OCP
144A 3.75% 6/23/31 #	200,000	170,985
144A 5.125% 6/23/51 #	415,000	313,871
Oryx Funding 144A 5.80% 2/3/31 #	420,000	421,901
Perusahaan Listrik Negara
144A 4.125% 5/15/27 #	300,000	289,219
144A 5.25% 5/15/47 #	185,000	168,304
Petroleos Mexicanos
5.95% 1/28/31	600,000	481,578
6.70% 2/16/32	76,000	63,252
6.75% 9/21/47	390,000	259,654
7.69% 1/23/50	505,000	363,566
10.00% 2/7/33	100,000	99,657
Petronas Capital
144A 2.48% 1/28/32 #	200,000	166,998
144A 3.50% 4/21/30 #	440,000	404,292
PTTEP Treasury Center 144A 2.587% 6/10/27 #	400,000	368,169
QazaqGaz JSC 144A 4.375% 9/26/27 #	430,000	405,505
QNB Finance 2.625% 5/12/25	255,000	246,979
Saudi Arabian Oil
144A 3.50% 11/24/70 #	220,000	143,849
144A 4.25% 4/16/39 #	430,000	376,895
Sweihan PV Power PJSC 144A 3.625% 1/31/49 #	218,309	174,299
YPF 144A 9.50% 1/17/31 #	415,000	424,455
Total Government Agency Obligations
(cost $11,870,711)		11,027,870

Municipal Bonds — 0.73%
American Municipal Power, Ohio (Combined Hydroelectric Projects - Build America Bonds) Series B 8.084% 2/15/50	1,500,000	1,992,915
Chicago, Illinois Transit Authority Sales Tax Receipts Revenue (Pension Funding) Series A 6.899% 12/1/40	1,698,022	1,920,887

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Chicago, Illinois Transit Authority Sales Tax Receipts Revenue (Retiree Health Care) Series B 6.899% 12/1/40	1,698,032	$1,920,899
Commonwealth of Puerto Rico (Restructured)
Series A-1 2.993% 7/1/24 ^	79,443	78,659
Series A-1 4.00% 7/1/35	355,609	349,578
Series A-1 4.00% 7/1/37	377,735	365,617
GDB Debt Recovery Authority of Puerto Rico Revenue 7.50% 8/20/40	5,661,141	5,434,695
Golden State, California Tobacco Securitization (Senior) Series A1 2.587% 6/1/29	1,700,000	1,505,112
Municipal Electric Authority of Georgia (Build America Bonds Plant Vogtle Units 3 & 4 Project) 6.655% 4/1/57	1,707,000	1,972,507
New Jersey Transportation Trust Fund Authority (Build America Bonds) Series C 5.754% 12/15/28	1,590,000	1,604,787
New York City, New York Transitional Finance Authority Future Tax Secured Revenue (Build America Bonds) Subordinate Series A-1 5.508% 8/1/37	700,000	714,637
New York State Urban Development (Build America Bonds) Series E 5.77% 3/15/39	715,000	732,010
West Virginia Tobacco Settlement Finance Authority (Class 1 Senior Current Interest Bonds)
Series A 1.82% 6/1/26	250,000	230,910
Series A 2.351% 6/1/28	300,000	265,401
Series A 2.551% 6/1/29	300,000	260,181
West Virginia Tobacco Settlement Finance Authority (Class 1 Senior Current Interest Bonds) Series A 2.951% 6/1/31	500,000	419,335
Total Municipal Bonds
(cost $20,481,231)		19,768,130

Non-Agency Asset-Backed Securities — 2.30%
ABFC Trust Series 2006-HE1 A2D 5.884% (TSFR01M + 0.55%, Floor 0.44%) 1/25/37 •	235,486	130,664
Argent Securities Trust Series 2006-M1 A2C 5.744% (TSFR01M + 0.41%, Floor 0.30%) 7/25/36 •	1,062,264	269,698
Series 2006-W4 A2C 5.764% (TSFR01M + 0.43%, Floor 0.32%) 5/25/36 •	555,211	132,473
Bear Stearns Asset- Backed Securities I Trust Series 2005-FR1 M2 6.449% (TSFR01M + 1.12%, Floor 1.01%) 6/25/35 •	938,073	915,261
Bear Stearns Asset- Backed Securities Trust Series 2007-SD1 22A1 4.999% 10/25/36 •	93,426	42,670
Centex Home Equity Loan Trust Series 2002-A AF6 5.54% 1/25/32	133	130
CIT Mortgage Loan Trust Series 2007-1 1M1 144A 6.944% (TSFR01M + 1.61%, Floor 1.50%) 10/25/37 #, •	3,395,454	3,373,500
Citicorp Residential Mortgage Trust Series 2006-3 A5 4.61% 11/25/36 ~	99,121	97,746
Citizens Auto Receivables Trust Series 2024-1 A2A 144A 5.43% 10/15/26 #	2,500,000	2,497,947

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Countrywide Asset- Backed Certificates Trust
Series 2004-3 2A 5.844% (TSFR01M + 0.51%, Floor 0.40%) 8/25/34 •	26,040	$24,797
Series 2005-3 MV7 7.394% (TSFR01M + 2.06%, Floor 1.95%) 8/25/35 •	4,200,000	3,754,915
Series 2006-1 AF6 4.498% 7/25/36 •	21,087	19,877
Series 2006-11 1AF6 6.15% 9/25/46 •	24,130	21,760
Series 2006-17 2A2 5.744% (TSFR01M + 0.41%, Floor 0.30%) 3/25/47 •	487,891	473,673
Series 2006-26 2A4 5.664% (TSFR01M + 0.33%, Floor 0.22%) 6/25/37 •	800,713	770,658
Series 2007-6 2A4 5.754% (TSFR01M + 0.42%, Floor 0.31%) 9/25/37 •	934,917	755,007
DataBank Issuer Series 2021-1A A2 144A 2.06% 2/27/51 #	1,600,000	1,466,203
Diamond Infrastructure Funding Series 2021-1A A 144A 1.76% 4/15/49 #	4,700,000	4,193,829
Domino’s Pizza Master Issuer Series 2021-1A A2I 144A 2.662% 4/25/51 #	7,196,500	6,400,653
EquiFirst Mortgage Loan Trust Series 2004-2 M7 8.444% (TSFR01M + 3.11%, Floor 3.00%) 10/25/34 •	662,361	634,176
First Franklin Mortgage Loan Trust Series 2006-FF5 2A3 5.764% (TSFR01M + 0.43%, Floor 0.32%) 4/25/36 •	555,257	535,905
Fremont Home Loan Trust Series 2004-B M1 6.314% (TSFR01M + 0.98%, Floor 0.87%) 5/25/34 •	1,785,237	1,677,711
GE-WMC Mortgage Securities Trust Series 2006-1 A2B 5.744% (TSFR01M + 0.41%, Floor 0.30%) 8/25/36 •	1,598,676	663,619
GreenState Auto Receivables Trust Series 2024-1A A2 144A 5.53% 8/16/27 #	4,000,000	3,997,432
GSAMP Trust
Series 2006-FM3 A2D 5.674% (TSFR01M + 0.34%, Floor 0.23%) 11/25/36 •	741,189	349,214
Series 2007-SEA1 A 144A 5.744% (TSFR01M + 0.41%, Floor 0.30%) 12/25/36 #, •	382,508	373,540
Hardee’s Funding Series 2018-1A A2II 144A 4.959% 6/20/48 #	472,500	467,786
Home Equity Mortgage Loan Asset-Backed Trust Series 2007-A 2A3 5.684% (TSFR01M + 0.35%, Floor 0.24%) 4/25/37 •	1,006,484	670,256
HSI Asset Securitization Trust Series 2006-HE1 2A1 5.544% (TSFR01M + 0.21%, Floor 0.10%) 10/25/36 •	20,891	8,162
JPMorgan Chase Bank Series 2021-3 B 144A 0.76% 2/26/29 #	255,522	248,026
JPMorgan Mortgage Acquisition Trust Series 2006-CW2 AV5 5.684% (TSFR01M + 0.35%, Floor 0.24%) 8/25/36 •	80,683	79,362
Long Beach Mortgage Loan Trust
Series 2006-1 2A4 6.044% (TSFR01M + 0.71%, Floor 0.60%) 2/25/36 •	2,314,902	1,898,956
Series 2006-7 1A 5.754% (TSFR01M + 0.42%, Floor 0.31%) 8/25/36 •	2,153,762	1,097,874

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Morgan Stanley ABS Capital I Trust
Series 2007-HE1 A2C 5.594% (TSFR01M + 0.26%, Floor 0.15%) 11/25/36 •	3,477,415	$1,975,305
Series 2007-HE5 A2D 5.784% (TSFR01M + 0.45%, Floor 0.34%) 3/25/37 •	2,613,854	1,108,478
New Century Home Equity Loan Trust Series 2005-1 M2 6.164% (TSFR01M + 0.83%, Cap 12.50%, Floor 0.83%) 3/25/35 •	233,599	229,077
Nissan Master Owner Trust Receivables Series 2024-B A 144A 5.05% 2/15/29 #	8,000,000	8,033,392
Option One Mortgage Loan Trust
Series 2005-1 M1 6.224% (TSFR01M + 0.89%, Floor 0.78%) 2/25/35 •	771,969	725,505
Series 2007-4 2A4 5.754% (TSFR01M + 0.42%, Floor 0.31%) 4/25/37 •	4,548,220	2,561,386
PFS Financing Series 2021-A A 144A 0.71% 4/15/26 #	1,800,000	1,796,250
RAAC Trust Series 2005-SP2 2A 6.044% (TSFR01M + 0.71%, Cap 14.00%, Floor 0.60%) 6/25/44 •	154,915	129,248
Sofi Professional Loan Program Series 2016-F A2 144A 3.02% 2/25/40 #	67,546	64,984
Soundview Home Loan Trust Series 2006-OPT1 2A4 5.984% (TSFR01M + 0.65%, Floor 0.54%) 3/25/36 •	58,373	57,532
Structured Asset Investment Loan Trust Series 2003-BC2 M1 6.824% (TSFR01M + 1.49%, Floor 1.38%) 4/25/33 •	15,778	15,622
Securities Mortgage Loan Trust
Series 2006-BC1 A6 5.714% (TSFR01M + 0.38%, Floor 0.27%) 3/25/36 •	862,722	796,705
Series 2006-BC2 A1 5.599% (TSFR01M + 0.27%, Floor 0.16%) 9/25/36 •	2,825,764	1,711,932
Towd Point Mortgage Trust
Series 2017-1 A1 144A 2.75% 10/25/56 #, •	3,912	3,896
Series 2017-4 M1 144A 3.25% 6/25/57 #, •	615,000	542,750
Series 2018-1 A1 144A 3.00% 1/25/58 #, •	95,752	93,054
Series 2019-4 A1 144A 2.90% 10/25/59 #, •	4,470,519	4,178,180
Total Non-Agency Asset-Backed Securities
(cost $69,973,611)		62,066,776

Non-Agency Collateralized Mortgage Obligations — 1.63%
Alternative Loan Trust Resecuritization Series 2008-2R 3A1 6.00% 8/25/37 •	803,690	389,457
Angel Oak Mortgage Trust Series 2024-2 A1 144A 5.985% 1/25/69 #, ~	1,387,106	1,382,225
ARM Trust
Series 2005-10 3A31 4.10% 1/25/36 •	18,916	17,701
Series 2006-2 1A4 4.761% 5/25/36 •	281,388	240,833
Banc of America Funding Trust
Series 2005-E 7A1 6.519% (12MTA + 1.43%, Floor 1.43%) 6/20/35 •	59,878	49,443
Series 2006-I 1A1 5.37% 12/20/36 •	68,012	64,954
Banc of America Mortgage Trust Series 2003-D 2A1 4.85% 5/25/33 •	476	453
Bear Stearns ARM Trust Series 2003-5 2A1 4.569% 8/25/33 •	12,444	11,307

	Principal amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Chase Home Lending Mortgage Trust Series 2024-RPL1 A1A 144A 3.25% 3/25/64 #, •	1,787,747	$1,532,571
Chase Mortgage Finance Trust Series 2005-A1 3A1 4.655% 12/25/35 •	33,638	29,611
CHL Mortgage Pass Through Trust Series 2007-4 1A1 6.00% 5/25/37♦	659,221	284,900
CSMC Mortgage-Backed Trust
Series 2005-1R 2A5 144A 5.75% 12/26/35 #	482,579	300,673
Series 2007-1 5A14 6.00% 2/25/37	135,578	74,317
Series 2007-3 4A12 1.306% (6.64% minus TSFR01M, Cap 6.75%) 4/25/37 S, •	65,265	7,652
Series 2007-3 4A15 5.50% 4/25/37	28,980	23,035
Series 2007-3 4A6 5.694% (TSFR01M + 0.36%, Cap 7.00%, Floor 0.25%) 4/25/37 •	65,265	50,338
Flagstar Mortgage Trust Series 2021-2 A6 144A 2.50% 4/25/51 #, •	752,217	653,319
GMACM Mortgage Loan Trust Series 2006-J1 A1 5.75% 4/25/36	14,225	12,081
GS Mortgage-Backed Securities Trust
Series 2021-PJ4 A8 144A 2.50% 9/25/51 #, •	1,928,345	1,681,431
Series 2021-PJ7 A2 144A 2.50% 1/25/52 #, •	2,121,755	1,699,891
GSR Mortgage Loan Trust Series 2007-AR1 2A1 4.313% 3/25/47 •	349,474	216,094
JPMorgan Alternative Loan Trust Series 2007-A2 11A1 5.804% (TSFR01M + 0.47%, Cap 11.50%, Floor 0.36%) 6/25/37 •	2,782,258	1,424,035
JPMorgan Mortgage Trust
Series 2006-A6 2A4L 5.165% 10/25/36 •		147,240	116,016
Series 2006-A7 2A2 4.357% 1/25/37 •		28,764	21,604
Series 2007-A1 6A1 4.865% 7/25/35 •		28,367	26,376
Series 2014-2 B1 144A 3.411% 6/25/29 #, •		21,186	19,334
Series 2014-2 B2 144A 3.411% 6/25/29 #, •		21,186	19,306
Series 2015-4 B1 144A 3.532% 6/25/45 #, •		405,929	369,207
Series 2015-4 B2 144A 3.532% 6/25/45 #, •		173,494	157,194
Series 2016-4 B1 144A 3.808% 10/25/46 #, •		162,321	148,177
Series 2016-4 B2 144A 3.808% 10/25/46 #, •		296,629	269,706
Series 2017-1 B3 144A 3.452% 1/25/47 #, •		770,901	670,012
Series 2017-2 A3 144A 3.50% 5/25/47 #, •		47,252	41,563
Series 2020-2 A3 144A 3.50% 7/25/50 #, •		129,425	113,517
Series 2020-7 A3 144A 3.00% 1/25/51 #, •		421,414	356,377
Series 2021-1 A3 144A 2.50% 6/25/51 #, •		668,693	535,738
Series 2021-10 A3 144A 2.50% 12/25/51 #, •		1,405,964	1,126,419
Series 2021-13 B1 144A 3.14% 4/25/52 #, •		1,886,490	1,538,141
JPMorgan Trust
Series 2015-5 B2 144A 6.922% 5/25/45 #, •		180,395	178,833
Series 2015-6 B1 144A 3.512% 10/25/45 #, •		154,393	143,250
Series 2015-6 B2 144A 3.512% 10/25/45 #, •		150,220	139,034
Lehman Mortgage Trust
Series 2007-10 2A2 6.50% 1/25/38		1,141,707	313,529
Ludgate Funding
Series 2006-1X A2A 5.533% (SONIA + 0.309%) 12/1/60 •	GBP	820,376	1,012,037

Schedules of investments

Optimum Fixed Income Fund

		Principal amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Ludgate Funding Series 2008-W1X A1 5.923% (BP0003M + 0.60%) 1/1/61 •	GBP	348,473	$430,098
Mansard Mortgages Series 2007-1X A2 5.52% (SONIA + 0.299%) 4/15/47 •	GBP	376,799	466,952
MASTR Alternative Loan Trust
Series 2004-3 8A1 7.00% 4/25/34		951	958
Series 2004-5 6A1 7.00% 6/25/34		13,789	13,738
MASTR ARM Trust
Series 2004-4 4A1 5.339% 5/25/34 •		21,724	20,517
Merrill Lynch Mortgage Investors Trust Series 2004-A1 2A2 5.516% 2/25/34 •		1,485	1,340
Morgan Stanley Residential Mortgage Loan Trust
Series 2020-1 A2A 144A 2.50% 12/25/50 #, •		685,131	553,548
Series 2021-1 A2 144A 2.50% 3/25/51 #, •		613,254	491,322
Series 2021-4 A3 144A 2.50% 7/25/51 #, •		686,624	553,708
New Residential Mortgage Loan Trust
Series 2018-RPL1 A1 144A 3.50% 12/25/57 #, •		103,959	98,402
Series 2019-RPL3 A1 144A 2.75% 7/25/59 #, •		2,409,125	2,260,947
PRKCM Series 2024-AFC1 A1 144A 6.333% 3/25/59 #, ~		983,706	985,141
PRPM Series 2024-RPL1 A1 144A 4.20% 12/25/64 #, •		3,179,230	3,041,627
RALI Series Trust
Series 2007-QA5 2A1 6.173% 9/25/37 •		1,858,666	1,248,540
Series 2007-QH8 A 6.009% 10/25/37 •		1,006,542	830,986
RCKT Mortgage Trust
Series 2021-1 A1 144A 2.50% 3/25/51 #, •		663,462	531,547
Series 2021-6 A1 144A 2.50% 12/25/51 #, •		1,444,422	1,159,541
Reperforming Loan REMIC Trust Series 2006-R1 AF1 144A 5.784% (TSFR01M + 0.45%, Cap 9.50%, Floor 0.34%) 1/25/36 #, •		358,423	330,862
Sequoia Mortgage Trust
Series 2004-5 A3 6.24% (TSFR06M + 0.99%, Cap 11.50%, Floor 0.56%) 6/20/34 •		59,389	53,782
Series 2007-1 4A1 3.626% 9/20/46 •		191,892	129,505
Series 2015-1 B2 144A 3.93% 1/25/45 #, •		99,486	93,983
Series 2017-5 B2 144A 3.782% 8/25/47 #, •		2,621,271	2,371,593
Series 2020-4 A2 144A 2.50% 11/25/50 #, •		545,673	440,312
Stratton Mortgage Funding Series 2024-2A A 144A 0.01% (SONIA + 0.90%) 6/28/50 #, •	GBP	1,000,000	1,257,132
Structured ARM Loan Trust Series 2006-1 7A4 3.954% 2/25/36 •		30,606	26,448
Structured Asset Mortgage Investments II Trust Series 2005-AR5 A2 5.941% (TSFR01M + 0.61%, Cap 11.00%, Floor 0.50%) 7/19/35 •		81,948	79,454
Trinity Square Series 2021-1A A 144A 6.072% (SONIA + 0.85%) 7/15/59 #, •	GBP	2,242,127	2,831,844
Verus Securitization Trust Series 2023-7 A1 144A 7.07% 10/25/68 #, ~		5,686,840	5,788,466
WaMu Mortgage Pass Through Certificates Trust Series 2005-AR16 1A3 4.865% 12/25/35♦ , •		143,244	127,472

	Principal amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
WaMu Mortgage Pass Through Certificates Trust
Series 2007-HY1 3A3 4.174% 2/25/37♦ , •	101,094	$83,351
Series 2007-HY7 4A1 4.541% 7/25/37♦ , •	208,902	172,352
Wells Fargo Mortgage- Backed Securities Trust
Series 2006-AR11 A6 5.727% 8/25/36 •	86,378	80,394
Series 2020-1 A1 144A 3.00% 12/25/49 #, •	126,105	106,463
Total Non-Agency Collateralized Mortgage Obligations
(cost $51,454,285)		44,124,016

Non-Agency Commercial Mortgage-Backed Securities — 4.39%
BANK
Series 2017-BNK5 B 3.896% 6/15/60 •	605,000	557,230
Series 2017-BNK7 A5 3.435% 9/15/60	1,120,000	1,057,037
Series 2019-BN20 A3 3.011% 9/15/62	8,000,000	7,097,476
Series 2019-BN21 A5 2.851% 10/17/52	2,100,000	1,854,365
Series 2022-BNK39 B 3.239% 2/15/55 •	1,353,000	1,085,513
Series 2022-BNK39 C 3.27% 2/15/55 •	797,000	595,541
Series 2022-BNK40 B 3.393% 3/15/64 •	1,800,000	1,492,211
Benchmark Mortgage Trust
Series 2020-B17 A5 2.289% 3/15/53	3,460,000	2,888,982
Series 2020-B20 A5 2.034% 10/15/53	13,250,000	10,603,450
Series 2020-B21 A5 1.978% 12/17/53	1,300,000	1,062,246
Series 2020-B22 A5 1.973% 1/15/54	6,600,000	5,377,361
Series 2021-B24 A5 2.584% 3/15/54	6,790,000	5,641,245
Series 2021-B29 A5 2.388% 9/15/54	6,000,000	5,007,551
Series 2022-B32 B 3.202% 1/15/55 •	1,800,000	1,400,399
Series 2022-B32 C 3.454% 1/15/55 •	2,200,000	1,644,068
Series 2022-B33 B 3.615% 3/15/55 •	900,000	731,547
Series 2022-B33 C 3.615% 3/15/55 •	900,000	694,731
Series 2022-B35 A5 4.444% 5/15/55 •	2,000,000	1,870,915
BMO Mortgage Trust Series 2022-C1 A5 3.374% 2/15/55 •	600,000	533,777
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.786% 5/15/52	2,340,000	2,138,513
Series 2019-CF2 A5 2.874% 11/15/52	4,000,000	3,480,985
Series 2019-CF3 A4 3.006% 1/15/53	800,000	697,667
CD Mortgage Trust
Series 2017-CD6 B 3.911% 11/13/50 •	440,000	377,574
Series 2019-CD8 A4 2.912% 8/15/57	11,575,000	10,108,601
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.838% 12/10/54	3,100,000	2,950,947
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	785,000	775,207
Series 2015-GC27 A5 3.137% 2/10/48	1,400,000	1,377,286
Series 2016-P3 A4 3.329% 4/15/49	1,305,000	1,243,654
Series 2017-C4 A4 3.471% 10/12/50	635,000	598,228
COMM Mortgage Trust
Series 2014-CR20 AM 3.938% 11/10/47	2,225,000	2,158,381
Series 2015-3BP A 144A 3.178% 2/10/35 #	605,000	566,457
Series 2015-CR23 A4 3.497% 5/10/48	780,000	761,141
Series 2016-CR28 A4 3.762% 2/10/49	2,330,000	2,252,952
DB-JPM Mortgage Trust Series 2016-C1 A4 3.276% 5/10/49	900,000	859,806

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Trust
Series 2017-GS5 A4 3.674% 3/10/50	1,280,000	$1,200,707
Series 2017-GS6 A3 3.433% 5/10/50	1,935,000	1,805,711
Series 2019-GC39 A4 3.567% 5/10/52	1,250,000	1,138,038
Series 2019-GC42 A4 3.00% 9/10/52	5,000,000	4,452,642
Series 2020-GC47 A5 2.377% 5/12/53	3,716,000	3,165,186
JPM-BB Commercial Mortgage Securities Trust Series 2015-C31 A3 3.801% 8/15/48	7,482,198	7,241,537
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.144% 6/15/49	1,640,000	1,544,876
Series 2016-C4 A3 3.141% 12/15/49	1,065,000	984,945
Series 2017-C7 A5 3.409% 10/15/50	2,395,000	2,230,982
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11 B 3.499% 4/15/46	355,000	308,071
Series 2016-JP2 AS 3.056% 8/15/49	1,250,000	1,132,331
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C26 A5 3.531% 10/15/48	960,000	929,385
Series 2015-C27 ASB 3.557% 12/15/47	546,297	538,735
Series 2016-C29 A4 3.325% 5/15/49	1,445,000	1,377,916
Morgan Stanley Capital I Trust Series 2019-L3 A4 3.127% 11/15/52	1,000,000	886,659
Morgan Stanley Capital I Trust Series 2020-HR8 A4 2.041% 7/15/53	4,415,000	3,700,236
VMC Finance Series 2021-FL4 A 144A 6.541% (TSFR01M + 1.21%, Floor 1.21%) 6/16/36 #, •	455,247	451,204
Wells Fargo Commercial Mortgage Trust Series 2014-LC18 A5 3.405% 12/15/47	275,000	269,572
Series 2015-NXS3 A4 3.617% 9/15/57	510,000	493,039
Series 2016-BNK1 A3 2.652% 8/15/49	1,220,000	1,132,547
Series 2020-C58 A4 2.092% 7/15/53	2,300,000	1,907,450
Total Non-Agency Commercial Mortgage-Backed Securities
(cost $135,636,288)		118,434,813

Loan Agreements — 1.06%
Berry Global Tranche AA 7.182% (SOFR01M + 1.86%) 7/1/29 •	553,652	553,985
Calpine 7.33% (SOFR01M + 2.00%) 1/31/31 •	238,750	237,665
7.33% (SOFR01M + 2.00%) 12/16/27 •	181,177	181,177
Castlelake Aviation One Designated Activity Company 8.079% (SOFR03M + 2.75%) 10/22/27 •	1,621,345	1,624,160
CD&R Hydra Buyer TBD 3/14/31 X	1,535,000	1,538,837
Charter Communications Operating Tranche B-4 7.329% (SOFR01M + 2.00%) 12/7/30 •	1,845,375	1,828,362
Charter Communications Operating Tranche B2 7.076% (SOFR01M + 1.75%) 2/1/27 •	468,896	469,199
Commscope 8.695% (SOFR01M + 3.36%) 4/6/26 •	3,581	3,264

		Principal amount°	Value (US $)
Loan Agreements (continued)
Connect US Finco 9.83% (SOFR01M + 4.50%) 12/11/26 •		624,663	$624,879
Delta Air Lines 9.068% (SOFR03M + 3.75%) 10/20/27 •		375,000	387,070
Entegris Tranche B 7.059% (SOFR03M + 1.75%) 7/6/29 •		560,251	561,457
Epicor Software Tranche C 8.692% (SOFR01M + 3.36%) 7/30/27 •		773,935	777,442
Flutter Entertainment Public Limited Company Tranche B 7.559% (SOFR03M + 2.25%) 11/25/30 •		1,541,137	1,543,201
Frontier Communications Tranche B 9.195% (SOFR01M + 3.86%) 10/8/27 •		1,002,871	1,001,095
Hamilton Projects Acquiror 9.942% (SOFR01M + 4.61%) 6/17/27 •		673,969	677,075
Hilton Worldwide Finance Tranche B-4 7.429% (SOFR01M + 2.10%) 11/6/30 •		1,088,891	1,091,892
Informatica 8.195% (SOFR01M + 2.86%) 10/27/28 •		622,300	623,545
IRB Holding Tranche B 8.177% (SOFR01M + 2.95%) 12/15/27 •		3,506,736	3,511,716
Marriott Ownership Resorts TBD 9/2/25 X		1,900,000	1,897,150
Mileage Plus Holdings 10.733% (SOFR03M + 5.40%) 6/21/27 •		650,000	670,202
MPH Acquisition Holdings 9.855% (SOFR03M + 4.51%) 9/1/28 •		1,755,000	1,701,132
Olympus Water US Holding Tranche B-4 9.566% (SOFR03M + 4.25%) 11/9/28 •		995,006	998,970
RealPage 1st Lien 8.445% (SOFR01M + 3.11%) 4/24/28 •		1,024	998
Scientific Games International Tranche B-1 8.075% (SOFR01M + 2.75%) 4/14/29 •		1,874,317	1,880,467
Standard Industries 7.693% (SOFR01M + 2.36%) 9/22/28 •		1,028,692	1,030,369
UKG Tranche B 8.814% (SOFR03M + 3.50%) 2/10/31 •		482,848	485,502
USI 8.552% (SOFR03M + 3.25%) 9/27/30 •		701,475	703,174
Viasat 9.827% (SOFR01M + 4.50%) 3/2/29 •		1,351,781	1,315,959
Virgin Media Bristol 8.79% (SOFR03M + 3.35%) 3/31/31 •		215,000	211,754
Vistra Operations Company 7.33% (SOFR01M + 2.00%) 12/20/30 •		503,025	502,967
Total Loan Agreements
(cost $28,468,442)			28,634,665

Sovereign Bonds — 1.13%Δ
Albania — 0.01%
Albania Government International Bond 144A 3.50% 6/16/27 #	EUR	150,000	157,351
			157,351
Angola — 0.01%
Angolan Government International Bonds
8.25% 5/9/28		200,000	193,103
144A 8.75% 4/14/32 #		200,000	184,339
			377,442
Argentina — 0.01%
Argentine Republic Government International Bonds
0.75% 7/9/30 ~		300,000	157,890
1.00% 7/9/29		31,833	17,199
3.625% 7/9/35 ~		461,150	192,340
			367,429
Bahrain — 0.01%
Bahrain Government
International Bond
144A 7.375% 5/14/30 #		300,000	312,483
			312,483

Schedules of investments

Optimum Fixed Income Fund

		Principal amount°	Value (US $)
Sovereign Bonds Δ(continued)
Benin — 0.01%
Benin Government International Bond 144A 7.96% 2/13/38 #		200,000	$195,125
			195,125
Bermuda — 0.02%
Bermuda Government International Bonds
144A 5.00% 7/15/32 #		400,000	385,800
5.00%7/15/32		255,000	245,947
			631,747
Brazil — 0.32%
Brazil Letras do Tesouro Nacional 10.237% 7/1/24 ^	BRL	36,800,000	7,163,464
Brazilian Government International Bonds
4.75%1/14/50		233,000	175,228
6.00%10/20/33		200,000	198,376
7.125%5/13/54		1,200,000	1,210,260
			8,747,328
Chile — 0.01%
Chile Government International Bonds
3.10%5/7/41		323,000	239,836
3.50%1/25/50		200,000	146,385
			386,221
Colombia — 0.02%
Colombia Government International Bonds
5.00%6/15/45		200,000	145,604
5.20%5/15/49		200,000	147,428
8.75%11/14/53		200,000	217,748
			510,780
Dominican Republic — 0.02%
Dominican Republic International Bonds
144A 4.875% 9/23/32 #		500,000	449,138
144A 5.50% 2/22/29 #		200,000	194,652
			643,790
Ecuador — 0.01%
Ecuador Government International Bonds
144A 2.50% 7/31/40 #, ~		278,501	136,131
144A 6.00% 7/31/30 #, ~		125,307	85,289
Ecuador Government International Bonds
144A 6.61% 7/31/30 #, ^		35,470	17,608
			239,028
Egypt — 0.02%
Egypt Government International Bonds
5.80%9/30/27		211,000	190,911
144A 8.70% 3/1/49 #		359,000	291,003
			481,914
El Salvador — 0.01%
El Salvador Government International Bond 6.375% 1/18/27		200,000	174,671
			174,671
Gabon — 0.01%
Gabon Government International Bond 144A 6.625% 2/6/31 #		200,000	171,132
			171,132
Georgia — 0.01%
Georgia Government International Bond 144A 2.75% 4/22/26 #		200,000	186,526
			186,526
Ghana — 0.00%
Ghana Government International Bond 144A 7.75% 4/7/29 #		230,000	119,733
			119,733
Hungary — 0.01%
MFB Magyar Fejlesztesi Bank 6.50% 6/29/28		215,000	218,957
			218,957
Indonesia — 0.01%
Indonesia Government International Bond 5.45% 9/20/52		200,000	202,000
			202,000
Israel — 0.05%
Israel Government International Bond 5.375% 3/12/29		1,400,000	1,404,263
			1,404,263

		Principal amount°	Value (US $)
Sovereign Bonds Δ(continued)
Ivory Coast — 0.02%
Ivory Coast Government International Bonds
144A 6.125% 6/15/33 #		200,000	$180,853
144A 7.625% 1/30/33 #		270,000	268,389
			449,242
Japan — 0.10%
Japan Government Thirty Year Bond 0.40% 3/20/50	JPY	547,700,000	2,666,218
			2,666,218
Jordan — 0.01%
Jordan Government International Bond
144A 4.95% 7/7/25 #		200,000	194,535
			194,535
Kazakhstan — 0.01%
Kazakhstan Government International Bond
144A 6.50% 7/21/45 #		207,000	232,679
			232,679
Mexico — 0.02%
Mexico Government International Bonds
4.875% 5/19/33		395,000	374,904
6.338% 5/4/53		200,000	197,820
			572,724
Morocco — 0.01%
Morocco Government International Bond
144A 2.375%
12/15/27 #		300,000	267,857
			267,857
Nigeria — 0.02%
Nigeria Government International Bonds
7.375% 9/28/33		320,000	274,672
144A 7.875% 2/16/32 #		337,000	306,043
			580,715
Oman — 0.01%
Oman Government International Bond
144A 6.75% 1/17/48 #		343,000	351,935
			351,935
Panama — 0.01%
Panama Bonos del Tesoro
3.362% 6/30/31		200,000	159,750
			159,750
Paraguay — 0.01%
Paraguay Government International Bond
144A 5.40% 3/30/50 #		403,000	355,360
			355,360
Peru — 0.01%
Peruvian Government International Bonds
2.844%6/20/30		312,000	274,638
5.625%11/18/50		35,000	34,942
			309,580
Poland — 0.02%
Bank Gospodarstwa Krajowego 144A 5.375% 5/22/33 #		370,000	368,559
Republic of Poland Government International Bond 5.50% 4/4/53		203,000	202,797
			571,356
Qatar — 0.01%
Qatar Government International Bond 144A 4.40% 4/16/50 #		411,000	363,845
			363,845
Republic of Korea — 0.03%
Export-Import Bank of Korea 5.125% 1/11/33		200,000	204,244
Korea Housing Finance 144A 4.625% 2/24/33 #		255,000	247,642
Korea Hydro & Nuclear Power 144A 5.00% 7/18/28 #		260,000	260,542
			712,428
Republic of North Macedonia — 0.01%
North Macedonia Government International Bond 144A 3.675% 6/3/26 #	EUR	150,000	157,340
			157,340
Romania — 0.07%
Romanian Government International Bonds
144A 1.75% 7/13/30 #	EUR	1,800,000	1,598,694
144A 2.625% 12/2/40 #	EUR	123,000	90,893
144A 3.375% 1/28/50 #	EUR	109,000	83,140
7.125%1/17/33		176,000	188,560
			1,961,287

Schedules of investments

Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Sovereign Bonds Δ(continued)
Saudi Arabia — 0.01%
Saudi Government International Bond 4.50% 10/26/46		200,000	$171,327
			171,327
Serbia — 0.01%
Serbia International Bonds
144A 1.00% 9/23/28 #	EUR	200,000	183,620
144A 3.125% 5/15/27 #	EUR	100,000	103,864
			287,484
South Africa — 0.12%
Republic of South Africa Government International Bonds
4.85% 9/30/29		3,200,000	2,875,853
5.65% 9/27/47		200,000	145,726
5.875% 6/22/30		268,000	248,962
			3,270,541
Sri Lanka — 0.01%
Sri Lanka Government International Bond 144A 6.20% 5/11/27 #		253,000	149,892
			149,892
Turkey — 0.03%
Turkey Government International Bonds
7.625% 4/26/29		300,000	306,542
9.125% 7/13/30		200,000	216,949
Turkiye Ihracat Kredi Bankasi 144A 5.75% 7/6/26 #		350,000	341,631
			865,122
Ukraine — 0.01%
Ukraine Government International Bond 144A 7.75% 9/1/28 #		505,000	166,408
			166,408
Venezuela — 0.00%
Venezuela Government International Bond 7.75% 10/13/19‡		370,000	52,505
			52,505
Total Sovereign Bonds
(cost $33,081,106)			30,398,050

Supranational Banks — 0.02%
African Development Bank 5.75% 5/7/34 μ, y		325,000	318,139
Banque Ouest Africaine de Developpement 144A 2.75% 1/22/33 #	EUR	200,000	167,856
Corp Andina de Fomento 5.00% 1/24/29		200,000	199,380
Total Supranational Banks (cost $756,458)			685,375

US Treasury Obligations — 16.58%
US Treasury Bonds
1.375% 11/15/40		100,000	64,338
1.625% 11/15/50		13,500,000	7,629,610
1.75% 8/15/41		1,800,000	1,215,422
1.875% 2/15/41		52,800,000	36,825,935
1.875% 2/15/51		2,700,000	1,627,383
1.875% 11/15/51		5,100,000	3,056,215
2.00% 2/15/50		16,000,000	10,026,250
2.25% 8/15/46		13,695,000	9,377,598
2.25% 8/15/49		850,000	567,093
2.25% 2/15/52		2,600,000	1,710,922
2.50% 2/15/45		37,100,000	27,141,692
2.75% 8/15/42		900,000	706,570
2.75% 11/15/42		1,400,000	1,096,266
2.875% 5/15/43		2,200,000	1,748,871
2.875% 8/15/45		16,700,000	13,005,778
3.00% 5/15/47		900,000	707,273
3.00% 8/15/48		3,770,000	2,943,692
3.00% 2/15/49		700,000	545,986
3.125% 5/15/48		1,490,000	1,192,146
3.625% 5/15/53		24,300,000	21,356,947
3.875% 2/15/43		23,845,000	22,050,106
4.25% 2/15/54		13,740,000	13,515,652
4.75% 11/15/43		295,000	306,109
US Treasury Floating Rate Note 5.545% (USBMMY3M + 0.25%) 1/31/26 •		18,720,000	18,741,095
US Treasury Inflation Indexed Notes
0.625% 7/15/32		34,711,050	31,492,593
1.125% 1/15/33		19,154,715	17,974,329
US Treasury Notes
0.50% 10/31/27		13,200,000	11,529,891
1.875% 8/31/24		1,864,000	1,837,643
2.00% 6/30/24 ∞		4,659,000	4,619,685
2.125% 11/30/24 ∞		11,130,000	10,905,361
2.25% 11/15/24 ∞		7,830,000	7,688,314
2.625% 3/31/25		12,700,000	12,406,276
3.50% 1/31/30		20,815,000	20,033,218

	Principal
	amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Notes
4.00% 1/31/31	2,480,000	$2,448,031
4.00% 2/15/34	9,350,000	9,196,602
4.25% 3/15/27	2,535,000	2,523,513
4.25% 2/28/29	49,395,000	49,468,322
4.25% 2/28/31	15,865,000	15,895,986
4.50% 9/30/28	22,065,000	22,385,633
4.50% 11/15/33	27,025,000	27,630,952
US Treasury STRIP Principal 2.774% 5/15/44 ^	5,940,000	2,432,868
Total US Treasury Obligations (cost $470,703,898)		447,628,166

	Number of
	shares
Common Stock — 0.02%
Industrials — 0.02%
Grupo Aeromexico =, †	50,210	639,914
Total Common Stock (cost $739,329)		639,914

	Principal
	amount°
Short-Term Investments — 27.92%
Repurchase Agreements — 27.92%
US Treasury repurchase agreement with Barclays Bank 5.45%, dated 3/28/24, to be repurchased 4/2/24, repurchase price $292,044,206 (collateralized by US government obligations; 2.375%; market value $293,420,873)	292,000,000	292,000,000
US Treasury repurchase agreement with JPMorgan Securities 5.32%, dated 3/11/24, to be repurchased 3/11/26, repurchase price $190,645,224 (collateralized by US government obligations; 1.875%- 2.25%; market value $175,896,632)	172,104,415	172,104,415
US Treasury repurchase agreement with Standard Chartered Bank 5.43%, dated 3/27/24, to be repurchased 4/1/24, repurchase price $290,174,967 (collateralized by US government obligations; 2.00% - 3.625%; market value $297,406,901)	290,000,000	290,000,000
Total Short-Term Investments (cost $754,104,415)		754,104,415
Total Value of Securities Before Options Written—135.27% (cost $3,789,864,387)		3,653,094,846
Number of
contracts
Options Written — (0.00%)
Futures Call Options — (0.00%)
US Treasury 10 yr Notes, strike price $111.50, expiration date 4/26/24, notional amount ($211,850,000)	(19)	(7,719)

Schedules of investments

Optimum Fixed Income Fund

	Number of
	contracts	Value (US $)
Options Written (continued)
Futures Call Options (continued)
US Treasury 10 yr Notes, strike price $113, expiration date 4/26/24, notional amount ($327,700,000)	(29)	$(3,172)
		(10,891)
Futures Put Options — (0.00%)
US Treasury 10 yr Notes, strike price $108.50, expiration date 4/26/24, notional amount ($206,150,000)	(19)	(1,781)
US Treasury 10 yr Notes, strike price $109, expiration date 4/26/24, notional amount ($316,100,000)	(29)	(4,078)
		(5,859)
Interest Call Option — (0.00%)
Fannie Mae strike price $97.66, expiration date 5/6/24, notional amount ($2,929,687.50)	(3,000,000)	(18,005)
		(18,005)
Interest Put Option — (0.00%)
Fannie Mae strike price $95.66, expiration date 5/6/24, notional amount ($2,869,687.50)	(3,000,000)	(2,909)
		(2,909)

	Notional
	amount*
Call Swaptions — (0.00%)
5 yr IRS pay a fixed rate 3.75% and receive a floating rate based on 3-month USD-ICE SOFR expiration date 4/2/24 (MS)	(4,000,000)	(171)
10 yr IRS pay a fixed rate 3.50% and receive a floating rate based on 3-month USD-ICE SOFR expiration date 4/11/24 (MS)	(3,300,000)	(434)
10 yr IRS pay a fixed rate 3.55% and receive a floating rate based on 3-month USD-ICE SOFR expiration date 4/12/24 (JPMCB)	(6,800,000)	(2,171)
10 yr IRS pay a fixed rate 3.69% and receive a floating rate based on 3-month USD-ICE SOFR expiration date 4/26/24 (MS)	(3,400,000)	(12,121)
		(14,897)
Put Swaptions — (0.00%)
5 yr IRS pay a fixed rate 4.25% and receive a floating rate based on 3-month USD-ICE SOFR expiration date 4/2/24 (MS)	(4,000,000)	(50)
10 yr IRS pay a fixed rate 3.90% and receive a floating rate based on 3-month USD-ICE SOFR expiration date 4/11/24 (MS)	(3,300,000)	(9,710)
10 yr IRS pay a fixed rate 3.95% and receive a floating rate based on 3-month USD-ICE SOFR expiration date 4/12/24 (JPMCB)	(6,800,000)	(13,418)
10 yr IRS pay a fixed rate 4.09% and receive a floating rate based on 3-month USD-ICE SOFR expiration date 4/26/24 (MS)	(3,400,000)	(4,905)
		(28,083)
Total Options Written (premium received $172,078)		$(80,644)

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
∞	Fully or partially pledged as collateral for futures and swap contracts.
Δ	Securities have been classified by country of risk.
X	This loan will settle after March 31, 2024, at which time the interest rate, based on the SOFR and the agreed upon spread on trade date, will be determined.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at March 31, 2024.
«	PIK. The first payment will be made after March 31, 2024.
‡	Non-income producing security. Security is currently in default.
†	Non-income producing security.
w	Perpetual security with no stated maturity date.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2024. Rate will reset at a future date.
♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
S	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2024, the aggregate value of Rule 144A securities was $444,250,896, which represents 16.45% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
y	Perpetual security. Maturity date represents next call date.
*	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.

The following forward foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at March 31, 2024:1

Forward Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
BAML	AUD	3,439,795	USD	(2,254,958)	5/2/24	$—	$(11,150)
BAML	EUR	(88,283,000)	USD	95,965,387	5/2/24	587,440	—
BAML	JPY	(136,088,876)	USD	904,768	5/2/24	901	—
BAML	TRY	102,575,403	USD	(3,063,214)	4/16/24	36,170	—
BNP	AUD	5,464,224	USD	(3,554,115)	4/2/24	7,135	—
BNP	EUR	(4,022,000)	USD	4,362,959	4/2/24	22,980	—
BNP	GBP	(9,175,000)	USD	11,615,984	5/2/24	33,525	—
BNP	INR	19,117,034	USD	(229,974)	6/20/24	—	(1,321)
BNP	PLN	(476,044)	USD	117,479	7/22/24	—	(1,524)
CITI	AUD	1,705,000	USD	(1,128,769)	4/2/24	—	(17,553)
CITI	CAD	(1,817,537)	USD	1,338,370	4/2/24	—	(3,529)
CITI	KRW	(124,435,261)	USD	96,868	6/20/24	4,254	—
CITI	MXN	116,752,083	USD	(6,872,945)	5/14/24	96,953	—
DB	BRL	(105,471,762)	USD	20,914,488	5/3/24	—	(40,431)
DB	EUR	(84,261,000)	USD	91,584,545	4/2/24	661,872	—
JPMCB	AUD	(3,729,429)	USD	2,427,437	4/2/24	—	(3,179)
JPMCB	AUD	2,940,429	USD	(1,910,767)	5/2/24	7,299	—
JPMCB	BRL	148,863,268	USD	(30,122,070)	5/3/24	—	(546,214)
JPMCB	BRL	(36,800,000)	USD	7,407,706	7/2/24	137,857	—
JPMCB	CAD	(1,805,812)	USD	1,335,148	5/2/24	1,320	—

Schedules of investments

Optimum Fixed Income Fund

Forward Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
JPMCB	EUR	(866,000)	USD	947,116	4/19/24	$12,011	$—
JPMCB	INR	6,210,524	USD	(74,799)	6/20/24	—	(517)
JPMCB	JPY	(137,262,362)	USD	909,013	4/2/24	1,580	—
JPMCB	JPY	1,015,600,000	USD	(6,819,601)	5/23/24	—	(50,498)
JPMCB	MXN	(120,001)	USD	7,067	6/20/24	—	(55)
JPMCB	TRY	13,676,134	USD	(406,067)	5/6/24	—	(2,940)
JPMCB	TRY	19,789,913	USD	(586,933)	5/7/24	—	(4,283)
JPMCB	TRY	106,519,352	USD	(3,123,937)	5/16/24	—	(20,914)
JPMCB	TRY	11,914,589	USD	(348,849)	5/20/24	—	(3,384)
JPMCB	TRY	89,666,516	USD	(2,592,642)	5/28/24	—	(16,685)
TD	EUR	(4,728,330)	USD	5,080,469	5/23/24	—	(32,210)
TD	JPY	(408,700,000)	USD	2,750,774	5/23/24	26,736	—
Total Forward Foreign Currency Exchange Contracts						$1,638,033	$(756,387)

Futures Contracts
Exchange-Traded

							Variation
							Margin
			Notional		Value/	Value/	Due from
		Notional	Cost	Expiration	Unrealized	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Depreciation	Brokers
199	Canadian Treasury 10 yr Bonds	$17,679,421	$17,584,348	6/19/24	$95,073	$—	$(2,750)
(166)	Euro-Bobl	(21,177,286)	(21,050,236)	6/6/24	—	(127,050)	—
(143)	Euro-Bund	(20,577,273)	(20,277,107)	6/6/24	—	(300,166)	(463)
(50)	Euro-Schatz	(5,701,722)	(5,701,549)	6/6/24	—	(173)	1,625
(32)	Long 10 yr Gilt	(4,036,457)	(3,931,962)	6/26/24	—	(104,495)	(7,147)
2,921	US Treasury 5 yr Notes	312,592,641	312,137,668	6/28/24	454,973	—	(342,283)
365	US Treasury 10 yr Notes	40,440,861	40,168,029	6/18/24	272,832	—	10,721
(1,078)	US Treasury 10 yr Notes	(119,439,031)	(118,635,352)	6/18/24	—	(803,679)	44,979
323	US Treasury 10 yr Ultra Notes	37,018,828	36,766,193	6/18/24	252,635	—	5,048
(141)	US Treasury 10 yr Ultra Notes	(16,159,922)	(16,002,043)	6/18/24	—	(157,879)	(2,204)
455	US Treasury Long Bonds	54,799,063	53,854,069	6/18/24	944,994	—	113,750
160	US Treasury Ultra Bonds	20,640,000	20,266,821	6/18/24	373,179	—	75,000
Total Futures Contracts			$295,178,879		$2,393,686	$(1,493,442)	$(103,724)

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]		Annual Protection Payments	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
Protection Purchased/ Moody’s Ratings:
CDX.NA.HY.41[5] 12/20/28-Quarterly		13,761,000	5.000%	$(1,013,092)	$(715,485)	$—	$(297,607)	$2,955
				(1,013,092)	(715,485)	—	(297,607)	2,955
Protection Sold/ Moody’s Ratings:
AT&T 2.45% 5/15/18 Baa2 6/20/24-Quarterly		1,800,000	1.000%	2,890	2,259	631	—	(29)
Boeing 2.60% 10/20/25 Baa3 12/20/26-Quarterly		4,100,000	1.000%	29,295	(12,506)	41,801	—	1,612
Boeing 2.60% 10/30/25 Baa2 6/26/26-Quarterly		700,000	1.000%	5,340	(2,297)	7,637	—	211
British Telecom 2.70% 10/9/22 Baa1 12/20/28-Quarterly	EUR	1,600,000	1.000%	30,691	(55,638)	86,329	—	103
British Telecom 5.75% 12/7/28 Baa2 12/20/24-Quarterly	EUR	2,800,000	1.000%	18,995	19,226	—	(231)	(323)
CDX.ITRX.EUR.41[6] 6/20/29-Quarterly	EUR	100,000	1.000%	2,380	2,357	23	—	28
CDX.NA.IG.35[7] 12/20/25-Quarterly		400,000	1.000%	5,707	3,632	2,075	—	24
CDX.NA.IG.36[7] 6/20/26-Quarterly		1,900,000	1.000%	32,153	20,941	11,212	—	205
CDX.NA.IG.37[7] 12/20/26-Quarterly		300,000	1.000%	5,681	3,615	2,066	—	28
General Electric 2.70% 10/9/22 Baa1 12/20/26-Quarterly		1,200,000	1.000%	24,604	7,068	17,536	—	38
General Electric 2.70% 10/9/22 Baa1 6/20/26-Quarterly		600,000	1.000%	10,605	2,574	8,031	—	(4)
General Motors 5.70% 10/9/22 Baa1 12/20/26-Quarterly		240,000	5.000%	27,868	24,623	3,245	—	(124)
General Motors 5.70% 10/9/22 Baa1 6/20/28-Quarterly		275,000	5.000%	44,023	27,050	16,973	—	(233)

Schedules of investments

Optimum Fixed Income Fund

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]		Annual Protection Payments	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared: (continued)
Protection Sold/ Moody’s Ratings (continued):
Tesco 1.00% 6/25/19 Baa3 6/20/28-Quarterly	EUR	2,700,000	1.000%	$70,000	$520	$69,480	$—	$98
				310,232	43,424	267,039	(231)	1,634
				(702,860)	(672,061)	267,039	(297,838)	4,589
Over-The-Counter:
Protection Purchased/ Moody’s Ratings:
JPMCB Mexico 10.375% 1/28/33 Baa2 6/20/28-Quarterly		1,275,000	1.000%	(13,563)	4,519	—	(18,082)	—
JPMCB Mexico 10.375% 1/28/33 Baa2 6/22/26-Quarterly		2,085,000	1.000%	(28,311)	6,934	—	(35,245)	—
JPMCB Republic of Brazil 4.25% 1/7/25 Ba2 6/20/26-Quarterly		2,570,000	1.000%	(20,531)	36,073	—	(56,604)	—
JPMCB Republic of South Africa 1.00% 9/20/28 Ba2 6/20/28- Quarterly		401,000	1.000%	17,877	20,720	—	(2,843)	—
				(44,528)	68,246	—	(112,774)	—
Protection Sold/ Moody’s Ratings:
CITI Israel 2.875% 3/16/26 A2 6/20/29-Quarterly		2,200,000	1.000%	6,352	(10,690)	17,042	—	—
DB CMBX.NA.AAA[8] 10/17/57-Monthly		13,814,113	0.500%	(3,732)	(750,703)	746,971	—	—
JPMCB HOCHTIEF 1.00% 3/7/25 BBB 12/20/26-Quarterly	EUR	1,100,000	5.000%	140,780	147,099	—	(6,319)	—
JPMCB HOCHTIEF 5.00% 3/7/25 BBB 12/20/26-Quarterly	EUR	1,100,000	5.000%	140,780	145,984	—	(5,204)	—
				284,180	(468,310)	764,013	(11,523)	—
				239,652	(400,064)	764,013	(124,297)	—
Total CDS Contracts				$(463,208)	$(1,072,125)	$1,031,052	$(422,135)	$4,589

IRS Contracts[9] Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ Floating Rate)	Notional Amount[3]		Fixed/ Floating Interest Rate Paid (Received)	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
1 yr IRS[10] 4/28/24- (At Maturity/ Quarterly)	EUR	4,200,000	(2.25)%/3.925%	$(7,228)	$—	$—	$(7,228)	$244
1 yr IRS[10] 5/3/24- (At Maturity/ Quarterly)	EUR	4,300,000	(2.25)%/3.884%	(8,105)	—	—	(8,105)	247
1 yr IRS[11] 10/17/24- (At Maturity/ At Maturity)		5,600,000	(2.92)%/5.32%	(72,945)	—	—	(72,945)	(383)
1 yr IRS[11] 10/24/24- (At Maturity/ At Maturity)		1,700,000	(3.018)%/5.32%	(21,868)	—	—	(21,868)	(142)
1 yr IRS[11] 10/25/24- (At Maturity/ At Maturity)		1,700,000	(3.225)%/5.32%	(19,993)	—	—	(19,993)	(155)
1 yr IRS[11] 10/25/24- (At Maturity/ At Maturity)		1,700,000	(3.19)%/5.32%	(20,324)	—	—	(20,324)	(153)
1 yr IRS[11] 10/25/24- (At Maturity/ At Maturity)		1,700,000	(3.14)%/5.32%	(20,797)	—	—	(20,797)	(151)
1 yr IRS[11] 10/27/24- (At Maturity/ At Maturity)		1,800,000	(2.973)%/5.32%	(23,976)	—	—	(23,976)	(160)
1 yr IRS[11] 10/31/24- (At Maturity/ At Maturity)		1,800,000	(2.841)%/5.32%	(25,611)	—	—	(25,611)	(163)
1 yr IRS[12] 12/18/25- (At Maturity/ At Maturity)	CAD	20,400,000	(3.50)%/5.05%	(63,822)	(14,910)	—	(48,912)	(7,034)
1 yr IRS[11] 12/18/25- (At Maturity/ At Maturity)		14,800,000	3.50%/(5.34)%	106,265	9,737	96,528	—	10,745
3 yr IRS[13] 2/18/26- (Semiannually/ Quarterly)		42,100,000	(0.64)%/5.564%	(3,194,034)	(229,982)	—	(2,964,052)	(37,058)

Schedules of investments

Optimum Fixed Income Fund

IRS Contracts[9] Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ Floating Rate)	Notional Amount[3]		Fixed/ Floating Interest Rate Paid (Received)	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared (continued):
5 yr IRS[14] 9/16/25- (Annually/ Annually)	GBP	5,700,000	0.50%/(5.19)%	$412,201	$(20,634)	$432,835	$—	$(157)
5 yr IRS[15] 4/11/27- (Annually/ Semiannually)	EUR	1,900,000	(0.70)%/4.114%	(129,550)	—	—	(129,550)	(229)
5 yr IRS[15] 4/12/27- (Annually/ Semiannually)	EUR	3,800,000	(0.65)%/4.121%	(264,933)	—	—	(264,933)	(433)
5 yr IRS[15] 5/13/27- (Annually/ Semiannually)	EUR	4,100,000	(1.00)%/4.085%	(245,771)	—	—	(245,771)	(709)
5 yr IRS[15] 5/18/27- (Annually/ Semiannually)	EUR	2,000,000	(1.00)%/4.058%	(120,240)	—	—	(120,240)	(348)
5 yr IRS[16] 9/14/28- (Annually/ Annually)	JPY	17,640,000,000	0.55%/(0.077)%	(483,386)	(267,451)	—	(215,935)	7,550
5 yr IRS[11] 9/19/28- (Annually/ Annually)		24,000,000	(1.70)%/5.32%	(2,271,449)	(2,380,236)	108,787	—	(30,435)
5 yr IRS[11] 10/27/28- (Semiannually/ Quarterly)		77,500,000	(2.00)%/5.333%	(7,374,140)	—	—	(7,374,140)	(97,016)
5 yr IRS[17] 12/20/28- (Semiannually/ Semiannually)	AUD	119,900,000	(4.75)%/4.489%	806,194	(922,647)	1,728,841	—	(2,804)
7 yr IRS[11] 10/31/30- (Annually/ Annually)		15,300,000	3.595%/(5.32)%	268,016	—	268,016	—	17,860
7 yr IRS[11] 10/31/30- (Annually/ Annually)		9,800,000	3.601%/(5.32)%	168,389	—	168,389	—	11,445
7 yr IRS[11] 10/31/30- (Annually/ Annually)		4,400,000	3.601%/(5.32)%	75,626	—	75,626	—	5,138
7 yr IRS[11] 10/31/30- (Annually/ Annually)		2,200,000	3.545%/(5.32)%	44,823	—	44,823	—	2,558

IRS Contracts[9] Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ Floating Rate)	Notional Amount[3]		Fixed/ Floating Interest Rate Paid (Received)	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared (continued):
7 yr IRS[11] 10/31/30- (Annually/ Annually)		21,800,000	3.582%/(5.32)%	$398,810	$—	$398,810	$—	$25,421
7 yr IRS[11] 10/31/30- (Annually/ Annually)		4,300,000	3.623%/(5.32)%	68,340	—	68,340	—	5,030
7 yr IRS[11] 10/31/30- (Annually/ Annually)		9,900,000	3.689%/(5.32)%	119,917	—	119,917	—	11,639
7 yr IRS[11] 10/31/30- (Annually/ Annually)		2,900,000	3.664%/(5.32)%	39,334	—	39,334	—	3,403
7 yr IRS[11] 10/31/30- (Annually/ Annually)		2,300,000	3.677%/(5.32)%	29,493	—	29,493	—	2,701
7 yr IRS[11] 10/31/30- (Annually/ Annually)		47,400,000	3.589%/(5.32)%	847,533	—	847,533	—	55,303
8 yr IRS[13] 10/1/31- (Semiannually/ Quarterly)		8,600,000	(1.80)%/5.564%	(1,301,986)	114,652	—	(1,416,638)	(7,291)
8 yr IRS[12] 6/1/32- (Semiannually/ Semiannually)	CAD	20,100,000	3.50%/(5.02)%	(48,730)	90,479	—	(139,209)	17,824
10 yr IRS[11] 7/15/32- (Annually/ Annually)		15,120,000	(1.857)%/5.32%	(2,125,919)	—	—	(2,125,919)	(12,042)
10 yr IRS[11] 6/21/33- (Annually/ Annually)		34,500,000	3.00%/(5.393)%	2,243,007	1,399,209	843,798	—	25,722
10 yr IRS[11] 8/3/33- (Annually/ Annually)		2,500,000	(3.73)%/5.32%	(22,350)	—	—	(22,350)	(2,050)
10 yr IRS[11] 8/23/33- (Annually/ Annually)		6,800,000	(3.76)%/5.32%	(44,979)	—	—	(44,979)	(5,606)

Schedules of investments

Optimum Fixed Income Fund

IRS Contracts[9] Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ Floating Rate)	Notional Amount[3]		Fixed/ Floating Interest Rate Paid (Received)	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared (continued):
10 yr IRS[11] 8/30/33- (Annually/ Annually)		4,900,000	(3.80)%/5.32%	$(17,082)	$—	$—	$(17,082)	$(4,061)
10 yr IRS[11] 9/13/33- (Annually/ Annually)		6,600,000	(3.95)%/5.32%	54,746	—	54,746	—	(5,579)
10 yr IRS[11] 9/27/33- (Annually/ Annually)		8,900,000	(4.165)%/5.32%	224,970	—	224,970	—	(7,731)
10 yr IRS[11] 10/4/33- (Annually/ Annually)		3,700,000	(4.03)%/5.32%	54,333	—	54,333	—	(3,164)
10 yr IRS[11] 10/12/33- (Annually/ Annually)		1,600,000	(4.15)%/5.32%	38,738	—	38,738	—	(1,390)
10 yr IRS[11] 10/23/33- (Annually/ Annually)		1,400,000	(4.23)%/5.32%	42,907	—	42,907	—	(1,230)
10 yr IRS[11] 10/23/33- (Annually/ Annually)		1,400,000	(4.255)%/5.32%	45,681	—	45,681	—	(1,234)
10 yr IRS[11] 10/31/33- (Annually/ Annually)		1,600,000	(4.45)%/5.32%	77,096	—	77,096	—	(1,445)
10 yr IRS[11] 11/1/33- (Annually/ Annually)		4,000,000	(4.45)%/5.32%	192,790	—	192,790	—	(3,613)
10 yr IRS[11] 11/22/33- (Annually/ Annually)		1,500,000	4.25%/(5.32)%	(48,793)	—	—	(48,793)	1,328
10 yr IRS[12] 12/20/33- (Semiannually/ Semiannually)	CAD	4,900,000	3.75%/(5.02)%	(83,610)	(17,367)	—	(66,243)	5,747

IRS Contracts[9] Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ Floating Rate)	Notional Amount[3]		Fixed/ Floating Interest Rate Paid (Received)	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared (continued):
10 yr IRS[11] 12/26/33- (Annually/ Annually)		1,300,000	3.842%/(5.32)%	$(75)	$—	$—	$(75)	$1,098
10 yr IRS[11] 12/29/33- (Annually/ Annually)		2,500,000	3.854%/(5.32)%	(2,581)	—	—	(2,581)	2,115
10 yr IRS[11] 1/3/34- (Annually/ Annually)		2,300,000	3.684%/(5.32)%	29,111	—	29,111	—	1,905
10 yr IRS[11] 1/8/34- (Annually/ Annually)		2,100,000	3.648%/(5.32)%	32,772	—	32,772	—	1,732
10 yr IRS[11] 1/9/34- (Annually/ Annually)		1,700,000	3.594%/(5.32)%	33,868	—	33,868	—	1,392
10 yr IRS[11] 1/24/34- (Annually/ Annually)		1,100,000	(3.655)%/5.32%	(16,503)	—	—	(16,503)	(908)
10 yr IRS[11] 1/24/34- (Annually/ Annually)		3,300,000	(3.665)%/5.32%	(46,835)	—	—	(46,835)	(2,729)
10 yr IRS[11] 1/31/34- (Annually/ Annually)		2,800,000	(3.620)%/5.32%	(49,962)	—	—	(49,962)	(2,301)
10 yr IRS[11] 3/5/34- (Annually/ Annually)		3,800,000	(3.710)%/5.32%	(39,904)	—	—	(39,904)	(3,147)
10 yr IRS[11] 3/5/34- (Annually/ Annually)		200,000	(3.70)%/5.32%	(2,264)	—	—	(2,264)	(165)
10 yr IRS[11] 3/5/34- (Annually/ Annually)		3,200,000	(3.65)%/5.32%	(49,312)	—	—	(49,312)	(2,629)
10 yr IRS[15] 4/3/34- (Annually/ Semiannually)	EUR	2,600,000	2.67%/(3.851)%	(20,138)	—	—	(20,138)	(20,138)
10 yr IRS[11] 6/20/34- (Annually/ Annually)		36,200,000	3.75%/ (5.34)%	124,471	(757,652)	882,123	—	30,061

Schedules of investments

Optimum Fixed Income Fund

IRS Contracts[9] Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ Floating Rate)	Notional Amount[3]		Fixed/ Floating Interest Rate Paid (Received)	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared (continued):
10 yr IRS[14] 9/18/34- (Annually/ Annually)	GBP	4,800,000	(3.75)%/5.19%	$83,413	$50,604	$32,809	$—	$(710)
10 yr IRS[14] 9/18/34- (Annually/ Annually)	GBP	1,700,000	4.00%/(5.19)%	35,237	(38,313)	73,550	—	(63)
10 yr IRS[15] 9/18/34- (Annually/ Semiannually)	EUR	19,000,000	(2.75)%/3.851%	408,064	324,145	83,919	—	(14,522)
30 yr IRS[11] 12/21/52- (Annually/ Annually)		17,000,000	1.75%/(5.355)%	5,626,071	3,338,515	2,287,556	—	(28,008)
30 yr IRS[11] 9/19/53- (Annually/ Annually)		4,800,000	1.842%/(5.32)%	1,522,159	1,552,875	—	(30,716)	(8,327)
30 yr IRS[11] 10/27/53- (Semiannually/ Quarterly)		15,500,000	2.06%/(5.32)%	5,079,987	—	5,079,987	—	(26,876)
30 yr IRS[11] 3/5/54- (Annually/ Annually)		1,400,000	(3.555)%/5.32%	(15,546)	—	—	(15,546)	2,575
30 yr IRS[11] 6/30/54- (Annually/ Annually)		8,400,000	3.50%/(5.34)%	131,285	(3,294)	134,579	—	(15,475)
Total IRS Contracts				$1,160,906	$2,227,730	$14,672,605	$(15,739,429)	$(109,181)

The use of forward foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts and forward foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to financial statements.”

[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(598,912).
[5]	Markit’s North America High Yield Index, or the CDX.NA.HY Index, is composed of 100 liquid North American entities with high yield credit ratings that trade in the CDS market.
[6]	Markit’s iTraxx Europe Subordinated Financials Index, or the ITRX EUR SUB FIN, is comprised of 25 Financial entities from the Markit iTraxx® Europe Index referencing subordinated debt.
[7]	Markit’s North America Investment Grade Index, or the CDX.NA.IG Index, is composed of 125 liquid North American entities with investment grade credit ratings that trade in the CDS market.
[8]	Markit’s CMBX Index, or the CMBX.NA Index, is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America. Credit-quality rating are measured on a scale that generally ranges from AAA (highest) to BB (lowest). US Agency and US Agency mortgage-backed securities appear under US Government.
[9]	An IRS agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.
[10]	Rates resets based on EURO03M.
[11]	Rate resets based on SOFR.
[12]	Rates resets based on CORRA.
[13]	Rates resets based on SOFR03M.
[14]	Rate resets based on SONIA.
[15]	Rate resets based on EURO06M.
[16]	Rate resets based on MUTKCALM.
[17]	Rate resets based on BBSW6M.

Summary of abbreviations:

12MTA – 12 Month Treasury Average

ABS – Asset-Backed Security

ARM – Adjustable Rate Mortgage

BAML – Bank of America Merrill Lynch

BBSW6M – ASX Australian Bank Bill Short Term Rate 6 Month

BNP – BNP Paribas

BP0003M – 3 Month Sterling LIBOR Interest Rate

CDS – Credit Default Swap

CDX.ITRX.EUR – Credit Default Swap Index iTraxx Europe

CDX.NA.HY – Credit Default Swap Index North America High Yield

CDX.NA.IG – Credit Default Swap Index North America Investment Grade

CITI – Citigroup

CJSC – Closed Joint Stock Company

CLO – Collateralized Loan Obligation

CMBX.NA – Commercial Mortgage-Backed Index North America

CORRA – Canadian Overnight Repo Rate Average

DAC – Designated Activity Company

DB – Deutsche Bank

EUR003M – EURIBOR EUR 3 Month

EUR006M – EURIBOR EUR 6 Month

EURIBOR – Euro interbank offered rate

FREMF – Freddie Mac Multifamily

GE – General Electric

GNMA – Government National Mortgage Association

GS – Goldman Sachs

H15T1Y – US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

ICE – Intercontinental Exchange, Inc.

IRS – Interest Rate Swap

JPM – JPMorgan

JPMCB – JPMorgan Chase Bank

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

MASTR – Mortgage Asset Securitization Transactions, Inc.

MS – Morgan Stanley

MUTKCALM – Japan Overnight Call Rate

PIK – Payment-in-kind

Schedules of investments

Optimum Fixed Income Fund

Summary of abbreviations: (continued)

PJSC – Private Joint Stock Company

REMIC – Real Estate Mortgage Investment Conduit

RFUCCT1Y – Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

SONIA – Sterling Overnight Indexed Average

STRIP – Separate Trading of Registered Interest and Principal

TBA – To be announced

TBD – To be determined

TD – TD Bank

TSFR01M – 1 Month Term Secured Overnight Financing Rate

TSFR03M – 3 Month Term Secured Overnight Financing Rate

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

yr – Year

Summary of currencies:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

DKK – Danish Krone

EUR – European Monetary Unit

GBP – British Pound Sterling

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

PLN – Polish Zloty

TRY – Turkish Lira

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund	March 31, 2024
	Number of
	shares	Value (US $)
Common Stocks – 98.58%Δ
Australia - 3.12%
Ampol	22,584	$585,584
Aristocrat Leisure	226,494	6,346,577
Base Resources	470,327	35,246
BlueScope Steel	264,082	4,104,323
Cochlear	8,701	1,913,741
CSR	308	1,770
EBOS Group	47	962
Enero Group	23,974	27,652
New Hope	226,057	684,992
Northern Star Resources	38,975	367,510
Nufarm	155,528	557,424
Orica	56,364	670,683
Pro Medicus	689	46,582
Qantas Airways †	17,682	62,797
Red 5 †	199,069	49,295
Rio Tinto	117,554	7,443,762
Wagners Holding †	18,860	11,983
Whitehaven Coal	439,459	2,033,252
		24,944,135
Austria - 0.01%
Raiffeisen Bank International	877	17,466
Zumtobel Group	3,911	24,346
		41,812
Belgium - 0.01%
Colruyt Group	2,316	106,991
		106,991
Brazil - 2.05%
CSN Mineracao	163,967	174,579
Gerdau ADR	16,633	73,518
MercadoLibre †	9,430	14,257,783
NU Holdings Class A †	9,405	112,202
Telefonica Brasil	27,200	273,931
Ultrapar Participacoes	238,000	1,354,807
VTEX Class A †	16,885	137,950
		16,384,770
Canada - 3.29%
AbCellera Biologics †	119,399	540,877
ADENTRA	1,925	58,281
Bird Construction	33,900	466,499
Calfrac Well Services †	8,609	25,168
Canfor †	109	1,377
Cascades	36,700	267,958
Celestica †	54,897	2,466,525
CES Energy Solutions	22,773	79,186
Cogeco	1,000	42,007
Constellation Software	2,503	6,837,031
Crew Energy †	9,925	34,071
DRI Healthcare Trust	5,500	64,438
Enghouse Systems	2,045	46,092
Ensign Energy Services †	15,700	30,020
Leon’s Furniture	2,300	38,357
Lumine Group †	140,757	3,721,168
Major Drilling Group International †	23,788	158,054
Martinrea International	25,979	233,217
Mullen Group	7,400	79,324
Neo Performance Materials	2,852	13,265
North West	2,100	60,850
Onex	8,046	602,730
PHX Energy Services	10,600	70,742
Pizza Pizza Royalty	11,000	112,229
Russel Metals	3,672	122,179
Shopify Class A †	51,171	3,948,866
TFI International	8,300	1,323,539
TMX Group	168,240	4,437,795
Torex Gold Resources †	10,373	152,698
Total Energy Services	7,700	57,869
Transat AT †	8,134	22,999
Wajax	1,700	41,115
Winpak	3,300	98,765
		26,255,291
China/Hong Kong - 10.15%
37 Interactive Entertainment Network Technology Group Class A	736,800	1,798,304
Agricultural Bank of China Class H	9,167,000	3,865,017
AIA Group	1,037,000	6,962,444
Alibaba Group Holding	235,700	2,115,515
Asia Cement China Holdings	138,983	35,514
Autohome ADR	25,722	674,431
Bank of Communications Class H	552,000	362,504
Baoxiniao Holding Class A	471,700	377,885
Build King Holdings	73,424	10,882
BYD Electronic International	119,000	438,635
Canny Elevator Class A	331,000	326,079
Central China Land Media Class A	370,500	668,468
Changhong Meiling Class A	473,450	596,771
Changjiang Publishing & Media Class A	486,100	544,113
Chengdu Gas Group Class A	233,500	299,812
Chengdu Kanghong Pharmaceutical Group Class A	183,500	433,903
China CITIC Bank Class H	371,000	197,661
China Coal Energy Class H	741,000	721,412
China Construction Bank Class H	16,354,000	9,862,254
China Display Optoelectronics Technology Holdings †	311,330	8,751

Schedules of investments

Optimum International Fund

	Number of
	shares	Value (US $)
Common StocksΔ (continued)
China/Hong Kong (continued)
China Minsheng Banking Class H	2,913,500	$1,008,775
China Pacific Insurance Group Class H	121,800	213,195
Chongqing Rural Commercial Bank Class H	60,502	25,045
Consun Pharmaceutical Group	44,000	31,481
Dah Sing Financial Holdings	30,000	68,916
Focus Technology Class A	34,900	168,188
G-bits Network Technology Xiamen Class A	12,900	351,386
GigaCloud Technology Class A †	2,580	68,938
Guangdong Vanward New Electric Class A	231,200	307,096
HUANLEJIA Food Group Class A	97,400	209,154
Industrial & Commercial Bank of China Class H	3,321,000	1,671,765
Jiutian Chemical Group	1,258,400	21,435
JOYY ADR	17,282	531,421
Kingsoft	183,200	564,096
Kweichow Moutai Class A	13,900	3,272,634
Lenovo Group	1,622,000	1,879,613
Meituan Class B †	145,690	1,801,836
MINISO Group Holding ADR	22,661	464,550
Natural Food International Holding †	344,000	21,975
NetEase	79,100	1,645,285
Opple Lighting Class A	216,899	480,467
Orient Overseas International	11,991	143,244
Pacific Basin Shipping	57,232	16,526
PAX Global Technology	104,968	82,747
PDD Holdings ADR †	18,495	2,150,044
Perennial Energy Holdings	226,875	26,088
PetroChina Class H	8,868,000	7,579,874
Ping An Insurance Group Co. of China Class H	431,500	1,822,059
Shenzhen Fuanna Bedding and Furnishing Class A	191,500	287,219
Shenzhen Laibao Hi-tech Class A	558,300	711,446
Silergy	188,000	1,920,915
Sinopec Engineering Group Class H	34,001	19,592
SITC International Holdings	208,000	380,023
TAL Education Group ADR †	40,156	455,771
Ten Pao Group Holdings	28,685	4,435
Tencent Holdings	183,200	7,110,882
Tencent Music Entertainment Group ADR †	429,628	4,807,537
United Laboratories International Holdings	222,000	254,139
Universal Scientific Industrial Shanghai Class A	171,900	326,321
Vipshop Holdings ADR	153,207	2,535,576
Weibo ADR	29,685	269,837
Xiamen Comfort Science & Technology Group Class A	297,700	289,979
Xiamen Jihong Technology Class A	203,300	473,409
Xiaomi Class B †	306,400	584,857
Yangzijiang Shipbuilding Holdings	510,800	722,554
Yue Yuen Industrial Holdings	21,000	29,460
Yutong Bus Class A	544,000	1,413,544
Zhejiang Publishing & Media Class A	469,500	577,500
Zhejiang Semir Garment Class A	1,354,878	1,001,051
		81,104,235
Czech Republic - 0.02%
Komercni Banka	3,381	121,089
		121,089
Denmark - 5.46%
Ambu Class B †	106,444	1,751,858
AP Moller - Maersk Class B	1,900	2,477,305
Demant †	128,472	6,385,488
DSV	32,088	5,216,054
Genmab †	2,272	681,211
Novo Nordisk Class B	118,771	15,235,161
Novonesis (Novozymes) Class B	126,044	7,414,104
Pandora	25,300	4,083,573
ROCKWOOL Class B	1,106	363,902
		43,608,656
Egypt - 0.00%
ElSewedy Electric	13,000	8,516
		8,516
Finland - 0.47%
Cargotec Class B	2,701	188,097
Kone Class B	63,876	2,972,890
Orion Class A	1,418	52,931
Vaisala Class A	805	32,959
Wartsila	34,801	529,010
		3,775,887
France - 5.47%
Aubay	452	19,847
Cie de Saint-Gobain	9,820	762,049
Danone	108,322	6,998,937
Dassault Aviation	4,595	1,011,292
Dassault Systemes	130,101	5,760,352
Edenred	105,738	5,642,171

	Number of
	shares	Value (US $)
Common StocksΔ (continued)
France (continued)
Hermes International	3,315	$8,461,733
Ipsen	7,085	843,095
Kering	8,757	3,461,088
La Francaise des Jeux	3,442	140,292
LVMH Moet Hennessy Louis Vuitton	4,301	3,868,480
Nexans	21,908	2,290,275
PEUGEOT INVEST	371	46,830
Publicis Groupe	1,033	112,615
Rexel	46,259	1,249,160
Sartorius Stedim Biotech	10,743	3,063,260
		43,731,476
Germany - 6.17%
BioNTech ADR †	19,263	1,777,012
Daimler Truck Holding	9,807	496,850
Deutsche Bank	200,104	3,147,994
Deutsche Boerse	42,875	8,772,392
Heidelberg Materials	31,086	3,419,111
HOCHTIEF	1,038	120,608
Knorr-Bremse	16,926	1,280,069
Nemetschek	2,836	280,628
Rational	5,354	4,615,154
SAP	87,440	17,023,630
Scout24	108,994	8,214,710
Traton	3,233	116,287
Trivago ADR	3,049	8,415
Westwing Group †	2	17
		49,272,877
Greece - 0.08%
Motor Oil Hellas Corinth Refineries	2,215	66,002
National Bank of Greece †	69,547	544,424
Thrace Plastics Holding and Co.	12,866	57,604
		668,030
Hungary - 0.40%
MOL Hungarian Oil
MOL Hungarian Oil & Gas	157,107	1,274,009
OTP Bank	38,678	1,780,159
Richter Gedeon	4,713	119,562
		3,173,730
India - 5.24%
Acevector Limited =, †, p	227,200	94,559
Acevector Limited Series G =, †, p	75,200	31,298
Angel One	11,904	434,611
AurionPro Solutions	13,221	348,190
Bharat Petroleum	220,676	1,593,900
Canara Bank	105,290	733,536
Coal India	946,207	4,924,894
Deccan Cements	1,593	11,288
GAIL India	142,057	308,377
Gujarat Industries Power	13,155	25,718
Gujarat State Petronet	71,359	305,021
HCL Technologies	151,357	2,801,200
HDFC Bank	354,779	6,159,102
Hindustan Aeronautics	16,809	670,526
ICICI Lombard General Insurance	188,275	3,802,635
Indiabulls Housing Finance	565,100	1,140,329
Indian Oil	2,344,449	4,715,462
ITD Cementation India	71,924	288,032
Jindal Saw	24,708	128,187
Kirloskar Industries	1,576	77,751
Mahanagar Gas	7,438	121,649
Mangalore Refinery & Petrochemicals	179,894	471,399
Mazagon Dock Shipbuilders	26,656	595,779
NCL Industries	11,382	25,220
Oil & Natural Gas	401,379	1,290,005
Oil India	137,664	990,771
Power Finance	203,711	953,188
Ramkrishna Forgings	3,626	30,053
REC	137,361	742,781
Reliance Industries	211,154	7,523,592
Rupa & Co.	325	930
Welspun Enterprises	23,788	86,735
WNS Holdings †	4,580	231,427
Wonderla Holidays	13,722	163,491
		41,821,636
Indonesia - 0.49%
ABM Investama	525,200	126,207
Adaro Energy Indonesia	12,846,998	2,187,758
Akasha Wira International †	37,900	21,753
Asuransi Tugu Pratama Indonesia	107,400	8,027
Bank OCBC Nisp	430,693	37,215
Blue Bird	479,300	52,903
Bukit Asam	1,039,300	194,684
Bumitama Agri	97,300	49,362
Hanjaya Mandala Sampoerna	948,500	51,448
Indo Tambangraya Megah	16,519	27,818
Indo-Rama Synthetics	28,097	6,273
Jasuindo Tiga Perkasa	1,041,141	20,225
Panin Financial †	10,077,600	180,513
Perusahaan Gas Negara	2,926,720	251,046
Samudera Indonesia	42,480	820
United Tractors	482,700	736,000
		3,952,052
Ireland - 5.00%
CRH	120,041	10,345,085

Schedules of investments

Optimum International Fund

	Number of
	shares	Value (US $)
Common StocksΔ (continued)
Ireland (continued)
Experian	225,192	$9,817,169
Kingspan Group	91,359	8,324,602
Ryanair Holdings ADR	78,669	11,453,420
		39,940,276
Israel - 1.53%
Check Point Software Technologies †	31,633	5,188,128
Cognyte Software †	780	6,450
Nice ADR †	6,472	1,686,733
Wix.com †	38,666	5,315,802
		12,197,113
Italy - 1.49%
Banca Mediolanum	37,213	408,699
Buzzi	2,986	117,261
FinecoBank Banca Fineco	303,485	4,546,154
Hera	87,461	308,171
Leonardo	105,282	2,644,224
Recordati Industria Chimica e Farmaceutica	1,044	57,713
Technoprobe †	252,775	2,296,187
UniCredit	34,620	1,313,779
Unipol Gruppo	27,439	229,893
		11,922,081
Japan - 11.14%
A&A Material	1,800	16,314
A&D HOLON Holdings	1,800	34,483
Achilles	3,900	39,469
Advanced Media	2,800	30,038
AGS	3,000	16,587
AIT	4,100	48,724
Akatsuki	2,700	45,036
AlphaPolis †	1,500	20,224
Alps Logistics	3,100	57,196
Amano	3,000	76,338
Amiyaki Tei	1,200	41,221
Anest Iwata	7,200	63,924
ASAHI YUKIZAI	2,500	86,537
Avant Group	2,000	16,990
Axell	1,200	15,283
Axial Retailing	4,000	27,084
Bewith	2,500	37,026
BIPROGY	3,800	112,534
BML	10,600	203,625
Brother Industries	7,600	140,523
Business Brain Showa-Ota	1,800	25,600
Business Engineering	1,100	27,104
Capcom	42,200	787,800
Carlit Holdings	5,000	35,110
Central Glass	3,600	67,705
COLOPL	5,200	21,160
Computer Engineering & Consulting	4,100	41,764
CTI Engineering	2,000	67,776
Dai Nippon Toryo	4,200	32,489
Daihatsu Diesel Manufacturing	6,500	62,819
Dainichiseika Color & Chemicals Manufacturing	2,100	40,896
Daitron	2,300	53,709
Daiwa Industries	4,700	49,428
Densan System Holdings	1,500	26,556
Denso	199,500	3,802,071
Digital Arts	1,000	28,571
Disco	3,200	1,166,653
Doshisha	6,100	83,977
Elecom	27,700	283,624
en Japan	24,100	422,204
Fabrica Holdings	2,500	29,958
FANUC	156,800	4,371,093
Fast Retailing	3,300	1,018,252
Forum Engineering	7,400	45,217
Fudo Tetra	2,600	35,106
Fujimori Kogyo	1,300	36,669
Fujitsu	237,610	3,794,571
Fukushima Galilei	1,100	43,163
Furyu	9,000	74,970
Fuso Pharmaceutical Industries	600	8,648
Gakujo	2,600	30,916
Glory	4,600	86,512
Hamakyorex	1,400	35,421
Hanwa	3,300	128,399
Hennge †	3,000	23,960
Hisamitsu Pharmaceutical	4,900	126,659
Hito Communications Holdings	2,900	22,203
Hokkaido Gas	1,600	26,698
Horiba	7,400	764,295
Hosokawa Micron	1,900	59,555
Ichiken	3,100	51,114
Ichikoh Industries	9,200	33,061
Ichiyoshi Securities	1,100	6,038
ID Holdings	3,000	29,945
I’ll	2,300	45,733
I-PEX	9,200	110,305
ISB	3,100	27,994
Itfor	8,900	79,252
IwaiCosmo Holdings	3,200	46,928
Iwaki	4,900	92,575
JAC Recruitment	34,000	176,760
Japan Lifeline	6,600	52,537

	Number of
	shares	Value (US $)
Common StocksΔ (continued)
Japan (continued)
Japan Medical Dynamic Marketing	4,600	$22,000
Japan Post Holdings	46,100	463,649
Japan Post Insurance	20,800	397,025
Japan System Techniques	19,600	233,056
JK Holdings	3,600	25,208
JSP	3,400	50,580
Kanamoto	6,000	106,936
Kato Works	19,900	199,158
Keyence	8,300	3,842,958
Kitz	12,300	110,016
KNT-CT Holdings †	5,100	45,650
Kokuyo	7,400	120,669
Konoike Transport	10,000	139,649
Kyokuto Securities	4,300	45,136
LIFULL	13,500	14,982
Look Holdings	2,200	38,178
Maezawa Industries	4,400	31,682
Maruzen Showa Unyu	3,200	97,873
Marvelous	9,000	41,201
Matching Service Japan	8,100	61,587
Matsuoka	2,400	24,828
Maxell	13,400	140,037
Megachips †	5,300	134,793
Meidensha	7,900	148,314
MEITEC Group Holdings	7,100	136,930
Melco Holdings	1,700	40,653
Micronics Japan	5,400	294,293
MIMAKI ENGINEERING	3,900	30,014
Mimasu Semiconductor Industry	1,800	36,385
Miroku Jyoho Service	14,900	175,890
Mitani Sangyo	10,400	27,618
Mitsuba	8,000	86,194
Mitsubishi Kakoki Kaisha	1,600	42,859
Mitsubishi Research Institute	6,400	209,063
MIXI	19,200	331,288
MonotaRO	254,100	3,046,581
MORESCO	2,700	25,184
Moriroku Holdings	4,500	77,140
Morito	4,900	49,168
MS&AD Insurance Group Holdings	8,400	147,852
Naigai Trans Line	1,600	25,737
NEC	65,800	4,787,865
NEOJAPAN	3,500	28,993
NIDEC	54,400	2,236,660
Nihon Chouzai	8,300	85,643
Nihon Kohden	100	2,648
Nihon M&A Center Holdings	482,500	3,059,531
Nihon Trim	1,000	24,772
Nintendo	76,500	4,173,692
Nippon Shinyaku	5,400	160,059
Nippon Thompson	11,900	50,153
Nissan Motor	200,700	791,769
Nisshinbo Holdings	22,500	180,366
Nissin	1,500	28,230
Nisso Holdings	14,500	78,640
Nitto Kohki	2,100	26,871
Nitto Seiko	4,900	20,554
NS Solutions	2,000	65,068
Obic	8,500	1,281,064
OBIC Business Consultants	600	28,082
Okabe	5,100	26,211
Okamura	2,700	39,667
Okinawa Financial Group	3,700	63,549
Optim †	3,900	26,562
Optorun	2,500	33,855
Oracle	1,200	89,933
Oro	1,600	27,692
Osaki Electric	12,200	54,561
Otsuka	72,800	1,539,390
Persol Holdings	352,200	491,377
PR Times †	2,200	29,705
Pronexus	2,600	20,885
QB Net Holdings	2,500	20,198
Rasa	2,000	26,331
Recruit Holdings	131,000	5,736,550
Rheon Automatic Machinery	3,300	33,702
Ricoh	22,300	197,618
Sakata INX	3,000	31,114
Sanyo Shokai	6,300	113,615
Sato Shoji	1,000	11,673
SB Technology	1,500	20,640
SCREEN Holdings	35,800	4,609,209
SCSK	8,600	159,468
Seika	1,900	46,941
Sekisui Kasei	7,100	23,404
Shibuya	1,400	32,091
Shimano	22,300	3,329,974
Shinagawa Refractories	5,400	67,598
Shindengen Electric Manufacturing	1,400	28,022
Shinnihonseiyaku	2,500	28,042
Shiseido	101,200	2,760,972
Shofu	1,500	28,686
SIGMAXYZ Holdings	1,400	15,565
Sinfonia Technology	2,500	50,948
SMC	8,500	4,769,388
SMK	1,300	22,379
SMS	9,100	155,965
Soda Nikka	4,600	34,702

Schedules of investments

Optimum International Fund

	Number of
	shares	Value (US $)
Common StocksΔ (continued)
Japan (continued)
Sodick	12,100	$57,471
Softcreate Holdings	2,100	25,706
Soliton Systems	16,300	143,209
Sony Group	84,800	7,243,123
Space	2,900	19,636
SRA Holdings	3,400	88,493
Star Micronics	7,200	87,895
Step	1,800	23,484
Subaru	77,500	1,753,964
Sugimoto & Co.	1,700	25,324
Sun Asterisk †	9,800	62,148
Sun-Wa Technos	100	1,583
Suzuken	8,800	267,813
System Research	4,200	44,891
Tadano	5,100	43,427
Teikoku Electric Manufacturing	2,000	33,386
T-Gaia	30,550	410,280
TIS	27,900	596,040
TKC	1,700	41,607
Tochigi Bank	15,400	37,132
Tokyo Electron	6,900	1,789,497
Tokyo Rope Manufacturing	4,400	41,419
Tokyo Seimitsu	3,300	254,727
Toli	12,100	33,012
Topy Industries	3,000	53,290
Toyo Engineering	6,200	38,991
Toyo Kanetsu	2,900	85,057
Transcosmos †	3,000	61,038
Trend Micro	34,500	1,746,879
Trusco Nakayama	3,600	60,832
Tsubakimoto Chain	4,600	154,367
Tsugami	7,200	54,554
TV Asahi Holdings	3,200	44,075
Ubicom Holdings	4,200	35,042
Unipres	4,200	32,156
UT Group	1,500	34,929
ValueCommerce	2,400	16,948
Vector	7,200	55,648
Warabeya Nichiyo Holdings	300	5,420
Will Group	3,200	22,302
Wowow	2,000	14,903
Xebio Holdings	3,700	23,586
YAMADA Consulting Group	2,900	33,812
Yamaichi Electronics	4,000	63,654
Yorozu	3,800	24,199
Yushin Precision Equipment	6,700	30,274
Zenrin	14,400	80,951
ZIGExN	29,300	116,132
		89,011,841
Malaysia - 0.12%
Bursa Malaysia	10,000	15,765
Fraser & Neave Holdings	12,900	80,131
Hap Seng Plantations Holdings	6,900	2,682
Lingkaran Trans Kota Holdings =, †	42,600	33
Magni-Tech Industries	32,900	15,432
Sarawak Oil Palms	32,900	21,410
Ta Ann Holdings	49,000	41,438
YTL	244,500	134,861
YTL Power International	798,400	638,438
		950,190
Mexico - 0.06%
Ternium ADR	11,108	462,315
		462,315
Netherlands - 4.95%
Adyen †	4,351	7,360,312
ASML Holding	7,397	7,119,982
EXOR	41,176	4,577,762
IMCD	34,835	6,138,977
Topicus.com	52,285	4,683,667
Van Lanschot Kempen CVA	1,316	44,723
Wolters Kluwer	61,582	9,646,760
		39,572,183
Norway - 0.11%
Aker Carbon Capture †	1,620,313	867,712
Hunter Group †	3,214	710
Norconsult Norge †	12,574	31,376
Western Bulk Chartering	8,266	18,920
		918,718
Panama - 0.37%
Copa Holdings Class A	28,389	2,956,998
		2,956,998
Peru - 0.03%
Credicorp	1,548	262,278
		262,278
Philippines - 0.01%
Ginebra San Miguel	33,690	99,485
		99,485
Poland - 0.96%
Bank Millennium †	1,256	3,245
Bank Polska Kasa Opieki	108,024	4,918,049
Benefit Systems	62	43,928
ING Bank Slaski †	356	30,259
PGE Polska Grupa Energetyczna †	244,127	440,178

	Number of
	shares	Value (US $)
Common StocksΔ (continued)
Poland (continued)
Powszechna Kasa Oszczednosci Bank Polski	77,298	$1,148,352
Powszechny Zaklad Ubezpieczen	88,044	1,075,890
Unimot	285	9,033
		7,668,934
Portugal - 0.00%
Sonae	13,626	12,936
		12,936
Republic of Korea - 2.46%
BNK Financial Group	55,107	326,651
Com2uS	1,430	45,038
Coupang †	180,731	3,215,205
Crown Confectionery	1,504	9,340
Hana Financial Group	21,748	951,500
Hankook Tire & Technology	6,243	250,879
JB Financial Group	46,074	446,280
KB Financial Group	10,319	538,849
Keyang Electric Machinery	7,515	9,640
Korean Reinsurance †	1,572	9,715
Sambo Corrugated Board	3,512	28,383
Samsung Electronics	202,238	12,138,036
SeAH Holdings	268	21,619
SGC e Tec E&C	691	8,213
Shinhan Financial Group	21,646	758,916
Woori Financial Group	82,927	898,722
		19,656,986
Russia - 0.00%
MMC Norilsk Nickel PJSC =	10,095	0
MMC Norilsk Nickel PJSC ADR =, †	4	0
		0
Singapore - 0.82%
China Aviation Oil Singapore	31,800	21,314
Genting Singapore	1,126,400	738,281
Riverstone Holdings	119,000	74,912
Samudera Shipping Line	237,400	132,744
Sea ADR †	43,126	2,316,297
Singapore Airlines	651,200	3,086,599
Singapore Exchange	20,597	140,491
		6,510,638
South Africa - 0.44%
Discovery	537,749	3,424,956
Exxaro Resources	7,516	67,056
		3,492,012
Spain - 2.06%
Amadeus IT Group	85,834	5,504,263
CaixaBank	77,099	373,720
Cia de Distribucion Integral Logista Holdings	5,763	161,031
Industria de Diseno Textil	206,232	10,383,767
		16,422,781
Sweden - 2.59%
Atlas Copco Class B	504,096	7,447,943
Careium †	276	653
Doro †	416	917
Epiroc Class B	312,360	5,290,627
Instalco	115	454
MIPS	40,969	1,343,434
Paradox Interactive	4	70
Skandinaviska Enskilda Banken Class A	48,940	662,729
Volvo Class B	218,228	5,914,419
		20,661,246
Switzerland - 5.63%
ABB	144,762	6,724,045
Accelleron Industries	540	20,226
BKW	7,682	1,178,898
Cie Financiere Richemont Class A	31,261	4,766,189
Georg Fischer	1,074	79,670
Logitech International	70,957	6,354,147
Nestle	46,223	4,907,526
Roche Holding	37,770	9,619,969
Sandoz Group †	25,262	762,188
Schindler Holding	12,204	3,073,159
Temenos	5,147	367,998
UBS Group	168,046	5,168,926
Wizz Air Holdings †	46,523	1,260,110
Zehnder Group	9,928	658,307
		44,941,358
Taiwan - 7.40%
Acer	981,000	1,429,958
Anpec Electronics	5,000	31,481
Arcadyan Technology	224,000	1,340,353
ASE Technology Holding ADR	207,633	2,281,887
Asustek Computer	382,000	5,054,978
Azurewave Technologies †	42,000	67,324
Chicony Electronics	63,000	436,030
ChipMOS Technologies	1,229,000	1,958,505
Compal Electronics	235,000	281,235
Elan Microelectronics	46,000	230,693
Elitegroup Computer Systems	202,000	196,297
Ennoconn	156,000	1,701,189
Evergreen Marine Taiwan	569,000	3,129,158
Everlight Electronics	59,000	98,630
Group Up Industrial	5,000	26,403

Schedules of investments

Optimum International Fund

	Number of
	shares	Value (US $)
Common StocksΔ (continued)
Taiwan (continued)
Hannstar Board	295,000	$582,561
Hon Hai Precision Industry	186,000	903,745
International Games System	15,000	527,286
ITE Technology	136,000	750,043
Keystone Microtech	7,000	61,353
King’s Town Bank	80,000	128,986
L&K Engineering	239,810	1,693,473
MediaTek	187,000	6,778,009
Micro-Star International	198,000	1,033,199
Nan Pao Resins Chemical	21,000	205,712
Novatek Microelectronics	211,000	3,883,294
Pegatron	263,000	819,320
Phison Electronics	12,000	258,722
Pixart Imaging	26,000	125,111
Pou Chen	327,000	370,389
Radiant Opto-Electronics	11,000	59,290
Realtek Semiconductor	164,000	2,854,313
Sea Sonic Electronics	8,000	21,948
Sercomm	79,000	355,461
Silicon Motion Technology ADR	2,181	167,806
Sitronix Technology	20,000	187,479
Sonix Technology	20,000	33,559
Sunplus Innovation Technology	9,000	40,496
Systex	5,000	18,514
Taiwan Semiconductor Manufacturing	782,000	18,790,382
Unitech Computer	14,000	15,683
Ventec International Group	36,000	100,789
Weblink International	25,000	50,619
		59,081,663
Thailand - 0.69%
Bangkok Bank NVDR	1,181,000	4,499,048
Banpu NVDR	340,900	51,386
Ichitan Group NVDR	296,700	135,797
MK Restaurants Group NVDR	37,000	35,999
PTT Exploration & Production NVDR	182,700	746,072
Susco NVDR	424,000	50,432
		5,518,734
Turkey - 0.10%
Turkiye Petrol Rafinerileri	146,252	800,234
		800,234
Ukraine - 0.04%
Ferrexpo †	544,206	299,887
		299,887
United Arab Emirates - 0.78%
Emaar Properties PJSC	2,080,589	4,617,551
Emirates NBD Bank PJSC	344,711	1,623,936
		6,241,487
United Kingdom - 1.91%
AJ Bell	5,283	20,164
B&M European Value Retail	284,780	1,961,797
Bloomsbury Publishing	7,978	53,167
Bytes Technology Group	7,158	46,166
Centrica	2,585,106	4,164,953
Costain Group	9,855	9,329
Gamma Communications	14,726	254,262
Gem Diamonds †	5,047	548
Greggs	19	689
International Consolidated Airlines Group †	124,600	277,964
Investec	312,725	2,085,053
Man Group	52,906	178,557
Oxford Nanopore Technologies †	493,170	756,282
Polar Capital Holdings	20,918	120,260
Sage Group	95,499	1,525,359
Unilever	75,234	3,774,999
		15,229,549
United States - 5.46%
Atlassian Class A †	9,339	1,822,132
CRH	44,659	3,852,285
CyberArk Software †	9,611	2,552,970
GSK ADR	12,955	555,381
Holcim †	55,902	5,061,770
James Hardie Industries CDI †	168,821	6,777,852
Monday.com †	19,362	4,373,295
Spotify Technology †	35,080	9,257,612
Stellantis	326,907	9,291,450
Viemed Healthcare †	6,348	59,862
		43,604,609
Total Common Stocks (cost $719,350,863)		787,407,715

Preferred Stocks – 0.41%Δ
Brazil - 0.40%
Petroleo Brasileiro 8.44% w	417,200	3,119,392
Usinas Siderurgicas de Minas Gerais Class A 2.81% w	43,948	87,889
		3,207,281
Germany - 0.01%
FUCHS 2.30% w	1,821	90,174

	Number of
	shares	Value (US $)
Preferred StocksΔ (continued)
Germany (continued)
Villeroy & Boch 6.45% w	548	$10,790
		100,964
Total Preferred Stocks (cost $2,728,860)		3,308,245

Exchange-Traded Funds – 0.22%
iShares MSCI Canada ETF	3,952	151,283
iShares MSCI EAFE ETF	13,580	1,084,499
iShares MSCI Emerging Markets ETF	13,100	538,148
Total Exchange-Traded Funds (cost $1,754,094)		1,773,930

Warrants – 0.00%
Canada - 0.00%
Constellation Software =, †	2,870	0
Total Warrants (cost $0)		0

Short-Term Investments – 0.25%
Money Market Mutual Funds – 0.25%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	498,115	498,115
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	498,116	498,116
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	498,116	498,116
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	498,115	498,115
Total Short-Term Investments (cost $1,992,462)		1,992,462
Total Value of Securities-99.46% (cost $725,826,279)		$794,482,352
Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 38 in “Security type / country and sector allocations.”
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
p	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2024, the aggregate value of restricted securities was $125,857, which represented 0.01% of the Fund’s net assets. See Note 10 in “Notes to financial statements” and the table below, for additional details on restricted securities.
w	Perpetual security with no stated maturity date.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Acevector Limited	5/7/14	$999,482	$94,559
Acevector Limited Series G	10/29/14	396,443	31,298
Total		$1,395,925	$125,857

Summary of abbreviations:

ADR – American Depositary Receipt

CDI – CHESS Depositary Interest

CVA – Certified Dutch Certificate

EAFE – Europe, Australasia, and Far East

ETF – Exchange-Traded Fund

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

PJSC – Private Joint Stock Company

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Optimum Large Cap Growth Fund	March 31, 2024
	Number of
	shares	Value (US $)
Common Stocks — 99.14% ♦
Communication Services — 11.80%
Alphabet Class A †	406,035	$61,282,862
Alphabet Class C †	397,849	60,576,489
Meta Platforms Class A	137,682	66,855,625
Netflix †	60,027	36,456,198
Trade Desk Class A †	58,818	5,141,870
		230,313,044
Consumer Discretionary — 17.14%
Amazon.com †	680,232	122,700,248
AutoZone †	2,879	9,073,600
Booking Holdings	2,204	7,995,848
Burlington Stores †	18,644	4,328,950
Chipotle Mexican Grill †	8,065	23,443,100
Deckers Outdoor †	1,911	1,798,748
Dick’s Sporting Goods	9,675	2,175,520
DoorDash Class A †	58,166	8,010,622
eBay	82,585	4,358,836
Grand Canyon Education †	51,506	7,015,632
Home Depot	34,191	13,115,668
Lululemon Athletica †	60,819	23,758,942
Magic Leap Class A =, †	2,058	715
Murphy USA	952	399,078
NIKE Class B	69,597	6,540,726
Ollie’s Bargain Outlet Holdings †	29,935	2,381,928
O’Reilly Automotive †	3,104	3,504,044
Pool	4,657	1,879,100
PulteGroup	26,259	3,167,361
Ross Stores	76,144	11,174,893
Royal Caribbean Cruises †	13,652	1,897,765
Starbucks	123,931	11,326,054
Tesla †	113,391	19,933,004
Texas Roadhouse	7,562	1,168,102
TJX	130,154	13,200,219
Toll Brothers	54,567	7,059,333
TopBuild †	3,037	1,338,497
Travel + Leisure	18,658	913,496
Ulta Beauty †	17,198	8,992,490
Williams-Sonoma	964	306,099
Wingstop	31,741	11,629,902
		334,588,520
Consumer Staples — 2.71%
Constellation Brands Class A	24,698	6,711,928
Costco Wholesale	45,544	33,366,901
Target	72,038	12,765,854
		52,844,683
Energy — 0.61%
EOG Resources	51,717	6,611,501
Schlumberger	96,792	5,305,170
		11,916,671
Financials — 7.10%
American Express	25,662	5,842,981
Apollo Global Management	42,520	4,781,374
Arch Capital Group †	32,250	2,981,190
Block †	48,076	4,066,268
Blue Owl Capital	148,758	2,805,576
Mastercard Class A	112,872	54,355,769
MSCI	30,026	16,828,072
Progressive	43,841	9,067,195
RenaissanceRe Holdings	1,691	397,436
SLM	42,920	935,227
Tradeweb Markets Class A	47,086	4,904,949
Visa Class A	113,568	31,694,557
		138,660,594
Healthcare — 10.15%
Alnylam Pharmaceuticals †	19,482	2,911,585
Biogen †	13,225	2,851,707
Cardinal Health	21,020	2,352,138
Cencora	2,078	504,933
Chemed	3,318	2,129,924
Cigna Group	9,229	3,351,880
Dexcom †	88,661	12,297,281
Edwards Lifesciences †	56,594	5,408,123
Elevance Health	194	100,597
Eli Lilly & Co.	65,911	51,276,122
Exelixis †	293,050	6,954,076
Genmab †	10,659	3,195,874
Gilead Sciences	28,100	2,058,325
ICON †	750	251,962
IDEXX Laboratories †	6,671	3,601,873
Incyte †	46,828	2,667,791
Insulet †	13,636	2,337,210
Intuitive Surgical †	43,706	17,442,628
Medpace Holdings †	36,252	14,651,246
Molina Healthcare †	6,398	2,628,490
Regeneron Pharmaceuticals †	17,145	16,501,891
ResMed	2,984	590,922
UnitedHealth Group	72,824	36,026,033
Veeva Systems Class A †	12,397	2,872,261
Waters †	9,458	3,255,727
		198,220,599
Industrials — 4.88%
Acuity Brands	21,640	5,815,317
Advanced Drainage Systems	41,106	7,080,097
Armstrong World Industries	40,091	4,980,104
Boeing †	19,170	3,699,618
Cintas	4,209	2,891,709
Copart †	93,830	5,434,634
Core & Main Class A †	2,423	138,717
Donaldson	37,248	2,781,681

	Number of
	shares	Value (US $)
Common Stocks♦ (continued)
Industrials (continued)
EMCOR Group	27,485	$9,625,247
Fastenal	108,871	8,398,309
Fortive	73,023	6,281,439
FTI Consulting †	12,577	2,644,817
JB Hunt Transport Services	20,623	4,109,133
Johnson Controls International	35,383	2,311,218
Nordson	16,897	4,638,902
Paycom Software	13,194	2,625,738
Trane Technologies	21,529	6,463,006
Uber Technologies †	46,342	3,567,871
Vertiv Holdings Class A	5,499	449,103
Waste Management	6,715	1,431,302
Westinghouse Air Brake Technologies	29,588	4,310,380
WW Grainger	4,234	4,307,248
Yaskawa Electric	31,200	1,319,889
		95,305,479
Information Technology — 44.05%
Adobe †	18,855	9,514,233
Advanced Micro Devices †	40,729	7,351,177
Analog Devices	49,747	9,839,459
Apple	1,129,997	193,771,886
Applied Materials	123,105	25,387,944
AppLovin Class A †	40,191	2,782,021
Arista Networks †	33,189	9,624,146
ASML Holding	11,476	11,046,223
Broadcom	18,018	23,881,237
Cadence Design Systems †	4,866	1,514,688
Cloudflare Class A †	42,538	4,118,955
Cognex	37,115	1,574,418
Crowdstrike Holdings Class A †	11,066	3,547,649
Datadog Class A †	77,614	9,593,090
DocuSign †	101,761	6,059,868
Dynatrace †	145,441	6,754,280
Elastic †	13,559	1,359,154
Fair Isaac †	9,525	11,902,535
Fortinet †	10,922	746,082
Gartner †	8,694	4,144,169
GoDaddy Class A †	12,832	1,522,902
Keyence	13,300	6,157,993
KLA	2,418	1,689,142
Lam Research	6,053	5,880,913
Lattice Semiconductor †	88,922	6,956,368
Manhattan Associates †	36,605	9,159,669
Microsoft	427,708	179,945,310
Monolithic Power Systems	3,540	2,398,067
Motorola Solutions	6,280	2,229,274
NetApp	108,029	11,339,804
NVIDIA	212,758	192,239,618
Okta †	101,406	10,609,096
Palantir Technologies Class A †	141,477	3,255,386
Palo Alto Networks †	2,045	581,046
Pegasystems	50,662	3,274,792
Pure Storage Class A †	8,517	442,799
QUALCOMM	11,296	1,912,413
Salesforce	119,437	35,972,036
ServiceNow †	14,799	11,282,758
Smartsheet Class A †	119,354	4,595,129
Synopsys †	17,400	9,944,100
Workday Class A †	13,806	3,765,587
Zscaler †	53,256	10,258,703
		859,926,119
Materials — 0.70%
Eagle Materials	21,164	5,751,317
Ecolab	34,280	7,915,252
		13,666,569
Utilities — 0.00%
Vistra	819	57,043
		57,043
Total Common Stocks
(cost $1,202,774,108)		1,935,499,321

Exchange-Traded Fund — 0.25%
iShares Russell 1000 Growth ETF	14,215	4,791,166
Total Exchange-Traded Fund
(cost $4,812,410)		4,791,166

Rights — 0.00%
ABIOMED =, †	15,699	16,013
Total Rights
(cost $0)		16,013

Short-Term Investments — 0.51%
Money Market Mutual Funds — 0.51%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	2,491,667	2,491,667
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	2,491,668	2,491,668
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven- day effective yield 5.34%)	2,491,668	2,491,668

Schedules of investments

Optimum Large Cap Growth Fund

	Number of
	shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	2,491,667	$2,491,667
Total Short-Term Investments
(cost $9,966,670)		9,966,670
Total Value of Securities—99.90%
(cost $1,217,553,188)		$1,950,273,170
♦	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

The following forward foreign currency exchange contracts were outstanding at March 31, 2024:1

Forward Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Depreciation
UBS	JPY	(402,466,540)	USD	2,695,446	6/28/24	$(1,004)

The use of forward foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The forward foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to financial statements.”

Summary of abbreviations:

ETF – Exchange-Traded Fund

MSCI – Morgan Stanley Capital International

Summary of currencies:

JPY – Japanese Yen

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund	March 31, 2024
	Number of
	shares	Value (US $)
Common Stocks — 98.46%
Communication Services — 4.99%
Alphabet Class A †	77,194	$11,650,890
Comcast Class A	758,597	32,885,180
Fox Class A	224,109	7,007,889
Meta Platforms Class A	29,636	14,390,649
Verizon Communications	234,565	9,842,347
Walt Disney	137,497	16,824,133
		92,601,088
Consumer Discretionary — 3.49%
Darden Restaurants	61,101	10,213,032
General Motors	195,049	8,845,472
Lowe’s	131,205	33,421,850
Marriott International Class A	48,726	12,294,057
		64,774,411
Consumer Staples — 6.83%
Diageo	302,871	11,183,269
Kenvue	447,926	9,612,492
Kimberly-Clark	49,837	6,446,416
Mondelez International Class A	270,521	18,936,470
Nestle	112,375	11,930,926
PepsiCo	129,021	22,579,965
Procter & Gamble	64,512	10,467,072
Reckitt Benckiser Group	88,840	5,059,279
Target	137,761	24,412,627
Tyson Foods Class A	104,188	6,118,961
		126,747,477
Energy — 7.42%
Chevron	52,089	8,216,519
ConocoPhillips	334,640	42,592,979
EOG Resources	153,498	19,623,184
Exxon Mobil	239,815	27,876,096
Phillips 66	59,168	9,664,501
Pioneer Natural Resources	55,850	14,660,625
Schlumberger	274,801	15,061,843
		137,695,747
Financials — 23.24%
American Express	119,179	27,135,866
Aon Class A	62,803	20,958,617
Bank of America	447,115	16,954,601
Berkshire Hathaway Class B †	42,516	17,878,828
BlackRock	32,822	27,363,701
Chubb	64,283	16,657,654
Citigroup	212,994	13,469,741
Hartford Financial Services Group	144,891	14,931,017
Intercontinental Exchange	98,005	13,468,827
JPMorgan Chase & Co.	390,802	78,277,641
KKR & Co.	88,003	8,851,342
Marsh & McLennan	102,354	21,082,877
Morgan Stanley	178,726	16,828,840
Nasdaq	216,791	13,679,512
PayPal Holdings †	144,710	9,694,123
PNC Financial Services Group	61,456	9,931,290
Progressive	149,459	30,911,110
Prudential Financial	50,819	5,966,151
S&P Global	31,177	13,264,255
State Street	50,030	3,868,320
Travelers	129,407	29,781,727
Truist Financial	95,070	3,705,829
Wells Fargo & Co.	284,061	16,464,175
		431,126,044
Healthcare — 16.47%
Abbott Laboratories	232,080	26,378,213
AbbVie	126,309	23,000,869
Amgen	31,481	8,950,678
Avantor †	281,292	7,192,636
Becton Dickinson and Co.	46,918	11,609,859
Boston Scientific †	291,359	19,955,178
Bristol-Myers Squibb	168,422	9,133,525
Cencora	56,505	13,730,150
Cigna Group	81,104	29,456,162
CVS Health	145,429	11,599,417
Elevance Health	16,786	8,704,213
Johnson & Johnson	188,138	29,761,550
McKesson	41,220	22,128,957
Medtronic	31,495	2,744,789
Merck & Co.	280,407	36,999,704
Pfizer	478,588	13,280,817
Roche Holding	9,076	2,311,645
Thermo Fisher Scientific	27,720	16,111,141
UnitedHealth Group	25,453	12,591,599
		305,641,102
Industrials — 16.30%
Boeing †	74,217	14,323,139
Canadian National Railway	39,685	5,226,911
Carrier Global	191,979	11,159,739
Caterpillar	39,563	14,497,070
CSX	377,911	14,009,161
Delta Air Lines	160,815	7,698,214
Eaton	43,111	13,479,947
Equifax	28,169	7,535,771
General Dynamics	61,453	17,359,858
Honeywell International	149,879	30,762,665
Illinois Tool Works	36,839	9,885,009
Johnson Controls International	96,544	6,306,254
Northrop Grumman	50,210	24,033,519
Otis Worldwide	31,906	3,167,309
Owens Corning	68,839	11,482,345

Schedules of investments

Optimum Large Cap Value Fund

	Number of
	shares	Value (US $)
Common Stocks (continued)
Industrials (continued)
PACCAR	58,170	$7,206,681
Parker-Hannifin	32,733	18,192,674
Quanta Services	66,850	17,367,630
RTX	305,540	29,799,316
Textron	131,518	12,616,522
Trane Technologies	24,713	7,418,843
Union Pacific	74,630	18,353,756
Veralto	5,300	469,898
		302,352,231
Information Technology — 7.91%
Accenture Class A	50,638	17,551,637
Analog Devices	85,106	16,833,116
Broadcom	10,232	13,561,595
KLA	19,524	13,638,880
Micron Technology	138,221	16,294,874
Microsoft	29,257	12,309,005
Motorola Solutions	38,246	13,576,565
NXP Semiconductors	44,211	10,954,159
ON Semiconductor †	71,516	5,260,002
Oracle	110,323	13,857,672
Texas Instruments	74,056	12,901,296
		146,738,801
Materials — 3.78%
Air Products and Chemicals	38,603	9,352,349
Corteva	87,997	5,074,787
DuPont de Nemours	287,907	22,073,830
Freeport-McMoRan	237,571	11,170,588
Martin Marietta Materials	19,412	11,917,803
PPG Industries	43,120	6,248,088
Sherwin-Williams	12,385	4,301,682
		70,139,127
Real Estate — 3.13%
American Tower	56,714	11,206,119
Equity LifeStyle Properties	90,610	5,835,284
Prologis	210,370	27,394,382
Public Storage	46,854	13,590,471
		58,026,256
Utilities — 4.90%
American Electric Power	42,567	3,665,019
Dominion Energy	247,491	12,174,082
Duke Energy	315,403	30,502,624
Exelon	165,992	6,236,320
NextEra Energy	174,587	11,157,855
PG&E	358,721	6,012,164
Southern	216,446	15,527,836
Xcel Energy	103,520	5,564,200
		90,840,100
Total Common Stocks
(cost $1,281,325,290)		1,826,682,384

Short-Term Investments — 1.58%
Money Market Mutual Funds — 1.58%
BlackRock Liquidity FedFund – Institutional Shares (seven- day effective yield 5.20%)	7,306,954	7,306,954
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	7,306,954	7,306,954
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven- day effective yield 5.34%)	7,306,954	7,306,954
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	7,306,954	7,306,954
Total Short-Term Investments
(cost $29,227,816)		29,227,816
Total Value of Securities—100.04%
(cost $1,310,553,106)		$1,855,910,200

†	Non-income producing security.

Summary of abbreviations:

LLC – Limited Liability Corporation

S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund	March 31, 2024
	Number of
	shares	Value (US $)
Common Stocks — 98.86%
Communication Services — 0.23%
Lions Gate Entertainment Class B †	180,286	$1,678,463
		1,678,463
Consumer Discretionary — 11.82%
Academy Sports & Outdoors	51,323	3,466,355
Boot Barn Holdings †	26,403	2,512,245
Bowlero Class A	87,171	1,194,243
Burlington Stores †	30,644	7,115,230
Carnival †	174,208	2,846,559
Cava Group †	70,992	4,972,990
Deckers Outdoor †	4,421	4,161,310
Domino’s Pizza	16,556	8,226,345
DraftKings Class A †	161,315	7,325,314
Five Below †	17,429	3,161,272
International Game Technology	201,552	4,553,060
Meritage Homes	38,066	6,679,060
Monro	29,539	931,660
Ollie’s Bargain Outlet Holdings †	40,257	3,203,250
On Holding Class A †	74,565	2,638,110
Papa John’s International	40,912	2,724,739
Patrick Industries	22,678	2,709,341
Royal Caribbean Cruises †	27,764	3,859,474
Shake Shack Class A †	43,107	4,484,421
Skyline Champion †	36,674	3,117,657
Tapestry	84,366	4,005,698
Wynn Resorts	38,509	3,936,775
		87,825,108
Consumer Staples — 4.83%
BellRing Brands †	75,113	4,433,920
elf Beauty †	52,593	10,309,806
Freshpet †	77,256	8,950,880
Lamb Weston Holdings	35,638	3,796,516
Oddity Tech Class A †	47,647	2,070,262
Performance Food Group †	61,431	4,585,210
SunOpta †	258,731	1,777,482
		35,924,076
Energy — 3.13%
Callon Petroleum †	53,282	1,905,364
ChampionX	100,412	3,603,787
Chesapeake Energy	39,606	3,518,201
Matador Resources	183,958	12,282,876
TechnipFMC	76,854	1,929,804
		23,240,032
Financials — 11.21%
BGC Group Class A	549,493	4,269,561
Blue Owl Capital	401,960	7,580,966
BRP Group Class A †	154,974	4,484,948
Carlyle Group	76,075	3,568,678
Essent Group	63,185	3,760,139
Evercore Class A	18,531	3,568,885
Flywire †	128,354	3,184,463
Lazard	111,047	4,649,538
Palomar Holdings †	40,592	3,402,827
PennyMac Financial Services	101,988	9,290,087
Ryan Specialty Holdings	78,676	4,366,518
Shift4 Payments Class A †	39,374	2,601,440
Skyward Specialty Insurance Group †	101,069	3,780,991
Stifel Financial	62,373	4,875,698
Triumph Financial †	49,541	3,929,592
Virtu Financial Class A	84,435	1,732,606
W R Berkley	120,803	10,683,817
WEX †	15,076	3,581,002
		83,311,756
Healthcare — 21.58%
Adaptive Biotechnologies †	121,185	389,004
ADMA Biologics †	248,614	1,640,852
Alphatec Holdings †	179,088	2,469,624
Amicus Therapeutics †	233,865	2,754,930
Apellis Pharmaceuticals †	73,414	4,315,275
Avantor †	527,434	13,486,487
Axonics †	39,636	2,733,695
Axsome Therapeutics †	27,954	2,230,729
Azenta †	30,793	1,856,202
BioLife Solutions †	94,584	1,754,533
Blueprint Medicines †	62,926	5,969,160
Charles River Laboratories International †	33,117	8,973,051
CONMED	32,988	2,641,679
CRISPR Therapeutics †	27,678	1,886,533
Cytokinetics †	71,044	4,980,895
Dynavax Technologies †	169,878	2,108,186
Encompass Health	107,929	8,912,777
Evolent Health Class A †	92,817	3,043,469
Glaukos †	57,390	5,411,303
Haemonetics †	44,952	3,836,653
HealthEquity †	39,259	3,204,712
ICON †	18,503	6,216,083
Insmed †	92,061	2,497,615
Ionis Pharmaceuticals †	37,861	1,641,274
Iovance Biotherapeutics †	122,053	1,808,826
iRhythm Technologies †	58,785	6,819,060
Kiniksa Pharmaceuticals Class A †	75,628	1,492,140
Maravai LifeSciences Holdings Class A †	279,062	2,419,468
Myriad Genetics †	97,038	2,068,850
Natera †	91,366	8,356,334

Schedules of investments

Optimum Small-Mid Cap Growth Fund

	Number of
	shares	Value (US $)
Common Stocks (continued)
Healthcare (continued)
Neogen †	177,272	$2,797,352
Neurocrine Biosciences †	42,890	5,915,389
Phreesia †	97,455	2,332,098
Privia Health Group †	89,724	1,757,693
RadNet †	54,722	2,662,773
Repligen †	41,902	7,706,616
Sarepta Therapeutics †	11,136	1,441,667
SpringWorks Therapeutics †	38,435	1,891,771
Syndax Pharmaceuticals †	62,992	1,499,210
TransMedics Group †	21,302	1,575,070
Ultragenyx Pharmaceutical †	38,302	1,788,320
US Physical Therapy	33,251	3,753,040
Vericel †	97,497	5,071,794
Viking Therapeutics †	27,348	2,242,536
		160,354,728
Industrials — 19.71%
AAR †	32,453	1,942,961
Advanced Drainage Systems	22,230	3,828,895
Applied Industrial Technologies	28,510	5,632,151
ASGN †	49,540	5,189,810
Atkore	16,164	3,076,979
Axon Enterprise †	15,872	4,966,031
AZEK †	56,255	2,825,126
Boise Cascade	21,085	3,233,806
Builders FirstSource †	19,605	4,088,623
BWX Technologies	40,922	4,199,416
Chart Industries †	22,664	3,733,214
Core & Main Class A †	56,343	3,225,637
Crane	27,372	3,698,778
Dycom Industries †	28,833	4,138,400
Embraer ADR †	142,738	3,802,540
EMCOR Group	14,357	5,027,821
Flowserve	53,442	2,441,231
FTAI Aviation	51,262	3,449,933
FTI Consulting †	22,785	4,791,458
Generac Holdings †	17,818	2,247,563
GXO Logistics †	40,781	2,192,387
Howmet Aerospace	65,638	4,491,608
ICF International	31,570	4,755,389
KBR	78,743	5,012,779
Kirby †	25,603	2,440,478
Knight-Swift Transportation Holdings	49,054	2,698,951
Kratos Defense & Security Solutions †	295,889	5,438,440
Leidos Holdings	26,106	3,422,236
Lyft Class A †	131,055	2,535,914
Montrose Environmental Group †	72,199	2,828,035
MYR Group †	20,663	3,652,185
OPENLANE †	107,371	1,857,518
RB Global	20,952	1,595,914
Schneider National Class B	76,234	1,725,938
SPX Technologies †	34,852	4,291,327
SS&C Technologies Holdings	85,651	5,513,355
Verra Mobility †	187,702	4,686,919
Wabash National	105,794	3,167,472
XPO †	45,401	5,540,284
Zurn Elkay Water Solutions	91,974	3,078,370
		146,465,872
Information Technology — 21.19%
Advanced Energy Industries	27,125	2,766,208
BILL Holdings †	25,799	1,772,907
Box Class A †	158,686	4,493,988
Ciena †	72,048	3,562,774
Coherent †	58,811	3,565,123
Confluent Class A †	210,052	6,410,787
CyberArk Software †	26,861	7,135,087
DoubleVerify Holdings †	60,837	2,139,029
Elastic †	55,316	5,544,876
Enphase Energy †	29,541	3,573,870
Entegris	52,291	7,348,977
First Solar †	21,802	3,680,178
FormFactor †	45,937	2,096,105
HashiCorp Class A †	82,774	2,230,759
Itron †	31,715	2,934,272
Jamf Holding †	162,470	2,981,325
JFrog †	85,206	3,767,809
LiveRamp Holdings †	92,720	3,198,840
Lumentum Holdings †	43,227	2,046,798
Manhattan Associates †	27,531	6,889,082
MicroStrategy Class A †	2,402	4,094,353
MKS Instruments	20,104	2,673,832
Monday.com †	28,385	6,411,320
Nutanix Class A †	66,667	4,114,687
Onto Innovation †	39,354	7,126,222
PagerDuty †	112,411	2,549,481
PAR Technology †	54,153	2,456,380
PTC †	33,122	6,258,071
Pure Storage Class A †	55,712	2,896,467
Rambus †	57,936	3,581,024
Rogers †	18,742	2,224,488
SentinelOne Class A †	95,332	2,222,189
Sprout Social Class A †	47,479	2,834,971
Super Micro Computer †	4,436	4,480,493
Synaptics †	20,632	2,012,858
Teradyne	24,089	2,717,962
Trimble †	30,235	1,945,925
Varonis Systems †	73,228	3,454,165

	Number of
	shares	Value (US $)
Common Stocks (continued)
Information Technology (continued)
Vertex Class A †	205,403	$6,523,599
Western Digital †	103,846	7,086,451
Zuora Class A †	183,582	1,674,268
		157,478,000
Materials — 3.74%
Avery Dennison	16,678	3,723,363
Element Solutions	218,916	5,468,522
International Flavors & Fragrances	42,629	3,665,668
Martin Marietta Materials	14,375	8,825,387
Orion	123,903	2,914,199
Steel Dynamics	21,558	3,195,542
		27,792,681
Real Estate — 1.42%
DigitalBridge Group	128,900	2,483,903
Jones Lang LaSalle †	25,514	4,977,526
Ryman Hospitality Properties	26,636	3,079,388
		10,540,817
Total Common Stocks
(cost $611,856,359)		734,611,533

Convertible Preferred Stock — 0.02%
Honest Series D =, †, π	15,249	130,548
Total Convertible Preferred Stock
(cost $697,718)		130,548

Warrant — 0.00%
DraftKings strike price $11.50, expiration date 4/23/25 =, †	399	0
Total Warrant
(cost $0)		0

Short-Term Investments — 1.31%
Money Market Mutual Funds — 1.31%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	2,440,571	2,440,571
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	2,440,572	2,440,572
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	2,440,572	2,440,572
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	2,440,572	2,440,572
Total Short-Term Investments
(cost $9,762,287)		9,762,287
Total Value of Securities—100.19%
(cost $622,316,364)		$744,504,368
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2024, the aggregate value of restricted securities was $130,548 which represented percentage of 0.02% of the Fund’s net assets. See Note 10 in “Notes to financial statements” and the following table for additional details on restricted securities.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Honest Series D	8/3/15	$697,718	$130,548

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Optimum Small-Mid Cap Value Fund	March 31, 2024
	Number of
	shares	Value (US $)
Common Stocks — 98.20%
Communication Services — 4.56%
AMC Networks Class A †	30,800	$373,604
Fox Class A	51,300	1,604,151
Nexstar Media Group	99,489	17,140,960
Playtika Holding	189,100	1,333,155
Shutterstock	32,900	1,507,149
TEGNA	69,900	1,044,306
Ziff Davis †	131,474	8,288,121
		31,291,446
Consumer Discretionary — 12.00%
Aaron’s	45,700	342,750
Academy Sports & Outdoors	26,041	1,758,809
American Axle & Manufacturing Holdings †	93,200	685,952
Atmus Filtration Technologies †	135,837	4,380,743
Bloomin’ Brands	74,100	2,125,188
BorgWarner	41,200	1,431,288
Brunswick	21,300	2,055,876
Capri Holdings †	25,588	1,159,136
Dick’s Sporting Goods	17,900	4,024,994
Expedia Group †	17,400	2,396,850
Goodyear Tire & Rubber †	70,000	961,100
Guess?	47,500	1,494,825
H&R Block	40,400	1,984,044
Harley-Davidson	43,800	1,915,812
Haverty Furniture	43,900	1,497,868
Helen of Troy †	24,719	2,848,618
Jack in the Box	15,291	1,047,128
Kohl’s	47,900	1,396,285
Lear	8,300	1,202,504
Lithia Motors	34,708	10,442,249
Macy’s	73,400	1,467,266
Malibu Boats Class A †	19,500	843,960
Mohawk Industries †	13,600	1,780,104
Nordstrom	28,400	575,668
ODP †	29,100	1,543,755
Penske Automotive Group	19,800	3,207,402
Perdoceo Education	52,600	923,656
Phinia	12,800	491,904
Polaris	11,800	1,181,416
PulteGroup	47,700	5,753,574
PVH	23,100	3,248,091
Sally Beauty Holdings †	65,000	807,300
Shoe Carnival	400	14,656
Smith & Wesson Brands	67,800	1,177,008
Tapestry	37,600	1,785,248
Thor Industries	9,700	1,138,198
Toll Brothers	46,500	6,015,705
Travel + Leisure	12,500	612,000
Whirlpool	21,600	2,584,008
Winnebago Industries	28,300	2,094,200
		82,397,138
Consumer Staples — 5.65%
Albertsons Class A	103,000	2,208,320
Bunge Global	15,200	1,558,304
Conagra Brands	37,200	1,102,608
Herbalife †	35,500	356,775
Ingles Markets Class A	12,677	972,072
Ingredion	30,700	3,587,295
Molson Coors Beverage Class B	78,000	5,245,500
Spectrum Brands Holdings	118,097	10,511,814
Sprouts Farmers Market †	78,800	5,081,024
US Foods Holding †	150,975	8,148,121
		38,771,833
Energy — 6.64%
APA	51,700	1,777,446
California Resources	36,800	2,027,680
CNX Resources †	101,800	2,414,696
DT Midstream	196,496	12,005,906
Helmerich & Payne	37,700	1,585,662
HF Sinclair	68,100	4,111,197
Marathon Oil	139,800	3,961,932
PBF Energy Class A	20,900	1,203,213
Scorpio Tankers	20,200	1,445,310
TechnipFMC	400,741	10,062,606
Viper Energy	96,811	3,723,351
Vitesse Energy	9,109	216,157
World Kinect	39,900	1,055,355
		45,590,511
Financials — 18.43%
Affiliated Managers Group	9,500	1,590,965
Ally Financial	70,700	2,869,713
American Financial Group	8,600	1,173,728
Annaly Capital Management	52,450	1,032,741
Apollo Commercial Real Estate Finance	77,600	864,464
Ares Capital	85,300	1,775,946
Associated Banc-Corp	121,500	2,613,465
Banco Latinoamericano de Comercio Exterior Class E	59,900	1,774,238
Berkshire Hills Bancorp	54,900	1,258,308
BGC Group Class A	1,068,639	8,303,325
Blue Owl Capital	77,200	1,187,336
Carlyle Secured Lending	64,600	1,051,688
Cathay General Bancorp	30,000	1,134,900
Citizens Financial Group	37,300	1,353,617
CNA Financial	40,395	1,834,741
CNO Financial Group	144,200	3,962,616

	Number of
	shares	Value (US $)
Common Stocks (continued)
Financials (continued)
Columbia Banking System	253,433	$4,903,929
Comerica	46,200	2,540,538
Corpay †	5,600	1,727,824
Customers Bancorp †	30,400	1,613,024
Employers Holdings	49,100	2,228,649
Equitable Holdings	33,100	1,258,131
Essent Group	26,800	1,594,868
Euronet Worldwide †	46,195	5,078,216
Everest Group	4,800	1,908,000
Fidelity National Financial	31,900	1,693,890
Fifth Third Bancorp	57,600	2,143,296
First BanCorp	66,100	1,159,394
First Busey	74,400	1,789,320
First Merchants	167,290	5,838,421
FS KKR Capital	57,750	1,101,292
Hancock Whitney	24,300	1,118,772
Hanmi Financial	56,800	904,256
Hope Bancorp	122,400	1,408,824
Lincoln National	33,300	1,063,269
MGIC Investment	107,200	2,396,992
NCR Atleos †	18,600	367,350
New Mountain Finance	95,300	1,207,451
Oaktree Specialty Lending	1,431	28,133
OFG Bancorp	70,900	2,609,829
Old Republic International	40,800	1,253,376
OneMain Holdings	24,900	1,272,141
Pacific Premier Bancorp	222,253	5,334,072
Popular	18,700	1,647,283
Preferred Bank	7,406	568,559
PROG Holdings	39,600	1,363,824
Radian Group	69,500	2,326,165
Regions Financial	135,500	2,850,920
Reinsurance Group of America	13,600	2,623,168
Rithm Capital	131,300	1,465,308
Starwood Property Trust	470,849	9,572,360
Synchrony Financial	59,000	2,544,080
Synovus Financial	32,900	1,317,974
Universal Insurance Holdings	11,600	235,712
Unum Group	75,700	4,062,062
Veritex Holdings	51,700	1,059,333
Victory Capital Holdings Class A	39,300	1,667,499
Western Union	66,100	924,078
Zions Bancorp	67,700	2,938,180
		126,491,553
Healthcare — 6.40%
DaVita †	16,400	2,264,020
Enovis †	105,265	6,573,799
Exelixis †	100,800	2,391,984
Globus Medical Class A †	76,631	4,110,487
Ironwood Pharmaceuticals †	167,200	1,456,312
Jazz Pharmaceuticals †	35,100	4,226,742
Ligand Pharmaceuticals †	70,694	5,167,732
LivaNova †	80,695	4,514,078
Organon & Co.	88,243	1,658,968
QuidelOrtho †	36,330	1,741,660
Select Medical Holdings	33,800	1,019,070
United Therapeutics †	11,800	2,710,696
Universal Health Services Class B	22,600	4,123,596
Viatris	165,100	1,971,294
		43,930,438
Industrials — 21.70%
ACCO Brands	146,000	819,060
Acuity Brands	13,900	3,735,347
AGCO	42,100	5,179,142
Allison Transmission Holdings	55,500	4,504,380
Apogee Enterprises	36,200	2,143,040
ArcBest	20,700	2,949,750
Atkore	30,700	5,844,052
Boise Cascade	21,300	3,266,781
Builders FirstSource †	23,200	4,838,360
BWX Technologies	145,587	14,940,138
CNH Industrial	199,400	2,584,224
Covenant Logistics Group	56,394	2,614,426
CSG Systems International	21,152	1,090,174
Deluxe	29,800	613,582
Encore Wire	7,300	1,918,294
Ennis	45,800	939,358
Esab	97,945	10,829,779
Griffon	17,900	1,312,786
GXO Logistics †	175,571	9,438,697
Huntington Ingalls Industries	6,200	1,807,114
Kaman	92,046	4,222,150
ManpowerGroup	26,300	2,041,932
Matson	8,800	989,120
Middleby †	22,380	3,598,480
MillerKnoll	86,600	2,144,216
Moog Class A	7,900	1,261,235
OPENLANE †	466,472	8,069,965
Oshkosh	22,400	2,793,504
Owens Corning	29,600	4,937,280
Primoris Services	66,384	2,825,967
Quanex Building Products	54,980	2,112,881
RB Global	47,765	3,638,260
Ryder System	27,700	3,329,263
Snap-on	9,300	2,754,846
Textron	54,600	5,237,778
Timken	10,800	944,244
United Airlines Holdings †	31,900	1,527,372

Schedules of investments

Optimum Small-Mid Cap Value Fund

	Number of
	shares	Value (US $)
Common Stocks (continued)
Industrials (continued)
Verra Mobility †	290,643	$7,257,356
Wabash National	45,100	1,350,294
XPO †	53,628	6,544,225
		148,948,852
Information Technology — 7.63%
ACI Worldwide †	181,158	6,016,257
Adeia	157,800	1,723,176
Amdocs	22,500	2,033,325
Amkor Technology	102,600	3,307,824
Arrow Electronics †	24,580	3,182,127
Cirrus Logic †	15,100	1,397,656
Dropbox Class A †	33,500	814,050
Jabil	27,500	3,683,625
Kimball Electronics †	36,600	792,390
Kyndryl Holdings †	242,912	5,285,765
Methode Electronics	16,700	203,406
NCR Voyix †	37,200	469,836
NetApp	32,700	3,432,519
Sanmina †	53,000	3,295,540
Skyworks Solutions	14,400	1,559,808
TD SYNNEX	13,700	1,549,470
Teledyne Technologies †	9,457	4,060,079
Teradata †	70,213	2,715,137
Verint Systems †	151,470	5,021,231
Vishay Precision Group †	21,000	741,930
Xerox Holdings	61,300	1,097,270
		52,382,421
Materials — 7.29%
Arch Resources	6,700	1,077,293
Ashland	36,219	3,526,644
Axalta Coating Systems †	298,025	10,249,079
Berry Global Group	48,200	2,915,136
Chemours	37,600	987,376
Eastman Chemical	12,000	1,202,640
FMC	43,767	2,787,958
Greif Class A	17,100	1,180,755
Koppers Holdings	37,700	2,079,909
Mosaic	37,000	1,201,020
O-I Glass †	59,800	992,082
Reliance	9,600	3,208,128
Silgan Holdings	313,896	15,242,790
Steel Dynamics	22,700	3,364,821
		50,015,631
Real Estate — 6.05%
American Assets Trust	37,200	815,052
Apple Hospitality REIT	103,500	1,695,330
Armada Hoffler Properties	100,700	1,047,280
Brixmor Property Group	80,400	1,885,380
City Office REIT	137,000	713,770
CTO Realty Growth	46,500	788,175
EPR Properties	45,900	1,948,455
Equity Commonwealth †	259,450	4,898,416
Franklin Street Properties	93,612	212,499
Gaming and Leisure Properties	256,464	11,815,296
Host Hotels & Resorts	140,600	2,907,608
Industrial Logistics Properties Trust	63,789	273,655
Kite Realty Group Trust	63,600	1,378,848
Newmark Group Class A	403,555	4,475,425
Office Properties Income Trust	45,688	93,204
Omega Healthcare Investors	32,700	1,035,609
Piedmont Office Realty Trust Class A	78,300	550,449
Sabra Health Care REIT	164,500	2,429,665
Service Properties Trust	104,300	707,154
Tanger	41,100	1,213,683
Uniti Group	107,160	632,244
		41,517,197
Utilities — 1.85%
National Fuel Gas	44,100	2,369,052
NRG Energy	39,500	2,673,755
UGI	45,200	1,109,208
Vistra	93,700	6,526,205
		12,678,220
Total Common Stocks
(cost $540,653,470)		674,015,240

Short-Term Investments — 1.70%
Money Market Mutual Funds — 1.70%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	2,922,640	2,922,640
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	2,922,641	2,922,641
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	2,922,641	2,922,641

	Number of
	shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	2,922,641	$2,922,641
Total Short-Term Investments
(cost $11,690,563)		11,690,563
Total Value of Securities—99.90%
(cost $552,344,033)		$685,705,803
†	Non-income producing security.

Summary of abbreviations:

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Optimum Fund Trust	March 31, 2024
	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Assets:
Investments, at value*	$2,898,990,431	$794,482,352	$1,950,273,170	$1,855,910,200	$744,504,368	$685,705,803
Repurchase agreements, at value**	754,104,415	—	—	—	—	—
Foreign currencies, at valueΔ	1,617,408	1,346,563	481,274	21,261	—	—
Cash	2,364,682	642,975	370,059	794,607	42,694	338,140
Cash collateral due from brokers	10,976,315	—	—	—	—	—
Receivable for securities sold	355,624,131	—	5,282,998	2,510,772	11,205,027	—
Dividends and interest receivable	18,476,196	1,715,120	263,761	1,455,034	223,699	1,206,719
Receivable for fund shares sold	3,870,115	1,054,118	2,406,106	2,153,605	990,790	755,793
Unrealized appreciation on forward foreign currency exchange contracts	1,638,033	—	—	—	—	—
Due from brokers	1,495,902	—	—	—	—	—
Unrealized appreciation on over-the-counter credit default swap contracts	764,013	—	—	—	—	—
Variation margin due from brokers on centrally cleared interest rate swap contracts	250,783	—	—	—	—	—
Prepaid expenses	77,293	42,806	60,406	61,640	38,345	39,736
Variation margin due from brokers on centrally cleared credit default swap contracts	5,302	—	—	—	—	—
Swap payments receivable	439	—	—	—	—	—
Foreign tax reclaims receivable	—	2,731,424	20,812	344,078	—	—
Total Assets	4,050,255,458	802,015,358	1,959,158,586	1,863,251,197	757,004,923	688,046,191

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Liabilities:
Options written, at valueΣ	$80,644	$—	$—	$—	$—	$—
Payable for securities purchased	1,334,470,959	225,847	2,356,191	3,739,606	12,085,183	4,481
Payable for fund shares redeemed	4,665,427	1,087,016	3,325,282	3,198,447	1,282,607	1,174,945
Cash collateral due to brokers	4,662,000	—	—	—	—	—
Due to brokers	2,126,309	—	—	—	—	—
Investment management fees payable to affiliates	1,137,928	707,093	652,863	477,810	258,289	199,697
Unrealized depreciation on forward foreign currency exchange contracts	756,387	—	1,004	—	—	—
Other accrued expenses	749,827	356,247	500,921	501,726	283,890	264,271
Upfront payments received on over-the-counter credit default swap contracts	400,064	—	—	—	—	—
Variation margin due to brokers on centrally cleared interest rate swap contracts	359,964	—	—	—	—	—
Unrealized depreciation on over-the-counter credit default swap contracts	124,297	—	—	—	—	—
Accounting fees payable to affiliates	118,636	34,486	82,861	77,094	31,787	28,901
Variation margin due to brokers on future contracts	103,724	—	—	—	—	—
Distribution fees payable to affiliates	11,775	3,519	14,081	12,663	2,041	1,673
Variation margin due to brokers on centrally cleared credit default swap contracts	713	—	—	—	—	—
Accrued capital gains taxes on appreciated securities	—	823,668	—	—	—	—
Total Liabilities	1,349,768,654	3,237,876	6,933,203	8,007,346	13,943,797	1,673,968
Total Net Assets	$2,700,486,804	$798,777,482	$1,952,225,383	$1,855,243,851	$743,061,126	$686,372,223

Net Assets Consist of:
Paid-in capital	$3,136,085,283	$893,480,961	$1,134,796,430	$1,263,934,042	$694,950,879	$563,487,155
Total distributable earnings (loss)	(435,598,479)	(94,703,479)	817,428,953	591,309,809	48,110,247	122,885,068
Total Net Assets	$2,700,486,804	$798,777,482	$1,952,225,383	$1,855,243,851	$743,061,126	$686,372,223

Statements of assets and liabilities

Optimum Fund Trust

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Net Asset Value

Class A:
Net assets	$54,168,998	$15,524,005	$63,520,680	$58,599,240	$9,173,911	$7,746,342
Shares of beneficial interest outstanding, unlimited authorization, no par	6,643,970	1,262,273	3,251,748	3,080,103	809,384	556,895
Net asset value per share	$8.15	$12.30	$19.53	$19.03	$11.33	$13.91
Sales charge	4.50%	5.75%	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$8.53	$13.05	$20.72	$20.19	$12.02	$14.76

Class C:
Net assets	$331,414	$254,954	$688,448	$573,080	$141,637	$87,843
Shares of beneficial interest outstanding, unlimited authorization, no par	38,799	20,826	51,912	30,287	21,112	7,508
Net asset value per share	$8.54	$12.24	$13.26	$18.92	$6.71	$11.70

Institutional Class:
Net assets	$2,645,986,392	$782,998,523	$1,888,016,255	$1,796,071,531	$733,745,578	$678,538,038
Shares of beneficial interest outstanding, unlimited authorization, no par	324,567,778	62,964,057	83,866,046	93,727,558	53,644,851	44,970,872
Net asset value per share	$8.15	$12.44	$22.51	$19.16	$13.68	$15.09

*Investments, at cost	$3,035,759,972	$725,826,279	$1,217,553,188	$1,310,553,106	$622,316,364	$552,344,033
**Repurchase agreements, at cost	754,104,415	—	—	—	—	—
ΔForeign currencies, at cost	2,194,906	1,352,619	481,489	21,220	—	—
ΣOptions written, premium received	(172,078)	—	—	—	—	—

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Optimum Fund Trust	Year ended March 31, 2024
	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Investment Income:
Interest	$123,596,071	$—	$—	$—	$—	$—
Dividends	1,596,372	19,112,081	10,690,067	40,685,421	3,467,632	15,320,649
Reclaim income	—	1,018,760	—	—	—	—
Foreign tax withheld	—	(2,294,530)	(15,207)	(122,869)	(4,253)	(24,251)
	125,192,443	17,836,311	10,674,860	40,562,552	3,463,379	15,296,398

Expenses:
Management fees	13,269,630	5,637,130	12,017,720	11,354,317	6,115,023	5,912,261
Distribution expenses — Class A	137,533	36,106	137,392	131,101	20,403	17,189
Distribution expenses — Class C	30,913	10,623	45,705	41,723	7,489	6,106
Dividend disbursing and transfer agent fees and expenses	4,793,030	1,375,268	3,134,809	3,201,317	1,072,141	1,161,280
Accounting fees	1,985,376	544,514	1,292,357	1,424,773	501,431	518,055
Trustees’ fees and expenses	444,903	135,704	300,952	288,454	103,173	124,114
Interest expense	333,399	—	—	—	—	—
Legal fees	270,252	31,225	134,719	147,930	51,429	66,324
Reports and statements to shareholders expenses	186,410	157,983	502,332	400,414	262,734	201,267
Registration fees	73,554	61,293	74,916	74,115	61,922	65,774
Audit and tax fees	42,962	76,435	40,453	34,868	35,381	37,605
Custodian fees	754	216,509	169,501	126,602	185,002	156,088
Other	259,250	80,918	45,242	53,902	19,053	21,650
	21,827,966	8,363,708	17,896,098	17,279,516	8,435,181	8,287,713
Less expenses waived	—	(160,310)	(1,267,953)	(737,520)	(715,440)	(650,043)
Less expenses paid indirectly	(10)	(8)	(11)	(11)	(10)	(10)
Total operating expenses	21,827,956	8,203,390	16,628,134	16,541,985	7,719,731	7,637,660
Net Investment Income (Loss)	103,364,487	9,632,921	(5,953,274)	24,020,567	(4,256,352)	7,658,738

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Optimum Fund Trust

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*, 1	$(84,122,195)	$(20,460,514)	$172,707,974	$247,325,700	$19,853,630	$(10,985,064)
Foreign currencies	(2,707,856)	(1,998,374)	20,977	54,110	—	—
Forward foreign currency exchange contracts	13,738,142	—	537,059	—	—	—
Futures contracts	(18,155,412)	—	—	—	—	—
Options purchased	301,255	—	—	—	—	—
Options written	606,154	—	—	—	—	—
Swap contracts	(6,708,357)	—	—	—	—	—
Net realized gain (loss)	(97,048,269)	(22,458,888)	173,266,010	247,379,810	19,853,630	(10,985,064)

Net change in unrealized appreciation (depreciation) on:
Investments[2]	52,334,247	104,214,753	418,616,227	72,000,022	97,164,874	114,046,915
Foreign currencies	(1,012,991)	(24,787)	(1,019)	(8,425)	—	—
Forward foreign currency exchange contracts	(921,171)	—	(726)	—	—	—
Futures contracts	(5,203,638)	—	—	—	—	—
Options purchased	(3,176,705)	—	—	—	—	—
Options written	5,463,134	—	—	—	—	—
Swap contracts	11,874,710	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	59,357,586	104,189,966	418,614,482	71,991,597	97,164,874	114,046,915
Net Realized and Unrealized Gain (Loss)	(37,690,683)	81,731,078	591,880,492	319,371,407	117,018,504	103,061,851
Net Increase (Decrease) in Net Assets Resulting from Operations	$65,673,804	$91,363,999	$585,927,218	$343,391,974	$112,762,152	$110,720,589
*	Includes $612,675 in proceeds received from settlement of class action litigation for Optimum Large Cap Growth Fund.
[1]	Includes $(153,854) capital gains tax paid for Optimum International Fund.
[2]	Includes increase of $823,668 capital gains tax accrued for Optimum International Fund.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Optimum Fund Trust

	Optimum		Optimum
	Fixed Income		International
	Fund		Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$103,364,487	$67,314,384	$9,632,921	$18,109,957
Net realized gain (loss)	(97,048,269)	(185,736,107)	(22,458,888)	(139,050,026)
Net change in unrealized appreciation (depreciation)	59,357,586	(54,527,674)	104,189,966	12,487,240
Net increase (decrease) in net assets resulting from operations	65,673,804	(172,949,397)	91,363,999	(108,452,829)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,653,757)	(1,965,455)	(184,292)	(420,885)
Class C	—	(1,279)	—	—
Institutional Class	(85,527,880)	(78,006,286)	(10,418,320)	(16,552,929)
	(87,181,637)	(79,973,020)	(10,602,612)	(16,973,814)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	5,748,238	45,934,561	1,461,969	10,298,520
Class C	54,076	1,136,989	5,847	280,813
Institutional Class	734,810,023	372,664,096	332,589,015	105,957,924

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,646,647	1,965,203	183,835	420,447
Class C	—	1,255	—	—
Institutional Class	85,474,354	77,934,531	10,409,367	16,539,386
	827,733,338	499,636,635	344,650,033	133,497,090
Cost of shares redeemed:
Class A	(11,292,566)	(8,631,042)	(2,351,959)	(2,036,857)
Class C	(4,664,617)	(61,670,496)	(1,376,214)	(13,529,499)
Institutional Class	(526,073,688)	(582,844,704)	(230,325,636)	(312,583,865)
	(542,030,871)	(653,146,242)	(234,053,809)	(328,150,221)
Increase (decrease) in net assets derived from capital share transactions	285,702,467	(153,509,607)	110,596,224	(194,653,131)
Net Increase (Decrease) in Net Assets	264,194,634	(406,432,024)	191,357,611	(320,079,774)

Net Assets:
Beginning of year	2,436,292,170	2,842,724,194	607,419,871	927,499,645
End of year	$2,700,486,804	$2,436,292,170	$798,777,482	$607,419,871

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Optimum Fund Trust

	Optimum		Optimum
	Large Cap		Large Cap
	Growth Fund		Value Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(5,953,274)	$(3,421,826)	$24,020,567	$26,521,707
Net realized gain (loss)	173,266,010	111,142,905	247,379,810	119,075,510
Net change in unrealized appreciation (depreciation)	418,614,482	(387,608,065)	71,991,597	(241,744,357)
Net increase (decrease) in net assets resulting from operations	585,927,218	(279,886,986)	343,391,974	(96,147,140)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(7,129,965)	(2,458,356)	(8,070,840)	(3,341,089)
Class C	(105,595)	(450,307)	(73,176)	(342,191)
Institutional Class	(179,461,654)	(71,264,669)	(237,846,957)	(120,346,100)
	(186,697,214)	(74,173,332)	(245,990,973)	(124,029,380)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	7,189,784	33,398,822	6,477,071	39,649,598
Class C	65,143	644,530	35,872	362,130
Institutional Class	248,781,029	373,013,489	241,401,565	468,582,728

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	7,105,011	2,454,756	8,014,905	3,337,679
Class C	102,996	448,282	70,543	325,642
Institutional Class	179,265,155	71,183,682	237,618,007	120,186,745
	442,509,118	481,143,561	493,617,963	632,444,522
Cost of shares redeemed:
Class A	(11,443,788)	(7,114,887)	(9,864,233)	(9,413,669)
Class C	(7,135,227)	(45,095,685)	(6,075,275)	(55,344,441)
Institutional Class	(650,331,670)	(282,886,246)	(755,443,832)	(388,298,146)
	(668,910,685)	(335,096,818)	(771,383,340)	(453,056,256)
Increase (decrease) in net assets derived from capital share transactions	(226,401,567)	146,046,743	(277,765,377)	179,388,266
Net Increase (Decrease) in Net Assets	172,828,437	(208,013,575)	(180,364,376)	(40,788,254)

Net Assets:
Beginning of year	1,779,396,946	1,987,410,521	2,035,608,227	2,076,396,481
End of year	$1,952,225,383	$1,779,396,946	$1,855,243,851	$2,035,608,227

See accompanying notes, which are an integral part of the financial statements.

	Optimum		Optimum
	Small-Mid Cap		Small-Mid Cap
	Growth Fund		Value Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(4,256,352)	$(5,208,782)	$7,658,738	$8,845,894
Net realized gain (loss)	19,853,630	(79,410,404)	(10,985,064)	20,209,800
Net change in unrealized appreciation (depreciation)	97,164,874	(19,782,519)	114,046,915	(127,888,299)
Net increase (decrease) in net assets resulting from operations	112,762,152	(104,401,705)	110,720,589	(98,832,605)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	—	(794,483)	(110,527)	(657,170)
Class C	—	(183,775)	(9)	(94,176)
Institutional Class	—	(37,728,231)	(8,708,125)	(51,124,848)
	—	(38,706,489)	(8,818,661)	(51,876,194)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	1,047,284	5,753,368	865,711	5,353,981
Class C	3,268	141,183	2,223	67,209
Institutional Class	245,329,622	102,343,208	138,929,950	98,641,309

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	—	793,457	110,228	656,496
Class C	—	183,031	10	89,466
Institutional Class	—	37,695,573	8,700,068	51,091,326
	246,380,174	146,909,820	148,608,190	155,899,787
Cost of shares redeemed:
Class A	(1,419,536)	(1,169,748)	(1,212,191)	(1,207,087)
Class C	(993,819)	(7,814,646)	(872,013)	(7,525,897)
Institutional Class	(115,195,899)	(239,862,393)	(173,600,060)	(177,151,622)
	(117,609,254)	(248,846,787)	(175,684,264)	(185,884,606)
Increase (decrease) in net assets derived from capital share transactions	128,770,920	(101,936,967)	(27,076,074)	(29,984,819)
Net Increase (Decrease) in Net Assets	241,533,072	(245,045,161)	74,825,854	(180,693,618)

Net Assets:
Beginning of year	501,528,054	746,573,215	611,546,369	792,239,987
End of year	$743,061,126	$501,528,054	$686,372,223	$611,546,369

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Fixed Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$8.22	$9.04	$9.70	$9.67	$9.46

Income (loss) from investment operations:
Net investment income[1]	0.29	0.20	0.14	0.15	0.21
Net realized and unrealized gain (loss)	(0.12)	(0.76)	(0.61)	0.37	0.29
Total from investment operations	0.17	(0.56)	(0.47)	0.52	0.50

Less dividends and distributions from:
Net investment income	(0.24)	(0.26)	(0.15)	(0.15)	(0.23)
Net realized gain	—	— [2]	(0.04)	(0.34)	(0.06)
Total dividends and distributions	(0.24)	(0.26)	(0.19)	(0.49)	(0.29)

Net asset value, end of period	$8.15	$8.22	$9.04	$9.70	$9.67

Total return[3]	2.15%	(6.10)%	(4.99)%	5.21%	5.24%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$54,169	$58,498	$21,244	$24,142	$24,827
Ratio of expenses to average net assets[5,6]	1.06%	1.06%	1.05%	1.06%	1.07%
Ratio of expenses to average net assets prior to fees waived[5]	1.06%	1.06%	1.05%	1.06%	1.07%
Ratio of net investment income to average net assets	3.64%	2.42%	1.40%	1.52%	2.11%
Ratio of net investment income to average net assets prior to fees waived	3.64%	2.42%	1.40%	1.52%	2.11%
Portfolio turnover	341%[7]	254%	219%[7]	217%[7]	361%[7]
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.04% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The ratios of expenses to average net assets excluding interest expense for the year ended March 31, 2024 was 1.05%.
[7]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

See accompanying notes, which are an integral part of the financial statements.

Optimum Fixed Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$8.42	$9.05	$9.69	$9.67	$9.45

Income (loss) from investment operations:
Net investment income[1]	0.24	0.14	0.06	0.08	0.13
Net realized and unrealized gain (loss)	(0.12)	(0.77)	(0.59)	0.35	0.30
Total from investment operations	0.12	(0.63)	(0.53)	0.43	0.43

Less dividends and distributions from:
Net investment income	—	—	(0.07)	(0.07)	(0.15)
Net realized gain	—	— [2]	(0.04)	(0.34)	(0.06)
Total dividends and distributions	—	—	(0.11)	(0.41)	(0.21)

Net asset value, end of period	$8.54	$8.42	$9.05	$9.69	$9.67

Total return[3]	1.43%	(6.94)%	(5.55)%	4.30%	4.55%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$332	$5,048	$71,985	$85,821	$85,853
Ratio of expenses to average net assets[5,6]	1.81%	1.81%	1.80%	1.81%	1.82%
Ratio of expenses to average net assets prior to fees waived[5]	1.81%	1.81%	1.80%	1.81%	1.82%
Ratio of net investment income to average net assets	2.89%	1.67%	0.65%	0.77%	1.36%
Ratio of net investment income to average net assets prior to fees waived	2.89%	1.67%	0.65%	0.77%	1.36%
Portfolio turnover	341%[7]	254%	219%[7]	217%[7]	361%[7]
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.04% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The ratios of expenses to average net assets excluding interest expense for the year ended March 31, 2024 was 1.80%.
[7]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Fixed Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$8.22	$9.03	$9.68	$9.66	$9.45

Income (loss) from investment operations:
Net investment income[1]	0.31	0.22	0.16	0.18	0.23
Net realized and unrealized gain (loss)	(0.12)	(0.76)	(0.59)	0.36	0.29
Total from investment operations	0.19	(0.54)	(0.43)	0.54	0.52

Less dividends and distributions from:
Net investment income	(0.26)	(0.27)	(0.18)	(0.18)	(0.25)
Net realized gain	—	— [2]	(0.04)	(0.34)	(0.06)
Total dividends and distributions	(0.26)	(0.27)	(0.22)	(0.52)	(0.31)

Net asset value, end of period	$8.15	$8.22	$9.03	$9.68	$9.66

Total return[3]	2.43%	(5.91)%	(4.65)%	5.37%	5.52%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,645,986	$2,372,746	$2,749,495	$2,725,281	$2,378,904
Ratio of expenses to average net assets[5,6]	0.81%	0.81%	0.80%	0.81%	0.82%
Ratio of expenses to average net assets prior to fees waived[5]	0.81%	0.81%	0.80%	0.81%	0.82%
Ratio of net investment income to average net assets	3.89%	2.67%	1.65%	1.77%	2.36%
Ratio of net investment income to average net assets prior to fees waived	3.89%	2.67%	1.65%	1.77%	2.36%
Portfolio turnover	341%[7]	254%	219%[7]	217%[7]	361%[7]
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.04% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The ratios of expenses to average net assets excluding interest expense for the year ended March 31, 2024 was 0.80%.
[7]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$11.08	$12.33	$15.40	$9.93	$12.59

Income (loss) from investment operations:
Net investment income[1]	0.11	0.25	0.22	0.16	0.20
Net realized and unrealized gain (loss)	1.25	(1.19)	(1.20)	5.59	(2.61)
Total from investment operations	1.36	(0.94)	(0.98)	5.75	(2.41)

Less dividends and distributions from:
Net investment income	(0.14)	(0.31)	(0.27)	(0.12)	(0.21)
Net realized gain	—	—	(1.82)	(0.16)	(0.04)
Total dividends and distributions	(0.14)	(0.31)	(2.09)	(0.28)	(0.25)

Net asset value, end of period	$12.30	$11.08	$12.33	$15.40	$9.93

Total return[2]	12.42%	(7.49)%	(7.55)%	58.20%	(19.62)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,524	$14,663	$6,071	$7,494	$5,121
Ratio of expenses to average net assets[3]	1.32%	1.31%	1.34%	1.34%	1.37%
Ratio of expenses to average net assets prior to fees waived[3]	1.34%	1.38%	1.36%	1.35%	1.39%
Ratio of net investment income to average net assets	1.02%	2.37%	1.46%	1.21%	1.62%
Ratio of net investment income to average net assets prior to fees waived	1.00%	2.30%	1.44%	1.20%	1.60%
Portfolio turnover	73%	54%	106%	71%	51%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum International Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$10.98	$11.96	$14.98	$9.68	$12.27

Income (loss) from investment operations:
Net investment income[1]	0.03	0.17	0.10	0.06	0.11
Net realized and unrealized gain (loss)	1.23	(1.15)	(1.15)	5.43	(2.54)
Total from investment operations	1.26	(0.98)	(1.05)	5.49	(2.43)

Less dividends and distributions from:
Net investment income	—	—	(0.15)	(0.03)	(0.12)
Net realized gain	—	—	(1.82)	(0.16)	(0.04)
Total dividends and distributions	—	—	(1.97)	(0.19)	(0.16)

Net asset value, end of period	$12.24	$10.98	$11.96	$14.98	$9.68

Total return[2]	11.48%	(8.19)%	(8.21)%	56.92%	(20.16)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$255	$1,598	$17,442	$22,367	$15,138
Ratio of expenses to average net assets[3]	2.07%	2.06%	2.09%	2.09%	2.12%
Ratio of expenses to average net assets prior to fees waived[3]	2.09%	2.13%	2.11%	2.10%	2.14%
Ratio of net investment income to average net assets	0.27%	1.62%	0.71%	0.46%	0.87%
Ratio of net investment income to average net assets prior to fees waived	0.25%	1.55%	0.69%	0.45%	0.85%
Portfolio turnover	73%	54%	106%	71%	51%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$11.20	$12.44	$15.52	$10.00	$12.68

Income (loss) from investment operations:
Net investment income[1]	0.14	0.28	0.26	0.19	0.24
Net realized and unrealized gain (loss)	1.26	(1.20)	(1.21)	5.64	(2.63)
Total from investment operations	1.40	(0.92)	(0.95)	5.83	(2.39)

Less dividends and distributions from:
Net investment income	(0.16)	(0.32)	(0.31)	(0.15)	(0.25)
Net realized gain	—	—	(1.82)	(0.16)	(0.04)
Total dividends and distributions	(0.16)	(0.32)	(2.13)	(0.31)	(0.29)

Net asset value, end of period	$12.44	$11.20	$12.44	$15.52	$10.00

Total return[2]	12.69%	(7.24)%	(7.31)%	58.64%	(19.44)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$782,998	$591,159	$903,987	$901,797	$406,933
Ratio of expenses to average net assets[3]	1.07%	1.06%	1.09%	1.09%	1.12%
Ratio of expenses to average net assets prior to fees waived[3]	1.09%	1.13%	1.11%	1.10%	1.14%
Ratio of net investment income to average net assets	1.27%	2.62%	1.71%	1.46%	1.87%
Ratio of net investment income to average net assets prior to fees waived	1.25%	2.55%	1.69%	1.45%	1.85%
Portfolio turnover	73%	54%	106%	71%	51%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$16.09	$19.88	$22.49	$15.51	$16.70

Income (loss) from investment operations:
Net investment loss[1]	(0.10)	(0.07)	(0.19)	(0.14)	(0.07)
Net realized and unrealized gain (loss)	5.84	(2.93)	1.26	9.03	(0.53)
Total from investment operations	5.74	(3.00)	1.07	8.89	(0.60)

Less dividends and distributions from:
Net realized gain	(2.30)	(0.79)	(3.68)	(1.91)	(0.59)
Total dividends and distributions	(2.30)	(0.79)	(3.68)	(1.91)	(0.59)

Net asset value, end of period	$19.53	$16.09	$19.88	$22.49	$15.51

Total return[2]	38.23%[3]	(14.76)%[3]	2.49%[3]	57.75%	(4.03)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$63,521	$49,563	$23,861	$27,906	$22,363
Ratio of expenses to average net assets[4]	1.19%	1.17%	1.22%	1.23%	1.24%
Ratio of expenses to average net assets prior to fees waived[4]	1.26%	1.25%	1.22%	1.23%	1.24%
Ratio of net investment loss to average net assets	(0.58)%	(0.43)%	(0.80)%	(0.65)%	(0.38)%
Ratio of net investment loss to average net assets prior to fees waived	(0.65)%	(0.51)%	(0.80)%	(0.65)%	(0.38)%
Portfolio turnover	48%	90%[5]	25%	27%	29%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	As a result of American Century Management, Inc. and Los Angeles Capital Management LLC replacing T. Rowe Price and ClearBridge Investments, LLC as the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2023, the Fund’s portfolio turnover rate increased during the year ended March 31, 2023.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$11.64	$14.77	$17.63	$12.52	$13.68

Income (loss) from investment operations:
Net investment loss[1]	(0.17)	(0.14)	(0.28)	(0.24)	(0.16)
Net realized and unrealized gain (loss)	4.09	(2.20)	1.10	7.26	(0.41)
Total from investment operations	3.92	(2.34)	0.82	7.02	(0.57)

Less dividends and distributions from:
Net realized gain	(2.30)	(0.79)	(3.68)	(1.91)	(0.59)
Total dividends and distributions	(2.30)	(0.79)	(3.68)	(1.91)	(0.59)

Net asset value, end of period	$13.26	$11.64	$14.77	$17.63	$12.52

Total return[2]	37.16%[3]	(15.41)%[3]	1.72%[3]	56.56%	(4.71)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$688	$6,568	$65,193	$79,209	$63,237
Ratio of expenses to average net assets[4]	1.94%	1.92%	1.97%	1.98%	1.99%
Ratio of expenses to average net assets prior to fees waived[4]	2.01%	2.00%	1.97%	1.98%	1.99%
Ratio of net investment loss to average net assets	(1.33)%	(1.18)%	(1.55)%	(1.40)%	(1.13)%
Ratio of net investment loss to average net assets prior to fees waived	(1.40)%	(1.26)%	(1.55)%	(1.40)%	(1.13)%
Portfolio turnover	48%	90%[5]	25%	27%	29%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	As a result of American Century Management, Inc. and Los Angeles Capital Management LLC replacing T. Rowe Price and ClearBridge Investments, LLC as the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2023, the Fund’s portfolio turnover rate increased during the year ended March 31, 2023.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.19	$22.30	$24.79	$16.93	$18.13

Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.03)	(0.14)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	6.69	(3.29)	1.33	9.86	(0.59)
Total from investment operations	6.62	(3.32)	1.19	9.77	(0.61)

Less dividends and distributions from:
Net realized gain	(2.30)	(0.79)	(3.68)	(1.91)	(0.59)
Total dividends and distributions	(2.30)	(0.79)	(3.68)	(1.91)	(0.59)

Net asset value, end of period	$22.51	$18.19	$22.30	$24.79	$16.93

Total return[2]	38.66%[3]	(14.59)%[3]	2.75%[3]	58.11%	(3.77)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,888,016	$1,723,266	$1,898,357	$1,824,739	$1,392,797
Ratio of expenses to average net assets[4]	0.94%	0.92%	0.97%	0.98%	0.99%
Ratio of expenses to average net assets prior to fees waived[4]	1.01%	1.00%	0.97%	0.98%	0.99%
Ratio of net investment loss to average net assets	(0.33)%	(0.18)%	(0.55)%	(0.40)%	(0.13)%
Ratio of net investment loss to average net assets prior to fees waived	(0.40)%	(0.26)%	(0.55)%	(0.40)%	(0.13)%
Portfolio turnover	48%	90%[5]	25%	27%	29%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	As a result of American Century Management, Inc. and Los Angeles Capital Management LLC replacing T. Rowe Price and ClearBridge Investments, LLC as the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2023, the Fund’s portfolio turnover rate increased during the year ended March 31, 2023.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.42	$20.72	$19.72	$13.22	$15.83

Income (loss) from investment operations:
Net investment income[1]	0.21	0.21	0.16	0.17	0.20
Net realized and unrealized gain (loss)	3.28	(1.35)	2.37	6.52	(2.37)
Total from investment operations	3.49	(1.14)	2.53	6.69	(2.17)

Less dividends and distributions from:
Net investment income	(0.29)	(0.22)	(0.23)	(0.10)	(0.20)
Net realized gain	(2.59)	(0.94)	(1.30)	(0.09)	(0.24)
Total dividends and distributions	(2.88)	(1.16)	(1.53)	(0.19)	(0.44)

Net asset value, end of period	$19.03	$18.42	$20.72	$19.72	$13.22

Total return[2]	21.27%[3]	(5.61)%[3]	12.91%	50.73%	(14.37)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$58,599	$51,404	$23,414	$23,730	$17,123
Ratio of expenses to average net assets[4]	1.17%	1.17%	1.18%	1.19%	1.20%
Ratio of expenses to average net assets prior to fees waived[4]	1.21%	1.17%	1.18%	1.19%	1.20%
Ratio of net investment income to average net assets	1.11%	1.12%	0.76%	1.04%	1.19%
Ratio of net investment income to average net assets prior to fees waived	1.07%	1.12%	0.76%	1.04%	1.19%
Portfolio turnover	14%	22%	9%	20%	23%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Large Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.19	$20.41	$19.44	$13.06	$15.65

Income (loss) from investment operations:
Net investment income[1]	0.07	0.07	—	0.05	0.07
Net realized and unrealized gain (loss)	3.25	(1.35)	2.34	6.42	(2.35)
Total from investment operations	3.32	(1.28)	2.34	6.47	(2.28)

Less dividends and distributions from:
Net investment income	—	—	(0.07)	—	(0.07)
Net realized gain	(2.59)	(0.94)	(1.30)	(0.09)	(0.24)
Total dividends and distributions	(2.59)	(0.94)	(1.37)	(0.09)	(0.31)

Net asset value, end of period	$18.92	$18.19	$20.41	$19.44	$13.06

Total return[2]	20.34%[3]	(6.37)%[3]	12.07%	49.61%	(15.04)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$573	$6,301	$64,602	$69,778	$50,036
Ratio of expenses to average net assets[4]	1.92%	1.92%	1.93%	1.94%	1.95%
Ratio of expenses to average net assets prior to fees waived[4]	1.96%	1.92%	1.93%	1.94%	1.95%
Ratio of net investment income to average net assets	0.36%	0.37%	0.01%	0.29%	0.44%
Ratio of net investment income to average net assets prior to fees waived	0.32%	0.37%	0.01%	0.29%	0.44%
Portfolio turnover	14%	22%	9%	20%	23%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.50	$20.78	$19.77	$13.25	$15.87

Income (loss) from investment operations:
Net investment income[1]	0.25	0.26	0.21	0.21	0.24
Net realized and unrealized gain (loss)	3.30	(1.36)	2.39	6.54	(2.38)
Total from investment operations	3.55	(1.10)	2.60	6.75	(2.14)

Less dividends and distributions from:
Net investment income	(0.30)	(0.24)	(0.29)	(0.14)	(0.24)
Net realized gain	(2.59)	(0.94)	(1.30)	(0.09)	(0.24)
Total dividends and distributions	(2.89)	(1.18)	(1.59)	(0.23)	(0.48)

Net asset value, end of period	$19.16	$18.50	$20.78	$19.77	$13.25

Total return[2]	21.54%[3]	(5.40)%[3]	13.22%	51.11%	(14.19)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,796,072	$1,977,903	$1,988,380	$1,724,882	$1,217,465
Ratio of expenses to average net assets[4]	0.92%	0.92%	0.93%	0.94%	0.95%
Ratio of expenses to average net assets prior to fees waived[4]	0.96%	0.92%	0.93%	0.94%	0.95%
Ratio of net investment income to average net assets	1.36%	1.37%	1.01%	1.29%	1.44%
Ratio of net investment income to average net assets prior to fees waived	1.32%	1.37%	1.01%	1.29%	1.44%
Portfolio turnover	14%	22%	9%	20%	23%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Small-Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.68	$12.29	$18.05	$10.17	$13.43

Income (loss) from investment operations:
Net investment loss[1]	(0.10)	(0.11)	(0.20)	(0.18)	(0.15)
Net realized and unrealized gain (loss)	1.75	(1.53)	(0.15)	10.98	(1.77)
Total from investment operations	1.65	(1.64)	(0.35)	10.80	(1.92)

Less dividends and distributions from:
Net realized gain	—	(0.97)	(5.41)	(2.92)	(1.34)
Total dividends and distributions	—	(0.97)	(5.41)	(2.92)	(1.34)

Net asset value, end of period	$11.33	$9.68	$12.29	$18.05	$10.17

Total return[2]	17.05%	(13.08)%	(5.76)%	109.54%	(16.32)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,174	$8,144	$3,864	$5,016	$3,241
Ratio of expenses to average net assets[3]	1.54%	1.54%	1.56%	1.56%	1.54%
Ratio of expenses to average net assets prior to fees waived[3]	1.66%	1.61%	1.57%	1.58%	1.63%
Ratio of net investment loss to average net assets	(0.96)%	(1.14)%	(1.19)%	(1.18)%	(1.11)%
Ratio of net investment loss to average net assets prior to fees waived	(1.08)%	(1.21)%	(1.20)%	(1.20)%	(1.20)%
Portfolio turnover	132%	114%	98%	111%	93%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$5.77	$7.85	$13.43	$8.02	$10.94

Income (loss) from investment operations:
Net investment loss[1]	(0.10)	(0.13)	(0.23)	(0.23)	(0.20)
Net realized and unrealized gain (loss)	1.04	(0.98)	0.06	8.56	(1.38)
Total from investment operations	0.94	(1.11)	(0.17)	8.33	(1.58)

Less dividends and distributions from:
Net realized gain	—	(0.97)	(5.41)	(2.92)	(1.34)
Total dividends and distributions	—	(0.97)	(5.41)	(2.92)	(1.34)

Net asset value, end of period	$6.71	$5.77	$7.85	$13.43	$8.02

Total return[2]	16.29%	(13.76)%	(6.51)%	108.02%	(16.95)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$142	$1,132	$10,474	$14,372	$9,353
Ratio of expenses to average net assets[3]	2.29%	2.29%	2.31%	2.31%	2.29%
Ratio of expenses to average net assets prior to fees waived[3]	2.41%	2.36%	2.32%	2.33%	2.38%
Ratio of net investment loss to average net assets	(1.71)%	(1.89)%	(1.94)%	(1.93)%	(1.86)%
Ratio of net investment loss to average net assets prior to fees waived	(1.83)%	(1.96)%	(1.95)%	(1.95)%	(1.95)%
Portfolio turnover	132%	114%	98%	111%	93%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Small-Mid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$11.65	$14.52	$20.37	$11.25	$14.69

Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.11)	(0.18)	(0.16)	(0.12)
Net realized and unrealized gain (loss)	2.12	(1.79)	(0.26)	12.20	(1.98)
Total from investment operations	2.03	(1.90)	(0.44)	12.04	(2.10)

Less dividends and distributions from:
Net realized gain	—	(0.97)	(5.41)	(2.92)	(1.34)
Total dividends and distributions	—	(0.97)	(5.41)	(2.92)	(1.34)

Net asset value, end of period	$13.68	$11.65	$14.52	$20.37	$11.25

Total return[2]	17.43%	(12.86)%	(5.54)%	110.06%	(16.14)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$733,745	$492,252	$732,235	$737,128	$406,140
Ratio of expenses to average net assets[3]	1.29%	1.29%	1.31%	1.31%	1.29%
Ratio of expenses to average net assets prior to fees waived[3]	1.41%	1.36%	1.32%	1.33%	1.38%
Ratio of net investment loss to average net assets	(0.71)%	(0.89)%	(0.94)%	(0.93)%	(0.86)%
Ratio of net investment loss to average net assets prior to fees waived	(0.83)%	(0.96)%	(0.95)%	(0.95)%	(0.95)%
Portfolio turnover	132%	114%	98%	111%	93%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$11.93	$14.90	$14.93	$8.36	$12.14

Income (loss) from investment operations:
Net investment income (loss)[1]	0.12	0.14	(0.04)	0.19	0.10
Net realized and unrealized gain (loss)	2.05	(1.95)	1.01	6.92	(3.50)
Total from investment operations	2.17	(1.81)	0.97	7.11	(3.40)

Less dividends and distributions from:
Net investment income	(0.19)	(0.12)	(0.12)	(0.09)	(0.11)
Net realized gain	— [2]	(1.04)	(0.88)	(0.45)	(0.27)
Total dividends and distributions	(0.19)	(1.16)	(1.00)	(0.54)	(0.38)

Net asset value, end of period	$13.91	$11.93	$14.90	$14.93	$8.36

Total return[3]	18.43%	(12.44)%	6.45%	86.21%	(29.10)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,746	$6,852	$3,328	$3,765	$1,970
Ratio of expenses to average net assets[4]	1.43%	1.44%	1.46%	1.49%	1.47%
Ratio of expenses to average net assets prior to fees waived[4]	1.53%	1.48%	1.46%	1.50%	1.52%
Ratio of net investment income (loss) to average net assets	0.94%	1.07%	(0.26)%	1.65%	0.79%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.84%	1.03%	(0.26)%	1.64%	0.74%
Portfolio turnover	26%	17%	17%	85%[5]	33%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	As a result of Cardinal Capital Management LLC replacing Westwood Management Corp. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2021, the Fund’s portfolio turnover rate increased during the year ended March 31, 2021.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Small-Mid Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.96	$12.62	$12.78	$7.22	$10.54

Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.04	(0.13)	0.09	— [2]
Net realized and unrealized gain (loss)	1.72	(1.66)	0.87	5.94	(3.02)
Total from investment operations	1.74	(1.62)	0.74	6.03	(3.02)

Less dividends and distributions from:
Net investment income	—	—	(0.02)	(0.02)	(0.03)
Net realized gain	— [2]	(1.04)	(0.88)	(0.45)	(0.27)
Total dividends and distributions	— [2]	(1.04)	(0.90)	(0.47)	(0.30)

Net asset value, end of period	$11.70	$9.96	$12.62	$12.78	$7.22

Total return[3]	17.48%	(13.13)%	5.70%	84.75%	(29.65)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$88	$939	$9,318	$11,354	$6,042
Ratio of expenses to average net assets[4]	2.18%	2.19%	2.21%	2.24%	2.22%
Ratio of expenses to average net assets prior to fees waived[4]	2.28%	2.23%	2.21%	2.25%	2.27%
Ratio of net investment income (loss) to average net assets	0.19%	0.32%	(1.01)%	0.90%	0.04%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.09%	0.28%	(1.01)%	0.89%	(0.01)%
Portfolio turnover	26%	17%	17%	85%[5]	33%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	As a result of Cardinal Capital Management LLC replacing Westwood Management Corp. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2021, the Fund’s portfolio turnover rate increased during the year ended March 31, 2021.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$12.90	$15.98	$15.94	$8.90	$12.90

Income (loss) from investment operations:
Net investment income[1]	0.16	0.19	—	0.23	0.14
Net realized and unrealized gain (loss)	2.22	(2.10)	1.08	7.37	(3.73)
Total from investment operations	2.38	(1.91)	1.08	7.60	(3.59)

Less dividends and distributions from:
Net investment income	(0.19)	(0.13)	(0.16)	(0.11)	(0.14)
Net realized gain	— [2]	(1.04)	(0.88)	(0.45)	(0.27)
Total dividends and distributions	(0.19)	(1.17)	(1.04)	(0.56)	(0.41)

Net asset value, end of period	$15.09	$12.90	$15.98	$15.94	$8.90

Total return[3]	18.68%	(12.19)%	6.74%	86.63%	(28.92)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$678,538	$603,755	$779,594	$701,597	$366,656
Ratio of expenses to average net assets[4]	1.18%	1.19%	1.21%	1.24%	1.22%
Ratio of expenses to average net assets prior to fees waived[4]	1.28%	1.23%	1.21%	1.25%	1.27%
Ratio of net investment income (loss) to average net assets	1.19%	1.32%	(0.01)%	1.90%	1.04%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.09%	1.28%	(0.01)%	1.89%	0.99%
Portfolio turnover	26%	17%	17%	85%[5]	33%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	As a result of Cardinal Capital Management LLC replacing Westwood Management Corp. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2021, the Fund’s portfolio turnover rate increased during the year ended March 31, 2021.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Optimum Fund Trust	March 31, 2024

Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers 6 series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, (each, a Fund, or collectively, the Funds). The Trust is an open-end investment company. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Optimum Fixed Income Fund and 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities, credit default swap (CDS) contracts, interest rate swap (IRS) contracts, CDS and IRS options contracts (swaptions) are generally priced based upon valuations provided by an independent pricing service or broker/counterparty in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (the Policy). Fixed income security valuations are then reviewed by DMC as part of its duties as each Fund’s valuation designee and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Forward foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and the ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by DMC. Subject to the oversight of the Trust’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Certain Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00pm ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended March 31, 2024, and for all open tax years (years ended March 31, 2021–March 31, 2023), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended March 31, 2024, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 11, 2024, March 27, 2024 and March 28, 2024 and matured by March 11, 2026, April 1, 2024 and April 2, 2024, respectively.

Reverse Repurchase Agreements — Optimum Fixed Income Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain in a segregated account, cash, cash equivalents, or US government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). The Fund will subject its investments in reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. For the year ended March 31, 2024, the Fund had average reverse repurchase agreements of $948 for which it paid interest at an average rate of 38.80%. There were no reverse repurchase agreements open at the year ended March 31, 2024.

Underlying Funds — Each Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which each Fund may invest include ETFs. Each Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Short Sales — Each Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with each Fund’s investment objective and strategies. Typically, short sales are transactions in which each Fund sells a security it does not own and, at the time a short sale is effected, each Fund incur an obligation to replace the security borrowed at whatever its price may be at the time each Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by each Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, each Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, each Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out. There were no short sales during the year ended March 31, 2024.

To Be Announced Trades (TBA) — Optimum Fixed Income Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent

(continues)                                      137

Notes to financial statements

Optimum Fund Trust

1. Significant Accounting Policies (continued)

with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. At March 31, 2024, the Fund received $4,072,000 cash collateral for TBA trades, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.”

Mortgage Dollar Rolls — Optimum Fixed Income Fund entered into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. The Fund is subject to leverage risk on certain transactions, such as the loans of portfolio securities, and the use of when issued or delayed delivery transactions or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. The use of such transactions entails a heightened risk of loss.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of realized gains (losses), attributable to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds intend to use either derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Funds may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly.

Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any Underlying Funds in which the Funds invest are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Certain Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Each Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

DMC, a series of Macquarie Investment Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities, and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisors out of its fees, which are calculated daily and paid monthly.

In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund, which is calculated daily and paid monthly:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Optimum Fixed Income Fund	0.6000% of net assets up to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets from $1 billion to $1.5 billion
0.4500% of net assets from $1.5 billion to $2 billion
0.4250% of net assets from $2 billion to $2.5 billion
0.4000% of net assets from $2.5 billion to $5 billion
0.3750% of net assets over $5 billion

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Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Optimum International Fund	0.7500% of net assets up to $500 million
0.7150% of net assets from $500 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6750% of net assets from $1.5 billion to $2 billion
0.6500% of net assets from $2 billion to $2.5 billion
0.6000% of net assets over $2.5 billion

Optimum Large Cap Growth Fund	0.7500% of net assets up to $500 million
0.7000% of net assets from $500 million to $1 billion
0.6500% of net assets from $1 billion to $1.5 billion
0.6250% of net assets from $1.5 billion to $2 billion
0.6000% of net assets from $2 billion to $2.5 billion
0.5750% of net assets from $2.5 billion to $5 billion
0.5500% of net assets over $5 billion

Optimum Large Cap Value Fund	0.7000% of net assets up to $500 million
0.6500% of net assets from $500 million to $1 billion
0.6000% of net assets from $1 billion to $1.5 billion
0.5750% of net assets from $1.5 billion to $2 billion
0.5500% of net assets from $2 billion to $2.5 billion
0.5250% of net assets from 2.5 billion to $5 billion
0.5000% of net assets over $5 billion

Optimum Small-Mid Cap Growth Fund	1.1000% of net assets up to $250 million
1.0000% of net assets from $250 million to $500 million
0.9000% of net assets from $500 million to $750 million
0.8000% of net assets from $750 million to $1 billion
0.7500% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

Optimum Small-Mid Cap Value Fund	1.0000% of net assets up to $250 million
0.9000% of net assets from $250 million to $500 million
0.8000% of net assets from $500 million to $750 million
0.7500% of net assets from $750 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6500% of net assets over $1.5 billion

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – Pacific Investment Management Company, LLC (PIMCO), Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited; Optimum International Fund – Acadian Asset Management LLC (Acadian) and Baillie Gifford Overseas Limited (Baillie Gifford); Optimum Large Cap Growth Fund – Los Angeles Capital Management LLC (Los Angeles Capital) and American Century Investment Management, Inc. (American Century); Optimum Large Cap Value Fund – Massachusetts Financial Services Company (MFS) and Great Lakes Advisors, LLC (Great Lakes); Optimum Small-Mid Cap Growth Fund – Principal Global Investors, LLC (Principal) and Peregrine Capital Management, LLC (Peregrine); Optimum Small-Mid Cap Value Fund – LSV Asset Management (LSV) and Cardinal Capital Management, LLC (Cardinal).

For the year ended March 31, 2024, DMC paid the following sub-advisory fees:

Sub-advisory fees
Optimum Fixed Income Fund	$3,139,906
Optimum International Fund	3,034,771
Optimum Large Cap Growth Fund	3,657,902
Optimum Large Cap Value Fund	5,258,724
Optimum Small-Mid Cap Growth Fund	2,883,337
Optimum Small-Mid Cap Value Fund	2,895,086

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentages of each Fund’s average daily net assets from April 1, 2023 (except as noted) through July 30, 2024. These waivers and reimbursements may only be terminated by agreement of DMC and the Funds. The waivers and reimbursements are accrued daily and received monthly.

Operating expense
limitation as
a percentage
of average
Fund	daily net assets
Optimum Fixed Income Fund	0.83%
Optimum International Fund	1.08%*
Optimum Large Cap Growth Fund	0.97%*
Optimum Large Cap Value Fund	0.92%
Optimum Small-Mid Cap Growth Fund	1.29%
Optimum Small-Mid Cap Value Fund	1.18%
*	Effective July 31, 2023. For the period April 1, 2023 through July 30, 2023, the expense limitation for Optimum International Fund and Optimum Large Cap Growth Fund was 1.04% and 0.89%, respectively.

After consideration of class specific expenses, including 12b-1 fees, the class level operating expense limitation as a percentage of average daily net assets for the period April 1, 2023 (except as noted) through July 30, 2024, unless terminated by agreement of DMC and the Fund, is as follows:

	Operating expense limitation as a percentage of average daily net assets
Fund	Class A		Class C		Institutional Class
Optimum Fixed Income Fund	1.08%		1.83%		0.83%
Optimum International Fund	1.33	%**	2.08	%**	1.08	%**
Optimum Large Cap Growth Fund	1.22	%***	1.97	%***	0.97	%***
Optimum Large Cap Value Fund	1.17%		1.92%		0.92%
Optimum Small-Mid Cap Growth Fund	1.54%		2.29%		1.29%
Optimum Small-Mid Cap Value Fund	1.43%		2.18%		1.18%
**	Effective July 31, 2023. For the period April 1, 2023 through July 31, 2023, the expense limitation were as follows for Class A, Class C and Institutional Class, respectively: 1.29%, 2.04%, and 1.04%.
***	Effective July 31, 2023. For the period April 1, 2023 through July 31, 2023, the expense limitation were as follows for Class A, Class C and Institutional Class, respectively: 1.14%, 1.89%, and 0.89%.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Trust. These services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distribution and dissemination of Funds’ NAV and performance data. For these services, the Funds pay DIFSC an asset-based

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Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

fee plus certain out-of-pocket expenses and transactional charges. DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Trust at the following annual rates: 0.0075% of the first $3.5 billion; 0.0070% of the next $2 billion; 0.0060% of the next $2 billion; and 0.0050% of aggregate average daily net assets in excess of $7.5 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Trust on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting fees.” For the year ended March 31, 2024, each Fund paid for these services as follows:

Fund	Fees
Optimum Fixed Income Fund	$1,563,456
Optimum International Fund	451,541
Optimum Large Cap Growth Fund	1,025,455
Optimum Large Cap Value Fund	1,046,726
Optimum Small-Mid Cap Growth Fund	353,265
Optimum Small-Mid Cap Value Fund	382,059

DIFSC provides the Trust with administrative services including: preparation, filing and maintaining governing documents; preparation of materials and reports for the Board; and preparation and filing of registration statements and other regulatory filings. For these administrative services, the Trust pays DIFSC the following fee as a percentage of the Trust’s average daily net assets (plus out-of-pocket expenses): 0.0525% of assets up to $7.5 billion; 0.0475% of assets from $7.5 billion to $10 billion; 0.0425% of assets from $10 billion to $12 billion; 0.0375% of assets from $12 billion to $14 billion and 0.0325% of assets over $14 billion.

DIFSC is also the shareholder servicing, dividend disbursing, and transfer agent for each Fund. For these services, the Trust pays DIFSC a fee at an annual rate of 0.18% of the Trust’s total average daily net assets, subject to a minimum fee of $2,000 per class per fund each month, plus out-of-pocket expenses. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.

Delaware Distributors, L.P. (DDLP), an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

For the year ended March 31, 2024, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Class A
Optimum Fixed Income Fund	$3,351
Optimum International Fund	952
Optimum Large Cap Growth Fund	3,608
Optimum Large Cap Value Fund	3,766
Optimum Small-Mid Cap Growth Fund	662
Optimum Small-Mid Cap Value Fund	391

For the year ended March 31, 2024, DDLP received gross CDSC commissions on redemptions of each Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class C
Optimum Fixed Income Fund	$—
Optimum International Fund	—
Optimum Large Cap Growth Fund	—
Optimum Large Cap Value Fund	11
Optimum Small-Mid Cap Growth Fund	—
Optimum Small-Mid Cap Value Fund	—

DMC, DIFSC, and DDLP are indirect, wholly owned subsidiaries of Macquarie Management Holdings, Inc. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

3. Investments

For the year ended March 31, 2024, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Purchases		Sales
	other than	Purchases of	other than	Sales of
	US government	US government	US government	US government
Fund	securities	securities	securities	securities
Optimum Fixed Income Fund	$598,204,113	$8,826,939,481	$528,253,946	$8,362,079,932
Optimum International Fund	653,053,489	—	545,190,126	—
Optimum Large Cap Growth Fund	843,550,697	—	1,260,562,017	—
Optimum Large Cap Value Fund	244,668,915	—	740,873,499	—
Optimum Small-Mid Cap Growth Fund	905,025,581	—	773,926,412	—
Optimum Small-Mid Cap Value Fund	163,967,190	—	185,695,957	—

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2024, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:

		Aggregate	Aggregate	Net unrealized
		unrealized	unrealized	appreciation
	Cost of	appreciation	depreciation	(depreciation)
	investments	of investments	of investments	of investments
Fund	and derivatives	and derivatives	and derivatives	and derivatives
Optimum Fixed Income Fund	$3,836,911,861	$27,389,237	$(210,377,023)	$(182,987,786)
Optimum International Fund	740,083,483	140,421,384	(86,889,417)	53,531,967
Optimum Large Cap Growth Fund	1,223,158,224	753,676,452	(26,562,030)	727,114,422
Optimum Large Cap Value Fund	1,313,524,915	573,940,490	(31,550,641)	542,389,849
Optimum Small-Mid Cap Growth Fund	632,737,169	139,894,178	(28,126,979)	111,767,199
Optimum Small-Mid Cap Value Fund	553,456,983	175,403,471	(43,154,651)	132,248,820

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

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Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3	–	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2024:

	Optimum Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$51,486,950	$—	$51,486,950
Agency Commercial Mortgage-Backed Securities	—	1,468,514	—	1,468,514
Agency Mortgage-Backed Securities	—	1,063,906,394	—	1,063,906,394
Collateralized Debt Obligations	—	143,931,987	—	143,931,987
Common Stock	—	—	639,914	639,914
Corporate Bonds	—	874,788,811	—	874,788,811
Government Agency Obligations	—	11,027,870	—	11,027,870
Loan Agreements	—	28,634,665	—	28,634,665
Municipal Bonds	—	19,768,130	—	19,768,130
Non-Agency Asset-Backed Securities	—	62,066,776	—	62,066,776
Non-Agency Collateralized Mortgage Obligations	—	44,124,016	—	44,124,016
Non-Agency Commercial Mortgage-Backed Securities	—	118,434,813	—	118,434,813
Sovereign Bonds	—	30,398,050	—	30,398,050
Supranational Banks	—	685,375	—	685,375
US Treasury Obligations	—	447,628,166	—	447,628,166

	Optimum Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Short-Term Investments	$—	$754,104,415	$—	$754,104,415
Total Value of Securities Before Options Written	$—	$3,652,454,932	$639,914	$3,653,094,846
Liabilities:
Options Written	$(16,750)	$(63,894)	$—	$(80,644)
Derivatives[1]
Assets:
Centrally Cleared Credit Default Swap Contracts	$—	$267,039	$—	$267,039
Centrally Cleared Interest Rate Swap Contracts	—	14,672,605	—	14,672,605
Forward Foreign Currency Exchange Contracts	—	1,638,033	—	1,638,033
Futures Contracts	2,393,686	—	—	2,393,686
Over-The-Counter Credit Default Swap Contracts	—	764,013	—	764,013
Liabilities:
Centrally Cleared Credit Default Swap Contracts	$—	$(297,838)	$—	$(297,838)
Centrally Cleared Interest Rate Swap Contracts	—	(15,739,429)	—	(15,739,429)
Forward Foreign Currency Exchange Contracts	—	(756,387)	—	(756,387)
Futures Contracts	(1,493,442)	—	—	(1,493,442)
Over-The-Counter Credit Default Swap Contracts	—	(124,297)	—	(124,297)

1Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
	Optimum International Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stocks
Australia	$24,944,135	$—	$—	$24,944,135
Austria	41,812	—	—	41,812
Belgium	106,991	—	—	106,991
Brazil	16,384,770	—	—	16,384,770
Canada	26,255,291	—	—	26,255,291
China/Hong Kong	81,104,235	—	—	81,104,235
Czech Republic	121,089	—	—	121,089
Denmark	—	43,608,656	—	43,608,656
Egypt	8,516	—	—	8,516
Finland	3,775,887	—	—	3,775,887
France	43,731,476	—	—	43,731,476

(continues)                                      145

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

	Optimum International Fund
	Level 1	Level 2	Level 3		Total
Germany	$49,272,877	$—	$—		$49,272,877
Greece	668,030	—	—		668,030
Hungary	3,173,730	—	—		3,173,730
India	41,695,779	—	125,857		41,821,636
Indonesia	3,952,052	—	—		3,952,052
Ireland	39,940,276	—	—		39,940,276
Israel	12,197,113	—	—		12,197,113
Italy	11,922,081	—	—		11,922,081
Japan	89,011,841	—	—		89,011,841
Malaysia	119,655	830,502	33		950,190
Mexico	462,315	—	—		462,315
Netherlands	39,572,183	—	—		39,572,183
Norway	51,006	867,712	—		918,718
Panama	2,956,998	—	—		2,956,998
Peru	262,278	—	—		262,278
Philippines	99,485	—	—		99,485
Poland	7,668,934	—	—		7,668,934
Portugal	12,936	—	—		12,936
Republic of Korea	19,656,986	—	—		19,656,986
Russia	—	—	—	[1,2]	—
Singapore	6,510,638	—	—		6,510,638
South Africa	3,492,012	—	—		3,492,012
Spain	16,422,781	—	—		16,422,781
Sweden	20,661,246	—	—		20,661,246
Switzerland	44,941,358	—	—		44,941,358
Taiwan	59,081,663	—	—		59,081,663
Thailand	5,518,734	—	—		5,518,734
Turkey	800,234	—	—		800,234
Ukraine	299,887	—	—		299,887
United Arab Emirates	6,241,487	—	—		6,241,487
United Kingdom	15,229,549	—	—		15,229,549
United States	43,604,609	—	—		43,604,609
Exchange-Traded Funds	1,773,930	—	—		1,773,930
Preferred Stocks	3,308,245	—	—		3,308,245
Warrants	—	—	—	[2]	—
Short-Term Investments	1,992,462	—	—		1,992,462
Total Value of Securities	$749,049,592	$45,306,870	$125,890		$794,482,352

1The value represents valuations of Russian securities for which management has determined include significant unobservable inputs as of March 31, 2024.

2The security that has been valued at zero on the “Schedules of investments” is considered to be Level 3 investment in this table.

	Optimum Large Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stocks
Communication Services	$230,313,044	$—	$—	$230,313,044
Consumer Discretionary	334,587,805	—	715	334,588,520
Consumer Staples	52,844,683	—	—	52,844,683
Energy	11,916,671	—	—	11,916,671
Financials	138,660,594	—	—	138,660,594
Healthcare	195,024,725	3,195,874	—	198,220,599
Industrials	95,305,479	—	—	95,305,479
Information Technology	859,926,119	—	—	859,926,119
Materials	13,666,569	—	—	13,666,569
Utilities	57,043	—	—	57,043
Exchange-Traded Fund	4,791,166	—	—	4,791,166
Rights	—	—	16,013	16,013
Short-Term Investments	9,966,670	—	—	9,966,670
Total Value of Securities	$1,947,060,568	$3,195,874	$16,728	$1,950,273,170

Derivatives[1]
Liabilities:
Forward Foreign Currency Exchange Contracts	$—	$(1,004)	$—	$(1,004)

1Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Optimum Large
Cap Value Fund
Level 1
Securities
Assets:
Common Stocks	$1,826,682,384
Short-Term Investments	29,227,816
Total Value of Securities	$1,855,910,200
	Optimum Small-Mid Cap Growth Fund
	Level 1	Level 3		Total
Securities
Assets:
Common Stocks	$734,611,533	$—		$734,611,533
Convertible Preferred Stock	—	130,548		130,548
Warrant	—	—	[1]	—
Short-Term Investments	9,762,287	—		9,762,287
Total Value of Securities	$744,373,820	$130,548		$744,504,368

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Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

1The security that has been valued at zero on the “Schedules of investments” is considered to be Level 3 investment in this table.

Optimum Small-
Mid Cap Value
Fund
Level 1
Securities
Assets:
Common Stocks	$674,015,240
Short-Term Investments	11,690,563
Total Value of Securities	$685,705,803

As a result of utilizing international fair value pricing at March 31, 2024, a portion of Optimum International Fund’s common stock investments were categorized as Level 2.

During the year ended March 31, 2024, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to that Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Small-Mid Cap Growth Fund’s net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments not considered significant to Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Small-Mid Cap Growth Fund’s net assets at the end of the year. As of March 31, 2024, Optimum Large Cap Value Fund and Optimum Small-Mid Cap Value Fund had no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2024 and 2023 were as follows:

		Long-term
	Ordinary	capital
	income	gains	Total
Year ended March 31, 2024:
Optimum Fixed Income Fund	$87,181,637	$—	$87,181,637
Optimum International Fund	10,602,612	—	10,602,612
Optimum Large Cap Growth Fund	—	186,697,214	186,697,214
Optimum Large Cap Value Fund	36,322,702	209,668,271	245,990,973
Optimum Small-Mid Cap Growth Fund	—	—	—
Optimum Small-Mid Cap Value Fund	8,777,248	41,413	8,818,661

Year ended March 31, 2023:
Optimum Fixed Income Fund	79,973,020	—	79,973,020
Optimum International Fund	16,973,814	—	16,973,814
Optimum Large Cap Growth Fund	—	74,173,332	74,173,332
Optimum Large Cap Value Fund	27,167,122	96,862,258	124,029,380
Optimum Small-Mid Cap Growth Fund	386,594	38,319,895	38,706,489
Optimum Small-Mid Cap Value Fund	9,124,827	42,751,367	51,876,194

5. Components of Net Assets on a Tax Basis

As of March 31, 2024, the components of net assets on a tax basis were as follows:

		Optimum	Optimum Large
	Optimum Fixed	International	Cap Growth
	Income Fund	Fund	Fund
Shares of beneficial interest	$3,136,085,283	$893,480,961	$1,134,796,430
Undistributed ordinary income	21,865,944	3,557,510	48,356,020
Undistributed long-term capital gains	—	—	41,958,511
Qualified late year loss deferrals	—	—	—
Capital loss carryforwards	(274,476,637)	(151,792,956)	—
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(182,987,786)	53,531,967	727,114,422
Net assets	$2,700,486,804	$798,777,482	$1,952,225,383
	Optimum	Optimum	Optimum
	Large Cap	Small-Mid Cap	Small-Mid Cap
	Value Fund	Growth Fund	Value Fund
Shares of beneficial interest	$1,263,934,042	$694,950,879	$563,487,155
Undistributed ordinary income	5,356,178	—	1,963,358
Undistributed long-term capital gains	43,563,782	—	—
Qualified late year loss deferrals	—	(1,371,314)	—
Capital loss carryforwards	—	(62,285,638)	(11,327,110)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	542,389,849	111,767,199	132,248,820
Net assets	$1,855,243,851	$743,061,126	$686,372,223

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of forward foreign currency exchange contracts, mark-to-market of futures contracts, tax

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Notes to financial statements

Optimum Fund Trust

5. Components of Net Assets on a Tax Basis (continued)

treatment of passive foreign investment companies (PFICs) and securities no longer considered PFICs, tax treatment of swap contracts, paydown gains (losses) of asset- and mortgage-backed securities, and amortization of premium on convertible securities.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2024 through March 31, 2024 and November 1, 2023 through March 31, 2024, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, and earnings and profits distributed to shareholders on the redemption of shares. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2024, the Funds recorded the following reclassifications:

	Optimum	Optimum
	Large Cap	Small-Mid Cap
	Value Fund	Growth Fund
Paid-in capital	$32,493,626	$(2,191,320)
Total distributable earnings (loss)	(32,493,626)	2,191,320

Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Small-Mid Cap Value Fund did not have any reclassifications for the year ended March 31, 2024.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2024, the Funds utilized the following capital loss carryforwards:

Optimum Small-Mid Cap Growth Fund	$20,809,896

At March 31, 2024, capital loss carryforwards available to offset future realized capital gains are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Optimum Fixed Income Fund	$131,774,141	$142,702,496	$274,476,637
Optimum International Fund	43,330,591	108,462,365	151,792,956
Optimum Small-Mid Cap Growth Fund	62,285,638	—	62,285,638
Optimum Small-Mid Cap Value Fund	1,672,667	9,654,443	11,327,110

6. Capital Shares

Transactions in capital shares were as follows:

			Optimum
			International
	Optimum Fixed Income Fund		Fund		Optimum Large Cap Growth Fund
	Year ended		Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23	3/31/24	3/31/23
Shares sold:
Class A	711,677	5,575,023	130,055	981,842	382,830	2,177,443
Class C	6,569	133,616	537	27,688	5,213	53,555
Institutional Class	90,165,530	44,516,021	29,467,065	9,854,933	12,191,844	21,384,076

Shares issued upon reinvestment of dividends and distributions:
Class A	205,574	241,129	16,591	40,662	428,271	166,086
Class C	—	150	—	—	9,123	41,817
Institutional Class	10,684,294	9,574,267	929,408	1,584,232	9,380,699	4,262,496
	101,773,644	60,040,206	30,543,656	12,489,357	22,397,980	28,085,473

Shares redeemed:
Class A	(1,393,967)	(1,044,561)	(207,384)	(191,842)	(640,627)	(462,574)
Class C	(567,385)	(7,491,022)	(125,216)	(1,340,777)	(526,879)	(3,945,725)
Institutional Class	(65,046,970)	(69,824,431)	(20,215,564)	(31,334,138)	(32,424,925)	(16,062,177)
	(67,008,322)	(78,360,014)	(20,548,164)	(32,866,757)	(33,592,431)	(20,470,476)
Net increase (decrease)	34,765,322	(18,319,808)	9,995,492	(20,377,400)	(11,194,451)	7,614,997

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Notes to financial statements

Optimum Fund Trust

6. Capital Shares (continued)

	Optimum		Optimum		Optimum
	Large Cap		Small-Mid Cap		Small-Mid Cap
	Value Fund		Growth Fund		Value Fund
	Year ended		Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23	3/31/24	3/31/23
Shares sold:
Class A	339,958	1,978,519	109,118	561,011	71,357	391,455
Class C	1,965	19,204	567	20,686	187	5,848
Institutional Class	12,973,143	25,200,397	20,867,348	8,315,253	10,614,473	7,016,626

Shares issued upon reinvestment of dividends and distributions:
Class A	484,870	177,347	—	84,410	9,140	53,244
Class C	4,280	17,470	—	32,568	1	8,670
Institutional Class	14,288,515	6,362,453	—	3,332,942	665,143	3,835,685
	28,092,731	33,755,390	20,977,033	12,346,870	11,360,301	11,311,528

Shares redeemed:
Class A	(536,131)	(494,412)	(141,526)	(118,079)	(97,861)	(93,737)
Class C	(322,317)	(2,855,373)	(175,484)	(1,190,965)	(86,982)	(658,703)
Institutional Class	(40,469,479)	(20,323,462)	(9,490,347)	(19,808,939)	(13,125,959)	(12,818,566)
	(41,327,927)	(23,673,247)	(9,807,357)	(21,117,983)	(13,310,802)	(13,571,006)
Net increase (decrease)	(13,235,196)	10,082,143	11,169,676	(8,771,113)	(1,950,501)	(2,259,478)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included in shares sold and shares redeemed in the tables above and on the previous page and on the “Statements of changes in net assets.” For the years ended March 31, 2024 and 2023, each Fund had the following exchange transactions:

	Exchange Redemptions	Exchange Subscriptions
			Institutional
	Class C	Class A	Class
	Shares	Shares	Shares	Value
Optimum Fixed Income Fund
Year ended
3/31/24	202,493	206,528	—	$1,660,493

Optimum International Fund
Year ended
3/31/24	59,935	59,077	—	659,944

Optimum Large Cap Growth Fund
Year ended
3/31/24	219,733	158,217	—	3,001,314

	Exchange Redemptions	Exchange Subscriptions
			Institutional
	Class C	Class A	Class
	Shares	Shares	Shares	Value
Optimum Large Cap Value Fund
Year ended
3/31/24	143,243	140,782	—	$2,701,305
3/31/23	2,445	—	2,410	46,095

Optimum Small-Mid Cap Growth Fund
Year ended
3/31/24	81,181	48,212	—	457,111

Optimum Small-Mid Cap Value Fund
Year ended
3/31/24	32,475	26,987	—	325,761

Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund did not have exchange transactions for the year ended March 31, 2023.

7. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Forward Foreign Currency Exchange Contracts — Each Fund may enter into forward foreign currency exchange contracts and forward foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts and forward foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts and forward foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. Open forward foreign currency exchange contracts, if any, are disclosed on the “Schedules of investments.” During the year ended March 31, 2024, Optimum Fixed Income Fund used forward foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to decrease exposure to foreign currencies and Optimum Large Cap Growth Fund used forward foreign currency exchange contracts and to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to decrease exposure to foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Optimum Fixed Income Fund may use futures contracts in the

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Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

normal course of pursuing its investment objective. Optimum Fixed Income Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund posted securities collateral valued at $4,596,880 and $8,678,416 cash collateral as margin for open futures contracts. Cash collateral is included as “Cash collateral due from brokers” on the “Statements of assets and liabilities” and securities collateral are presented on the “Schedules of investments.” Open futures contracts, if any, are disclosed on the “Schedules of investments.”

During the year ended March 31, 2024, Optimum Fixed Income Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions, as a cash management tool, and to facilitate investments in portfolio securities.

Options Contracts — Optimum Fixed Income Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. Open options contracts, if any, are disclosed on the “Schedules of investments.”

During the year ended March 31, 2024, Optimum Fixed Income Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions, to manage the Fund’s exposure to changes in foreign currencies, to adjust the Fund’s overall exposure to certain markets, to receive premiums for writing options, selling put options to purchase the underlying security for the Fund at a price lower than the current market value of the security, and to protect the value of portfolio securities.

Swap Contracts — Optimum Fixed Income Fund may enter into currency swap contracts, index swap contracts, inflation swaps, IRS contracts, and CDS contracts in the normal course of pursuing its investment objective. The Fund may invest in IRS contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may use currency swaps to protect against currency fluctuations. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. Swap agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).

Interest Rate Swaps. An IRS contract is an exchange of interest rates between counterparties. In one instance, an IRS involves payments received by Optimum Fixed Income Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An IRS can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. IRS may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the IRS contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2024, Optimum Fixed Income Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2024, Optimum Fixed Income Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the “Schedules of investments,” at March 31, 2024, the notional value of the protection sold was EUR 9,400,000 and $27,529,113, which reflects the maximum potential amount Optimum Fixed Income Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2024, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Fund and other third parties which the Fund can obtain in the occurrence of a credit event. At March 31, 2024, net unrealized appreciation of the protection sold was $1,019,298.

CDS contracts may involve greater risks than if Optimum Fixed Income Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, or (2) for cleared swaps, trading these instruments through a central counterparty. Open swap contracts, if any, are disclosed on the “Schedules of investments.”

During the year ended March 31, 2024, Optimum Fixed Income Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.

At March 31, 2024, for centrally cleared derivative contracts, Optimum Fixed Income Fund posted $2,126,309 cash collateral for certain centrally cleared derivatives, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.” The Fund also posted $9,268,087 in securities collateral comprised of US treasury obligations for certain open centrally cleared derivative contracts. At

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Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

March 31, 2024, for bilateral derivative contracts, the Fund received $590,000 and posted $230,000 in cash collateral, which is included in “Cash collateral due to brokers” and “Cash collateral due from brokers” on the “Statements of assets and liabilities,” respectively. The Fund also posted $242,563 in securities collateral comprised of US treasury obligations for certain open bilateral derivative contracts. Securities collateral are presented on the “Schedules of investments.”

Fair values of derivative instruments as of March 31, 2024 were as follows:

	Optimum Fixed Income Fund
	Asset Derivatives Fair Value
		Interest
Statements of Assets and	Currency	Rate	Credit
Liabilities Location	Contracts	Contracts	Contracts	Total
Unrealized appreciation on forward foreign currency exchange contracts	$1,638,033	$—	$—	$1,638,033
Variation margin due to brokers on futures contracts*	—	2,393,686	—	2,393,686
Variation margin due from brokers on centrally cleared credit default swap contracts*	—	—	267,039	267,039
Variation margin due from brokers on centrally cleared interest rate swap contracts*	—	14,672,605	—	14,672,605
Unrealized appreciation on over-the-counter credit default swap contracts	—	—	764,013	764,013
Total	$1,638,033	$17,066,291	$1,031,052	$19,735,376

	Optimum Fixed Income Fund
	Liability Derivatives Fair Value
		Interest
Statements of Assets and	Currency	Rate	Credit
Liabilities Location	Contracts	Contracts	Contracts	Total
Unrealized depreciation on forward foreign currency exchange contracts	$(756,387)	$—	$—	$(756,387)
Variation margin due to brokers on futures contracts*	—	(1,493,442)	—	(1,493,442)
Variation margin due to brokers on centrally cleared credit default swap contracts*	—	—	(297,838)	(297,838)
Variation margin due to brokers on centrally cleared interest rate swap contracts*	—	(15,739,429)	—	(15,739,429)
Unrealized depreciation on over-the-counter credit default swap contracts	—	—	(124,297)	(124,297)
Options written, at value	—	(80,644)	—	(80,644)
Total	$(756,387)	$(17,313,515)	$(422,135)	$(18,492,037)

*Includes cumulative appreciation (depreciation) of futures contracts, centrally cleared CDS contracts, and centrally cleared IRS contracts from the date the contracts were opened through March 31, 2024. Only current day variation margin is reported on Optimum Fixed Income Fund’s “Statements of assets and liabilities.”

The effect of derivative instruments on Optimum Fixed Income Fund’s “Statements of operations” for the year ended March 31, 2024 was as follows:

	Net Realized Gain (Loss) on:
	Forward
	Foreign
	Currency
	Exchange	Futures	Options	Options	Swap
	Contracts	Contracts	Purchased	Written	Contracts	Total
Currency contracts	$13,738,142	$—	$—	$80,067	$—	$13,818,209
Interest rate contracts	—	(18,155,412)	451,405	4,918	(6,902,529)	(24,601,618)
Credit contracts	—	—	(150,150)	521,169	194,172	565,191
Total	$13,738,142	$(18,155,412)	$301,255	$606,154	$(6,708,357)	$(10,218,218)

		Net Change in Unrealized Appreciation (Depreciation) on:
	Forward
	Foreign
	Currency
	Exchange	Futures	Options	Options	Swap
	Contracts	Contracts	Purchased	Written	Contracts	Total
Currency contracts	$(921,171)	$—	$—	$(26,308)	$—	$(947,479)
Interest rate contracts	—	(5,203,638)	(3,220,555)	5,326,079	11,672,783	8,574,669
Credit contracts	—	—	43,850	163,363	201,927	409,140
Total	$(921,171)	$(5,203,638)	$(3,176,705)	$5,463,134	$11,874,710	$8,036,330

During the year ended March 31, 2024, Optimum Large Cap Growth Fund experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

The tables below summarize the average daily balance of derivative holdings by certain Funds during the year ended March 31, 2024:

	Long Derivative Volume
	Optimum		Optimum
	Fixed Income		Large Cap
	Fund		Growth Fund
Forward foreign currency exchange contracts (average notional value)	USD	45,645,498	USD	85,176
Futures contracts (average notional value)		578,975,187		—
Options contracts (average notional value)*		3,263,322		—
CDS contracts (average notional value)**	USD	11,153,610	USD	—
Interest rate swap contracts (average notional value)	AUD	50,037,349	AUD	—
Interest rate swap contracts (average notional value)	BRL	239,192,771	BRL	—
Interest rate swap contracts (average notional value)	CAD	12,493,574	CAD	—
Interest rate swap contracts (average notional value)	EUR	40,576,908	EUR	—
Interest rate swap contracts (average notional value)	GBP	37,072,289	GBP	—
Interest rate swap contracts (average notional value)	JPY	2,479,518,072	JPY	—
Interest rate swap contracts (average notional value)	USD	411,841,285	USD	—

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Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

	Short Derivative Volume
	Optimum		Optimum
	Fixed Income		Large Cap
	Fund		Growth Fund
Forward foreign currency exchange contracts (average notional value)	USD	221,329,113	USD	3,593,478
Futures contracts (average notional value)		186,004,588		—
Options contracts (average notional value)*		5,342,501		—
CDS contracts (average notional value)**	EUR	9,420,080	EUR	—
CDS contracts (average notional value)**	USD	26,706,519	USD	—

*Long represents purchased options and short represents written options.

**Long represents buying protection and short represents selling protection.

8. Offsetting

Certain Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help certain Funds mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between certain Funds and a counterparty that governs certain over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, certain Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, certain Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At March 31, 2024, certain Funds had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Optimum Fixed Income Fund

		Gross Value of
	Gross Value of	Derivative
Counterparty	Derivative Asset	Liability	Net Position
Bank of America Merrill Lynch	$624,511	$(11,150)	$613,361
BNP Paribas	63,640	(2,845)	60,795
Citigroup	118,249	(21,082)	97,167
Deutsche Bank	1,408,843	(40,431)	1,368,412
JPMorgan Chase Bank	202,786	(780,659)	(577,873)
Morgan Stanley	38,140	(2,686)	35,454
TD Bank	26,736	(32,210)	(5,474)
Total	$2,482,905	$(891,063)	$1,591,842

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
Bank of America Merrill Lynch	$613,361	$—	$—	$—	$—	$613,361
BNP Paribas	60,795	—	—	—	—	60,795
Citigroup	97,167	—	(97,167)	—	—	—
Deutsche Bank	1,368,412	—	(390,000)	—	—	978,412
JPMorgan Chase Bank	(577,873)	—	—	219,757	—	(358,116)
Morgan Stanley	35,454	—	—	—	—	35,454
TD Bank	(5,474)	—	—	—	—	(5,474)
Total	$1,591,842	$—	$(487,167)	$219,757	$—	$1,324,432

Optimum Large Cap Growth Fund

		Gross Value of
	Gross Value of	Derivative
Counterparty	Derivative Asset	Liability	Net Position
UBS	$—	$(1,004)	$(1,004)

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
UBS	$(1,004)	$—	$—	$—	$—	$(1,004)

Master Repurchase Agreements

Repurchase agreements are entered into by each Fund under master repurchase agreements (each, an MRA). The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund would recognize a liability with respect to such excess collateral. The liability reflects each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2024, the following table is a summary of each Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

	Optimum Fixed Income Fund
		Fair Value of
	Reverse	Non-Cash	Cash
	Repurchase	Collateral	Collateral	Net Collateral	Net
Counterparty	Agreements	Received	Received(a)	Received	Exposure(b)
Barclays Bank	$292,000,000	$(292,000,000)	$—	$(292,000,000)	$—
JPMorgan Securities	172,104,415	(172,104,415)	—	(172,104,415)	—
Standard Chartered Bank	290,000,000	(290,000,000)	—	(290,000,000)	—
Total	$754,104,415	$(754,104,415)	$—	$(754,104,415)	$—
(a)	The value of the related collateral exceeded the value of the derivatives, and repurchase agreements as of March 31, 2024, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities.

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Notes to financial statements

Optimum Fund Trust

9. Securities Lending (continued)

With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

At March 31, 2024, each Fund had no securities out on loan.

10. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact your Funds’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate.

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Optimum Fixed Income Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC, lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Optimum Fixed Income Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As Optimum Fixed Income Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund. There were no unfunded loan commitments at the year ended March 31, 2024.

Optimum Fixed Income Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Optimum Fixed Income Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the Fund to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced

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Notes to financial statements

Optimum Fund Trust

10. Credit and Market Risks (continued)

liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, the Fund could sustain a loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities. For example, the Fund’s investments in CMOs, real estate mortgage investment conduits (“REMICs”), and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. Stripped mortgage-backed securities that receive only payments of interest (“IOs”) will generally decrease in value if interest rates decline or prepayment rates increase. Stripped mortgage-backed securities that receive only payments of principal (“POs”) will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause the Fund to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.

Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- and mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2024. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, and Optimum Small-Mid Cap Growth Fund invested in growth stocks (such as those in the technology sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short-term.

Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the “Statements of assets and liabilities”, if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended (1933 Act), and other securities which may not be readily marketable. The Funds may also invest in securities exempt from registration under Section 4(a)(2) of the 1933 Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Trust’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the

Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and restricted securities have been identified on the “Schedules of investments.”

11. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

On May 13, 2024, the Board of Trustees of the Optimum Small-Mid Cap Value Fund approved the appointment of Wellington Management Company LLP (“Wellington”) as a sub-advisor to the Fund. It is currently anticipated that Wellington will replace Cardinal Capital Management, L.L.C. as a sub-advisor to this Fund in early-to-mid-June 2024. LSV Asset Management remains as the other sub-advisor to the Fund.

Effective April 1, 2024, the fees payable to DIFSC for shareholder servicing, dividend disbursing, and transfer agent provided to the Funds as described in Note 2 were revised. As of such date, the Trust pays DIFSC a fee at an annual rate of 0.16% of the Trust’s total average daily net assets, subject to a minimum fee of $2,000 per class per fund each month, plus out-of-pocket expenses.

Effective August 1, 2024, the fees payable to DMC for investment advisory fees provided to Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund as described in Note 2 were revised. Each Fund pays DMC an annual fee based on each Fund’s average daily net assets as follows:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Optimum Small-Mid Cap Growth Fund	1.0000% of net assets up to $500 million
0.9000% of net assets from $500 million to $750 million
0.8000% of net assets from $750 million to $1 billion
0.7500% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

Optimum Small-Mid Cap Value Fund	0.9000% of net assets up to $500 million
0.8000% of net assets from $500 million to $750 million
0.7500% of net assets from $750 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6500% of net assets over $1.5 billion

Management has determined that no other material events or transactions occurred subsequent to March 31, 2024, that would require recognition or disclosure in the Funds’ financial statements.

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Report of independent registered public accounting firm

To the Board of Trustees of Optimum Fund Trust and Shareholders of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund (constituting Optimum Fund Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 28, 2024

We have served as the auditor of one or more Macquarie investment companies since 2010.

Other Fund information

(Unaudited)

Optimum Fund Trust

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2024, the Funds report distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gains	Income	Total	(C)
	Distributions	Distributions*	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends [1]
Optimum Fixed Income Fund	—	100.00%	100.00%	—
Optimum International Fund	—	100.00%	100.00%	—
Optimum Large Cap Growth Fund	100.00%	—	100.00%	—
Optimum Large Cap Value Fund	85.23%	14.77%	100.00%	95.87%
Optimum Small-Mid Cap Growth Fund	—	—	—	—
Optimum Small-Mid Cap Value Fund	0.47%	99.53%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on the ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2024, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are as reported in the following table. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.

	Optimum	Optimum Large	Optimum	Optimum	Optimum
Optimum Fixed	International	Cap Growth	Large Cap	Small-Mid Cap	Small-Mid Cap
Income Fund	Fund	Fund	Value Fund	Growth Fund	Value Fund
—	100.00%	—	100.00%	—	100.00%

For the fiscal year ended March 31, 2024, certain distributions paid by the Funds, determined to be Qualified Interest Income or Qualified Short-Term Capital Gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended March 31, 2024, the Funds have reported maximum distributions of Qualified Interest Income and Qualified Short-Term Capital Gains as follows:

		Qualified
	Qualified	Short-Term
	Interest Income	Capital Gains
Optimum Fixed Income Fund	$82,689,503	$—
Optimum Large Cap Growth Fund	—	48,356,020
Optimum Large Cap Value Fund	—	10,539,333

Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $1,682,111. The gross foreign source income earned during the fiscal year 2024 by the Fund was $19,846,611.

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Other Fund information

(Unaudited)

Optimum Fund Trust

Tax Information (continued)

The percentage of the ordinary dividends reported by Optimum Fixed Income Fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.00%.

Board Consideration of Amended Fee Schedule for Investment Management Agreement for Optimum Small-Mid Cap Value Fund and Optimum Small-Mid Cap Growth Fund at a Meeting Held March 20–21, 2024

At a meeting held March 20-21, 2024 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of Optimum Fund Trust (the “Trust”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a fee restructuring proposal that lowered current investment management fees charged to the Optimum Small-Mid Cap Value Fund and Optimum Small-Mid Cap Growth Fund (each, a “Smid Cap Fund” or collectively, the “Smid Cap Funds”) by Delaware Management Company (“DMC” or “Management”) and lowered the transfer agency fees charged to the Trust by DMC’s affiliate. In particular, the Board approved an amended and restated fee schedule (the “Amended Fee Schedule”) for the Investment Management Agreement between DMC and the Trust on behalf of the Smid Cap Funds..

In reaching its decision with regard to the Amended Fee Schedule, the Board took into account information provided, and discussions held, in connection with the Investment Management Agreement renewal process undertaken by the Board that culminated in the renewal of DMC’s Investment Management Agreement at the Board’s September 2023 meeting (the “September Renewal”) and additional materials provided to the Board in regards to the Amended Fee Schedule proposal in connection with the Meeting.

In considering the Amended Fee Schedule, the Independent Trustees received assistance and advice from and met separately with independent counsel. In this regard, the Independent Trustees reviewed with independent counsel their legal duties and obligations in connection with the approval of the Amended Fee Schedule and discussed, in detail, the matters related to such approval. The materials prepared by Management specifically in connection with the approval of the Amended Fee Schedule were provided to the Independent Trustees in advance of the Meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. Following discussions in this regard and for reasons underlying the Board’s decision in connection with the September Renewal, the Trustees were satisfied with the nature, extent and quality of the services provided by DMC to each of the Smid Cap Funds. In addition, the Board took into consideration Management’s representation that there would be no change in the nature, quality and quantity of the services DMC provides to the Smid Cap Funds.

Investment performance. As noted in connection with the September Renewal, the Board was satisfied with the overall investment performance of Optimum Small-Mid Cap Growth Fund and was prepared to take appropriate action as necessary in an attempt to improve performance going forward for the Optimum Small-Mid Cap Value Fund. The Smid Cap Funds’ and DMC’s performance during the period between the September Renewal and the Meeting had not altered the Board’s assessment of DMC in regards to investment performance.

Comparative expenses. In considering the appropriateness of the investment management fees charged to the Smid Cap Funds, the Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by DMC. It was noted that at the September Renewal the Trustees considered various other products, portfolios and entities that are advised by DMC, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts of interest. Attention was also given to an analysis of each Smid Cap Fund’s Institutional Class share expenses, including investment management fees, as compared to a group of other multi-advised institutional funds deemed comparable by Lipper Inc. (an independent third-party analyst and subsidiary of Broadridge Inc.), provided in connection with the September Renewal. It was noted that the Board’s analysis in regards to these items had not materially changed from the September Renewal.

The Trustees noted that DMC was proposing fee concessions for the services provided for investment management for the Smid Cap Funds. Materials were furnished to the Board ahead of the Meeting detailing these fee schedule changes and information on pro forma Smid Cap Fund expenses were also provided to the Board showing the expected impact of the Amended Fee Schedule on the Smid Cap Funds’ expense ratios. The Trustees also noted that DMC, since inception, had waived fees to the extent necessary to keep expenses of each Smid Cap Fund from exceeding a designated percentage of the applicable Smid Cap Fund’s average daily net assets, and that the Trustees had also previously discussed in detail the current cap on expenses in effect for each Smid Cap Fund through July 30, 2024. It was noted that DMC plans on continuing to utilize expense caps as necessary to strategically reduce a Smid Cap Fund’s total expenses after the Amended Fee Schedule goes into effect on August 1, 2024. While intending to continuously monitor the fee structure of each Smid Cap Fund, the Trustees found the revised expense structure of each Smid Cap Fund to be acceptable in view of the nature and structure of Smid Cap Fund operations and Management’s cap on expenses.

DMC’s profitability; economies of scale. Based on the asset size of each Smid Cap Fund and the reimbursement and/or waiver of expenses by DMC, as well as the profitability information furnished to them by DMC, the Trustees did not believe that the level of profit being realized by DMC and its affiliates from services provided to the Smid Cap Funds was excessive. In connection with the September Renewal, the Board was also provided with information on potential fall-out benefits derived or to be derived by DMC and its affiliates in connection with their relationship to the Smid Cap Funds, such as the fees received for non-investment management services provided to the Smid Cap Funds by certain affiliates of DMC, soft dollar arrangements, and commissions paid to affiliated broker-dealers.

The Trustees recognized that as the Smid Cap Funds get larger at some point, economies of scale may result in DMC realizing a larger profit margin on management services provided to a Smid Cap Fund. The Trustees also noted that economies of scale are shared with a Smid Cap Fund and its shareholders through investment management fee breakpoints so that as a Smid Cap Fund grows in size, its effective investment management fee rate declines.

Form N-PORT and proxy voting information

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 914-0278; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at optimummutualfunds.com.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at optimummutualfunds.com/shareholder/proxy-voting-information; and (ii) on the SEC’s website at sec.gov.

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Board of trustees and officers addendum

Optimum Fund Trust

A mutual fund is governed by a Board of Trustees, which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex[1] Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INTERESTED TRUSTEES

John Leonard[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 March 1960	Trustee, President, and Chief Executive Officer	Since March 9, 2023	Executive Director and Chairperson of Equities – Macquarie Asset Management[3] (2017-Present) Head of Equities and Group Managing Director – UBS Asset Management (2008-2016)	6	None

INDEPENDENT TRUSTEES

Kevin G. Chavers 100 Independence 610 Market Street Philadelphia, PA 19106-2354 August 1963	Trustee	Since August 26, 2021	Private Investor (2021-Present) Managing Director — BlackRock (Asset management) (2011-2021)	6	Director — Chimera Investment Corporation (2021-Present) Director —SMBC Americas Holdings, Inc. (2021-Present)
					Director — Toorak Capital Partners (2021-Present)

					Director — Freddie Mac (2022-Present)

Robert J. Christian 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1949	Trustee	Trustee since November 1, 2007	Private Investor (2006-Present)	6	Trustee — FundVantage Trust (34 mutual funds) (2007-Present) Trustee — Third Avenue Trust (3 mutual funds) (2019-Present)

					Trustee — Third Avenue Variable Series Trust (1 mutual fund) (2019-Present)

Dianna Gonzales-Burdin 100 Independence 610 Market Street Philadelphia, PA 19106-2354 August 1961	Trustee	Since August 3, 2022	Private Investor (2021-Present) Managing Director — Strategic Investment Group (1991-2021)	6	Director — Heartland Funds (3 mutual funds) (2022-Present) Director — Marathon Asset Management (2024-Present)

Mark K. Hancock 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1968	Trustee	Since August 3, 2022	President — The Glenmore Group LLC (2016-Present) Managing Director (2005-2015) — Goldman Sachs Asset Management	6	None

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Pamela J. Moret 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1956	Chair and Trustee	Chair since January 1, 2022 Trustee since October 1, 2013	Private Investor (2015–Present) Chief Executive Officer — brightpeak financial (2011-2015) Senior Vice President — Thrivent Financial for Lutherans (2002-2015)	6	Director and Chair — Blue Cross Blue Shield of Minnesota (2014-Present)

Stephen P. Mullin 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1956	Trustee	Since July 17, 2003	Principal — Econsult Solutions, Inc. (2020-Present) President — Econsult Solutions, Inc. (2013-2020)	6	None

Susan M. Stalnecker 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since December 14, 2016	Senior Advisor — Boston Consulting Group (2016-Present) Vice President — Productivity & Shared Services — E.I. du Pont de Nemours and Company (2012-2016) Vice President and Treasurer — E.I. du Pont de Nemours and Company (2006-2012)	6	Director — Leidos (2016-Present) Director — Bioventus (2018-Present)

OFFICERS

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President and Secretary	Senior Vice President since May 2013; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Asset Management.[3]	6	None[4]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President, Treasurer, and Chief Financial Officer	Treasurer since September 2007; Senior Vice President and Chief Financial Officer since December 2019	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.[3]	6	None[4]

A.G. Ciavarelli 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1972	Senior Vice President, General Counsel, and Assistant Secretary	Senior Vice President and General Counsel since June 2021; Assistant Secretary since December 2004	A.G. Ciavarelli has served in various capacities at different times at Macquarie Asset Management.[3]	6	None
[1]	The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.
[2]	“Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.
[3]	Macquarie Asset Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[4]	Messrs. Connor and Geatens also serve in similar capacities for the Delaware Funds® by Macquarie, a fund complex that has the same manager, principal underwriter, and transfer agent as the Trust.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

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Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Optimum Mutual Funds’ Internet Web site at www.optimummutualfunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.        An understanding of generally accepted accounting principles and financial statements;

b.        The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.        Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.        An understanding of internal controls and procedures for financial reporting; and

e.        An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.        Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.        Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.        Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.        Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Robert J. Christian
Dianna Gonzales-Burdin
Susan M. Stalnecker, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $179,007 for the fiscal year ended March 31, 2024.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $173,792 for the fiscal year ended March 31, 2023.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2024.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,362,878 for the registrant’s fiscal year ended March 31, 2024. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $32,810 for the fiscal year ended March 31, 2024. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2024.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $31,853 for the fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2023.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2024.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2024. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2023.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s

Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

Fs

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $24,428,000 and $9,044,000 for the registrant’s fiscal years ended March 31, 2024 and March 31, 2023, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i)          Not applicable.

(j)          Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)          Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)          Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Recovery of Erroneously Awarded Compensation

Not applicable

Item 14. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

OPTIMUM FUND TRUST

/s/JOHN LEONARD
By:	John Leonard
Title:	President and Chief Executive Officer
Date:	June 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/JOHN LEONARD
By:	John Leonard
Title:	President and Chief Executive Officer
Date:	June 5, 2024
/s/DANIEL V. GEATENS
By:	Daniel V. Geatens
Title:	Chief Financial Officer
Date:	June 5, 2024